EXHIBIT 10.22

FOIA Confidential Treatment Requested

OEM DISTRIBUTION AND

LICENSE AGREEMENT

BY AND BETWEEN

ADOBE SYSTEMS INCORPORATED and

ADOBE SYSTEMS SOFTWARE IRELAND LIMITED

AND

ELECTRONICS FOR IMAGING, INC.

DATED: SEPTEMBER 19, 2005

OEM DISTRIBUTION AND LICENSE AGREEMENT

TABLE OF CONTENTS

Section Number	Section Name	Page
1	Definitions	4

2	Scope of EFI’s Licenses	9

3	Modification to Adobe Deliverables	12

4	Adobe Deliverables and Acceptance	13

5	Development, Testing, Certification and Updating of EFI Products	14

6	Proprietary Rights and Legends	15

7	Marketing of EFI Products [*]	16

8	Payments	18

9	Performance Warranty	21

10	EFI Support of End Users	22

11	Proprietary Rights Indemnity	22

12	Term and Termination	24

13	Limitation of Liability	26

14	General	27

15	Dispute Resolution	30

16	Subsidiaries and Contractors	31

17	Name Change	31

18	Financial Statements	31

19	Confidentiality	32

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

OEM DISTRIBUTION AND LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	1

EXHIBITS

Title	Exhibit	Section Reference
Licensing Categories and Terms	A	1.4, 1.8, 1.22, 1.23, 1.25, 2.1, 12.51, EXHIBIT G, EXHIBIT L, EXHIBIT O

Development and Reproduction Sites	B	1.10, EXHIBIT K-2

Extended Roman Font Program Set	C-1	1.16, 1.19, EXHIBIT A, EXHIBIT F, EXHIBIT I, EXHIBIT L, EXHIBIT Q

Font Programs for Japanese Typefaces	C-2	1.16, 1.19, EXHIBIT A, EXHIBIT F, EXHIBIT I, EXHIBIT L

Font Programs for Chinese Typefaces	C-3	1.16, EXHIBIT A, EXHIBIT F, EXHIBIT I

Font Programs for Korean Typefaces	C-4	EXHIBIT A, EXHIBIT F, EXHIBIT I, 1.16

Form of Certification Request and Approval	D-1	EXHIBIT J, 1.6

Form of Product Certification Checklist	D-2	EXHIBIT J, 1.6

Omitted	E

Adobe Deliverables Appendix No. 1	F	1.28, 4.1

Maintenance	G	1.24, 1.28, 1.38, 4.3, 5.1, 8.1, EXHIBIT A, EXHIBIT F, EXHIBIT l, EXHIBIT Q

EFI End User Agreement	H	1.29,2.2, EXHIBIT A

Use of Adobe Trademarks	I	7.2, EXHIBIT A

EFI Product Test Procedures	J	5.2, EXHIBIT D

Secure Procedures for Handling Adobe Support Information	K-1	4.1.2, 6, 12.5.2, 12.5.8, 13.2, 13.3, EXHIBIT A, EXHIBIT C-1, EXHIBIT K-2

OEM DISTRIBUTION AND LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	2

Additional Secure Procedures for Handling Adobe Core Source	K-2	1.8, 6, 12.5.2, 12.5.8, 13.2, 13.3, EXHIBIT A

Royalties	L	8.1, 8.2, 8.7, EXHIBIT A, EXHIBIT C-3, EXHIBIT C-4

Royalty Report Format	L-1	8.7

Authorized Third Party Agreement Minimum Terms and Conditions	M	1.5

Certified EFI Products	N	14.19, EXHIBIT F

Remarketer Customer Reproduction Rights Minimum Terms and Conditions	O	EXHIBIT A

Permitted Countries List	P	1.10, 1.31, 11.1.1

Form of Adobe Deliverables Appendix	Q	1.3

Copy Vendor Provisions	R	1.31

Contacts	S	15

OEM DISTRIBUTION AND LICENSE AGREEMENT

This OEM Distribution and License Agreement (this “Agreement”) is by and among Adobe Systems Incorporated, a Delaware corporation having its principal place of business at 345 Park Avenue, San Jose, CA 95110-2704 (“Adobe”), Adobe Systems Software Ireland Limited, a company incorporated in the Republic of Ireland with its principal offices located at Unit 3100 Lake Drive, CityWest Business Campus, Saggart D24, Ireland (“Adobe Ireland”) (both individually in their respective countries and collectively referred to as “Adobe”), and Electronics for Imaging, Inc., a Delaware corporation having its principal place of business at 303 Velocity Way, Foster City, California 94404 (“EFI”). This Agreement is effective as of September 19, 2005 (the “Effective Date”).

OEM DISTRIBUTION AND LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	3

The purpose of this Agreement is to provide the terms and conditions pursuant to which Adobe will license software and technologies that Adobe owns or has the right to license, including Adobe PostScript interpreter software, to EFI for EFI’s use in EFI Products.

The parties hereby agree as follows:

AGREEMENT

1. DEFINITIONS.

1.1 Adobe Certification Test Suite means the testing materials and procedures developed by Adobe to be used by EFI to test Revised Object (for use as part of an EFI Product) for conformity with the PostScript Language Specification and Adobe quality standards.

1.2 Adobe Deliverables means any software (whether in source or object code form), development tools, utilities, SDKs, fonts, drivers, documentation or related materials provided by Adobe to EFI hereunder, either on tangible media or delivered electronically.

1.3 Adobe Deliverables Appendix means an appendix to this Agreement signed by both parties prior to the delivery of certain Adobe Deliverables by Adobe to EFI that, among other things, identifies the deliverables being supplied by Adobe to EFI and the applicable licensing category and licensing fees for such deliverables. A form of the Adobe Deliverables Appendix is attached hereto as EXHIBIT Q (“Form of Adobe Deliverables Appendix”).

1.4 Adobe Support Information means Adobe Deliverables that are provided to EFI for EFI’s internal use only at a Development Site. Examples of Adobe Support Information and applicable licensing terms are set forth in EXHIBIT A (“Licensing Categories and Terms”).

1.5 Authorized Third Parties means a collective term for third parties that provide maintenance to End Users on EFI’s or its Remarketer Customers’ behalf under written agreements between such third parties and either EFI or EFI’s Remarketer Customers containing terms substantially similar to terms contained in EXHIBIT M (“Authorized Third Party Agreement Minimum Terms and Conditions”).

1.6 Certification Letter means a letter provided by Adobe to EFI indicating that the Revised Object included in a particular EFI Product conforms to the PostScript Language Specification and Adobe quality standards. A Certification Letter shall be in a form reasonably similar to the attached EXHIBIT D-1 (“Form of Certification Request and Approval”), as may be modified by Adobe from time to time, and shall include a Product Certification Checklist, which shall be submitted in a form reasonably similar to the attached EXHIBIT D-2 (“Form of Product Certification Checklist”), as may be modified by Adobe from time to time.

1.7 Clone Product means a product having page description capabilities that are substantially compatible with the PostScript language.

1.8 Core Source means the source code for the specified modules of the PostScript Software licensed to EFI under this Agreement. Applicable licensing terms for Core Source, as well as the Core Source modules that EFI is permitted to use, are set forth in EXHIBIT A (“Licensing Categories and Terms”). Handling and use restrictions applicable to Core Source are set forth in EXHIBIT K-2 (“Additional Secure Procedures for Handling Core Source”).

1.9 Designated Output Device means an output device (i.e., print engine or other raster imaging device) designated in a Certification Letter and used to display the raster output created by the Revised Object.

1.10 Development Site means a physical location under EFI’s control and supervision identified in EXHIBIT B (“Development and Reproduction Sites”), at which EFI may use the Adobe Support Information. New Development Sites may be added without approval by Adobe provided such sites are in a Permitted Country, as set forth in EXHIBIT P (“Permitted Countries List”) and advance notice of such new sites is provided by EFI to Adobe. A Primary Development Site shall be a Development Site at which Core Source may be used. Primary Development Sites are also identified in EXHIBIT B (“Development and Reproduction Sites”) and new Primary Development Sites, regardless of location, require written approval of Adobe.

1.11 Distributable Software means those portions of the Adobe Deliverables that EFI is permitted to include in EFI Products. Distributable Software includes (a) Revised Object, (b) Host Software and (c) Font Programs. Only software in object code form may be distributed by EFI.

1.12 Download Site means an Adobe-maintained, password-protected web site from which EFI may download copies of the Adobe Deliverables.

1.13 EFI Product means one of the following categories of products:

1.13.1 a hardware product designed by EFI that integrates the Revised Object, applicable Font Programs, and EFI printer controller board technology to produce a fully functioning printer controller board, distributed by EFI through its distribution channels, or through the channels of its Remarketer Customers, for use with a Designated Output Device as part of an End User Product.

1.13.2 an EFI designed chip, chip set or software solution that is combined with Revised Object and applicable Font Programs for distribution to its Remarketer Customer who then incorporates the chip, chip set, or software solution and Revised Object and Font Programs as part of a printer controller board which it then distributes with a Designated Output Device as part of an End User Product.

1.13.3 A software only product combining Font Programs, PostScript Software and EFI technology that provides a Raster Image Processing capability.

1.13.4 Any other product that the parties agree in writing to be an EFI Product.

1.14 End User means a third party using an End User Product for its ordinary business or personal purposes, but not for redistribution or resale.

1.15 End User Documentation means the documentation provided by Adobe that is intended for use by an End User.

1.16 End User Product means an EFI Product along with a Designated Output Device specified in a Certification Letter, containing all of the essential hardware and software components required to supply the End User with a fully functioning printing system. Unless otherwise designated in a Certification Letter, each respective version of an End User Product listed below must contain the following minimum configuration:

1.16.1 Roman Versions. Revised Object, the Font Programs listed in EXHIBIT C-1 (“Extended Roman Font Program Set”), an EFI Product, and a Designated Output Device, all as specified in a Certification Letter.

1.16.2 Japanese Versions. Revised Object, the Font Programs listed in EXHIBIT C-1 (“Extended Roman Font Program Set”), Font Programs for Japanese Typefaces identified in EXHIBIT C-2 (“Font Programs for Japanese Typefaces”), an EFI Product, and a Designated Output Device, all as specified in a Certification Letter.

1.16.3 Chinese Versions. Revised Object, the Font Programs listed in EXHIBIT C-1 (“Extended Roman Font Program Set”), Font Programs for Chinese Typefaces identified in EXHIBIT C-3 (“Font Programs for Chinese Typefaces”), an EFI Product, and a Designated Output Device, all as specified in a Certification Letter.

1.16.4 Korean Versions. Revised Object, the Font Programs listed in EXHIBIT C-1 (“Extended Roman Font Program Set”), Font Programs for Korean Typefaces as identified in EXHIBIT C-4 (“Font Programs for Korean Typefaces”), an EFI Product, and a Designated Output Device, all as specified in a Certification Letter.

1.17 Error means a defect in a Reference Port that causes the Reference Port, when compiled and running in the development environment specified by Adobe, not to operate substantially in accordance with the PostScript Language Specification.

1.18 Commercial Shipment means the distribution by EFI or an EFI Subsidiary of Revised Object in an EFI Product for resale, except with respect to such distribution between EFI and its Subsidiary or between Subsidiaries.

1.19 Font Programs means the digitally encoded, machine readable outline programs for the Typefaces identified in EXHIBIT C-1 (“Extended Roman Font Program Set”), EXHIBIT C-2 (“Font Programs for Japanese Typefaces”), EXHIBIT C-3 (“Font Programs for Chinese Typefaces”), and EXHIBIT C-4 (“Font Programs for Korean Typefaces”), for which Adobe has sublicensing rights to allow EFI to further sublicense such Typefaces to its Remarketer Customers as part of an EFI Product. Adobe may deliver font programs in one or more of the following formats: Adobe Type 1, Open Type, CFF (Compact Font Format), TrueType, or CID-keyed fonts.

1.20 Golden Master means a master tape or a compact disk copy of Adobe Deliverables from which multiple copies of such deliverables may be made, if permitted hereunder.

1.21 Hardware Upgrade means the installation of any enhanced or additional hardware, which may include software, on a previously installed EFI Product which enhances the performance of the Revised Object. Hardware Upgrades specifically do not include spares, disk drives, monitors, keyboards, or computer furniture, but do include, without limitation, CPUs and blades.

1.22 Host Software means any Adobe-supplied software in object code form that typically runs on a host computer system independently of the PostScript Software, but used in conjunction with an End User Product; including any enhancements, modifications or Localizations thereto. Examples of Host Software and applicable licensing terms are set forth in EXHIBIT A (“Licensing Categories and Terms”). Host Software is a category of Distributable Software.

1.23 Localization means a version of the Adobe Driver Software (as defined in Section 5.a.ii of EXHIBIT A (“Licensing Categories and Terms”) for which the dialog text strings and help files have been translated into a language other than English.

1.24 Maintenance means the services provided to EFI by Adobe as further described in EXHIBIT G (“Maintenance”).

1.25 Other Adobe Software means software that is not integral to the PostScript Software but may be incorporated into the Revised Object or other EFI Products, as permitted herein. Examples of Other Adobe Software and applicable licensing terms are set forth in EXHIBIT A (“Licensing Categories and Terms”).

1.26 PostScript Language Specification means the “PostScript Language Reference Book” (1999) as printed in English by Addison Wesley (also known as the “Red Book”) which supersedes all the material about Language Level 3 in the 3010 Supplement, “Supplement: PostScript Language Reference Manual (Language Level 3 Specification and Adobe PostScript 3 Version 3010 Product Supplement”), or any other official subsequent editions or supplements to the PostScript Language Reference Manual.

1.27 PostScript Software means the unmodified computer programs, in source and/or object code form, known collectively as Adobe’s Level 3 PostScript interpreter software and any enhancements or modifications to the foregoing as provided by Adobe to EFI.

1.28 Reference Port means a version of the PostScript Software, the components of which are supplied in source and/or object code form, as determined by Adobe, that runs in an Adobe-specified development environment, such as Windows NT or MacOS X. The initial delivery of a Reference Port is accompanied by an Adobe Deliverables Appendix (in a form similar to EXHIBIT F (“Adobe Deliverables Appendix No. 1”) and any subsequent deliveries shall be made under an Adobe materials release form that references the earlier

Adobe Deliverables Appendix. A “Reference Port” also refers to any Updates to the Reference Port that Adobe supplies to EFI under EXHIBIT G (“Maintenance”) for that particular Reference Port.

1.29 Remarketer Customer means any third party with whom EFI has entered into a written agreement authorizing such third party to distribute under such third party’s own trademark an End User Product pursuant to such third party’s own End User Agreement that includes terms substantially equivalent to and no less restrictive than those set forth in EXHIBIT H (“EFI End User Agreement”).

1.30 Replacement Software means a copy of Distributable Software programs that are not licensed for internal use only and are intended for use in accordance with Section 2.4 (“Replacement of Defective Product”) as a maintenance spare for a specific EFI Product.

1.31 Reproduction Site means the locations at which EFI or Remarketer Customers may reproduce (or have reproduced) Distributable Software. Reproduction Sites may be located anywhere in the United States. Any location outside of the United States that is located in a country on the Permitted Countries List contained in EXHIBIT P (“Permitted Countries List”) may be designated as a Reproduction Site by providing Adobe advance written notice. Any entity reproducing the Distributable Software shall be subject to the provisions set forth in EXHIBIT R (“Copy Vendor Provisions”).

1.32 Revised Object means the compiled, object code version of the PostScript Software and Other Adobe Software, if any, as revised by EFI for use in an EFI Product pursuant to EFI’s licenses hereunder. Revised Object is a category of Distributable Software.

1.33 Software Development Tools and Utilities means the tools and utilities provided by Adobe for use by EFI with the PostScript Software (i.e., CRD Maker, PPD Tools, Driver Software Localization Kits). Software Development Tools and Utilities are a category of Adobe Support Information.

1.34 Software Upgrade means either the (A) installation of Revised Object and, if required, Host Software or Font Programs in an EFI Product which contains an earlier version of such Revised Object and/or Host Software or Font Programs for the purpose of enhancing or extending (beyond bug fixes and patches) such EFI Product or (B) an upgrade of the EFI software in an EFI Product or (C) the addition of EFI software to an EFI Product.

1.35 Subsidiary means any corporation, partnership or other entity as to which EFI: (a) owns or controls, directly or indirectly, at least fifty percent (50%) by nominal value or number of units of the outstanding stock or of the outstanding stock conferring the right to vote at a general meeting, or (b) has the right to elect a majority of the Board of Directors or its equivalent, or (c) has the right, directly or indirectly, to appoint or remove the management. Subsidiaries of EFI may become parties to this Agreement by agreeing in writing to be bound by the terms and conditions hereof (such writing to be made available to Adobe upon request) and provided that EFI agrees to be responsible for and a guarantor of the obligations, acts and omissions of such Subsidiaries pursuant to this Agreement.

1.36 Trademarks mean collectively the Adobe Trademarks and Typeface Trademarks. “Adobe Trademarks” means (a) the trademarks “Adobe®,” “PostScript®” and “PostScript® 3™,” (b) the respective stylistic marks and distinctive logotypes for such trademarks, and (c) other marks and logotypes as Adobe may make available to EFI pursuant to an amendment to this Agreement. “Typeface Trademarks” means the trademarks, if any, used by Adobe to identify the Typefaces.

1.37 Typeface means a human readable set of glyphs as may be specified by Adobe. Each weight or version of a single typeface design (such as Roman or Italic or in an expanded or condensed form) marketed by Adobe as a separate typeface will be considered a separate Typeface.

1.38 Update means updated versions of a Reference Port, in source code and/or object code form, as determined by Adobe, which includes all changes, alterations, corrections and enhancements to such Reference Port which Adobe makes generally available to Adobe OEM licensees receiving maintenance (as described in EXHIBIT G (“Maintenance”)) for that particular Reference Port.

2. SCOPE OF EFI’S LICENSES.

2.1 Licenses to Adobe Deliverables. Licensing terms for all Adobe Deliverables provided hereunder by Adobe to EFI are as set forth in EXHIBIT A (“Licensing Categories and Terms”). The determination of which licensing category a particular Adobe Deliverable is placed into shall be determined by Adobe. Licensing categories shall be indicated on the Adobe Deliverable Appendix or otherwise made known to EFI by Adobe prior to delivery to EFI of Adobe Deliverables.

2.2 End User Agreement. EFI will take all commercially reasonable steps to protect Adobe’s proprietary rights in the Adobe Deliverables. EFI will ensure that each copy of the Distributable Software distributed by EFI to an End User, directly or through EFI’s Remarketer Customers, will be accompanied by a copy of EFI’s or Remarketer Customer’s software license agreement applicable to such software (the “End User Agreement”). EFI’s End User Agreements will include, and EFI will require its Remarketer Customers to include in their End User Agreements, terms and conditions that will protect Adobe’s rights in the Distributable Software. Adobe acknowledges that the EFI End User License Agreement attached hereto as EXHIBIT H (“EFI End User Agreement”) adequately protects Adobe’s rights. EFI agrees that it will implement use of such approved EFI End User Agreement in each of its products containing Distributable Software as soon as it is commercially reasonable to do so, but not later than such time as EFI releases a new version (which for these purposes shall include dot releases) of an EFI Product containing Distributable Software (unless it is not commercially feasible to do so). EFI will not change the approved EFI End User Agreement that accompanies the Distributable Software in a manner that would lessen the protections afforded the Distributable Software to more than a marginal degree or use a different End User Agreement without the written consent of Adobe. In the event EFI would like to make changes to the EFI End User Agreement that would lessen the protections afforded the Distributable Software to more than a marginal degree, EFI shall provide Adobe with written notice of such proposed changes. If Adobe does not reject the proposed changes in the EFI End User Agreement and propose alternative language within 30 days of receipt, such proposed changes will be deemed accepted by Adobe. EFI will use reasonable commercial efforts to ensure that its Remarketer Customers include substantially similar protections for the Distributable Software in their End Users Agreements and otherwise comply with the foregoing obligations. The End User Agreement must be presented to the End User such that upon acceptance of the End User Agreement in the contemplated manner, it is legally enforceable against the End User in the jurisdiction in which the End User is located under the prevailing law of such jurisdiction. Potential methods of presentment to the End User could be (a) a written agreement signed by the End User, or (b) a written agreement in the package containing the Distributable Software, that is visible to the End User that the End User accepts by some action by the End User such as opening the package, or (c) an agreement in electronic form that the End User is presented prior to use of the software and accepts by using the software or clicking a button, provided that EFI determines in each instance that such methods are deemed in the relevant jurisdiction to create a legally enforceable obligation. EFI acknowledges that Host Software is normally supplied by Adobe with an accompanying End User license from Adobe or Adobe’s suppliers. EFI agrees to retain and to require its Remarketer Customers to retain the End User license with the applicable Host Software distributed hereunder. If any such Host Software does not already include an End User license, EFI shall include or require its Remarketer Customer to include, its own End User Agreement that complies with the requirements set forth in this Section for the licensing of Distributable Software. Remarketer Customers shall include in such End User Agreement a provision stating that in case of conflict the terms of any individual End User license for Host Software shall prevail over the terms of the End User Agreement.

2.3 Protection Mechanisms. EFI shall employ copy protection, serialization, encryption or any other protection mechanism as reasonably specified in writing by Adobe to restrict or monitor unauthorized use of Distributable Software. Adobe will only specify protection mechanisms that are commonly used in the software industry. The protection mechanism for Font Programs for Japanese, Korean and Chinese Typefaces will be provided to EFI by Adobe or other third parties and may include encryption as well as Copy Protection. “Copy Protection” shall mean a mechanism that ensures that the applicable EFI Product will implement a unique read-only PostScript Language LicenseID parameter keyed to each font configuration. When Adobe or its supplier supplies the protection mechanism, EFI will use all reasonable means to ensure that such protection mechanism is not removed, subverted or disabled. If Adobe reasonably believes that there is unlicensed use of the Distributable Software caused by a violation of the protection mechanism, EFI will resolve the protection problem within 60 days of detailed notification. If the End User Product is located in a network environment with Distributable Software located on a server, EFI will employ a protection mechanism that permits the End User access to Distributable Software only if such use is permitted by a license from EFI or its Remarketer Customers.

2.4 Replacement of Defective Product. EFI shall have the right to distribute royalty-free copies of Replacement Software either directly or through its Remarketer Customers or Authorized Third Parties, solely for the purpose of replacing defective EFI Product. EFI will use commercially reasonable efforts to ensure that such Replacement Software is used solely for the purpose of servicing defective EFI Product and that all such replaced copies of the Distributable Software are not reused. Replacement Software supplied for the purpose of servicing a defective EFI Product shall be on a “like-for-like” basis. Other than for replacement of defective EFI product, EFI acknowledges that it has no right to grant to its Remarketer Customers or to Authorized Third Parties the right to reproduce the Distributable Software contained in the Replacement Software. All distribution of Replacement Software by EFI shall be royalty-free and EFI shall account for each shipment of Replacement Software in the reports submitted under Section 8.7 (“Reporting”).

2.5 Clone Products. EFI agrees that it will not in any way use Adobe Deliverables, including any test files, in the development or testing of Clone Products nor will it distribute Adobe Deliverables in conjunction with Clone Products. Any prohibition contained in this Agreement applicable to Clone Product development and distribution shall apply equally to raster-output devices, display or screen output devices, or any other peripheral devices.

2.6 Adobe Licensors. Worldwide license rights granted herein by Adobe to the Adobe Deliverables except for the Other Technologies (as defined below) shall be deemed granted by Adobe Systems. License rights granted herein to the Other Technologies by Adobe (a) in the United States, Canada and Mexico shall be deemed granted by Adobe Systems, and (b) outside of the United States, Canada and Mexico shall be deemed granted by Adobe Ireland. Other Technologies shall be deemed to consist of PDF Libraries, PDF Trapping Library, Normalizer and JDF SDK.

2.7 Evaluation Units. An “Evaluation Unit” means a Roman Version of an EFI Product, that includes (i) a time-bomb or other similar routine or mechanism designed to disable use of such Evaluation Unit after a trial period of reasonable length (not to exceed one year), or (ii) a prominent watermark placed on every page of output generated by the Evaluation Unit. EFI agrees that it will not, and will use commercially reasonable efforts to ensure that recipients of the Evaluation Units will not, circumvent, override, or otherwise extend or bypass the applicable restrictions included in such Evaluation Units.

2.7.1 So long as the Adobe is the licensor of the Roman fonts to EFI, EFI shall pay Adobe the sum of [*] per year for the right to distribute, either directly or through Remarketer Customers up to [*]

2.7.2 EFI agrees that it will pay Adobe the applicable fees in accordance with Section 8 (“Payments”) of the Agreement for all Evaluation Units that have been converted from trial to commercial use. An “Evaluation Unit” becomes a commercial use unit for which EFI shall pay Adobe the royalties specified in the Agreement when the conditions set forth in Section 8.9 have been satisfied. Upon incurring an obligation to pay Adobe such royalties, the applicable Evaluation Unit shall be converted to a fully functioning End User Product on which the restriction permitting use for evaluation purposes only shall no longer apply. EFI shall maintain adequate records on the number of Evaluation Units shipped and number converted to commercial use and will provide such information to Adobe as part of the quarterly reporting required by Section 8.7 (“Reporting”). Such records may also be inspected as part of any audit conducted by Adobe pursuant to this Agreement.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.7.3 With respect to each Evaluation Unit, except as otherwise permitted herein, EFI shall comply with, and shall require its Remarketer Customers to comply with, all applicable terms and conditions of the Agreement. Unless Evaluation Units are converted to a commercial unit, Evaluation Units are provided AS IS, without any warranty, express or implied. Adobe will have no liability to EFI for any alleged or actual patent, copyright, trade secrets, and any other intellectual property or proprietary rights infringement or misappropriation claim, suit, or action arising from or related to the Evaluation Units. Adobe will have no obligation to provide any support, maintenance, or any other services for the Evaluation Units, but shall provide, upon payment of applicable fees, support, maintenance, or any other services as provided for in this Agreement, if and when, such units are converted to commercial use.

2.7.4 EFI shall ensure that any Evaluation Unit that is not converted into a commercial version of an End User Product is returned to EFI or Remarketer Customer promptly after the trial period has expired or is made inoperable.

2.8 Quality Assurance Copies. EFI shall be permitted to internally use [*] copies of each of the Adobe application products for each [*] and for each [*] in which such products have been developed strictly for the purpose of quality control testing with EFI products, such Adobe application products to be determined by Adobe in its reasonable discretion. For Adobe Acrobat, Adobe will provide [*] copies. Additional copies may be requested from the Adobe account manager.

2.9 Remarketer Customers. This Agreement allows EFI to sublicense certain rights that EFI possesses hereunder to EFI’s Remarketer Customers. Such sublicenses shall be consistent with the terms and conditions of this Agreement.

3. MODIFICATIONS TO ADOBE DELIVERABLES.

3.1 Modifications by Adobe. EFI may request modifications to Adobe Deliverables in writing describing the modifications EFI wishes Adobe to make and the reasons why the modifications are needed. Adobe and EFI will discuss proposed business terms of this custom development, including, without limitation, the scope of work, technical specifications, ownership and licensing rights, milestone schedule and pricing, but Adobe in its sole discretion may accept or deny such a request. Any custom development work performed by Adobe for EFI shall be pursuant to a separate written agreement between the parties.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.2 Modifications by EFI. EFI may make modifications to any of the Adobe Deliverables that are provided to EFI in source code form, except for Core Source, to which no modifications may be made. Ownership of such modifications shall vest in EFI, subject to Adobe’s ownership rights in the Adobe Deliverables. Both parties agree to execute the assignments or other documents and take reasonable actions requested by the other party to evidence the foregoing ownership rights. If EFI requests that Adobe assist in any troubleshooting that involves modifications to Adobe Deliverables made by EFI, EFI grants such rights (including the right to copy and internally distribute) to Adobe as are reasonably necessary for Adobe to provide such assistance and solely for the purpose of troubleshooting the EFI modifications and for no other use.

4. ADOBE DELIVERABLES AND ACCEPTANCE.

4.1 Adobe Deliverables. Adobe Deliverables Appendix No. 1, attached as EXHIBIT F (Adobe Deliverables Appendix No. 1”), covers the prior Adobe Deliverables provided to EFI, including the PostScript Software supplied to EFI on a Reference Port basis. For any future Adobe Deliverables provided to EFI, Adobe will provide such deliverables by the following method:

4.1.1 Upon the request of EFI for a particular Adobe Deliverable that EFI is entitled to hereunder, Adobe will prepare an Adobe Deliverables Appendix and present it to EFI for signature. Upon receipt of a copy of the Adobe Deliverables Appendix signed by EFI, Adobe will provide the Adobe Deliverable to EFI either by (a) providing the Adobe Deliverable on a tangible medium, such as a CD, or (b) making the Adobe Deliverable available to EFI electronically through the Download Site. Notwithstanding the foregoing, an Adobe Deliverables Appendix will not be required if the Adobe Deliverable being requested is a patch, Update or release provided pursuant to Adobe’s Maintenance obligations.

4.1.2 For Adobe Deliverables that are supplied to EFI in electronic form, specified individuals at EFI who are Authorized Employees or Authorized Contractors (as defined in EXHIBIT K-1 (“Secure Procedures for Handling Adobe Support Information”)) may access the Download Site where the deliverables are available for download. Such individuals will be provided a password that may not be used by any person other than the one to which it was issued.

4.1.3 By its downloading or acceptance of delivery of the Adobe Deliverables, EFI agrees that its use of such Adobe Deliverables shall be governed by the terms of this Agreement and the additional terms, if any, set forth on the Adobe Deliverables Appendix.

4.2 Acceptance. EFI shall be deemed to have accepted the Adobe Deliverables upon receipt thereof. EFI’s recourse, if any, for any errors in the Adobe Deliverables shall be as set forth in Section 9 (“Performance Warranty”).

4.3 Maintenance. For each Reference Port and associated Adobe Deliverables supplied to EFI hereunder or other Adobe Deliverables for which Adobe provides Maintenance (as indicated on the Adobe Deliverables Appendix, which may not include all Adobe Deliverables), Adobe shall provide the Maintenance described in EXHIBIT G (“Maintenance”), for which EFI shall pay an annual Maintenance fee, if required in accordance with Section 8.1 (“License and Maintenance Fees”). Notwithstanding anything to the contrary on a Deliverables Appendix, Maintenance will always be provided for the standard versions of a Reference Port if applicable fees are paid. No Maintenance fees will be due if Adobe chooses to discontinue providing Maintenance for any such Reference Port or if EFI is no longer using the Reference Port, provided that pre-paid Maintenance fees will not be refunded. Unless otherwise agreed to in writing, Adobe shall have no obligation to provide Maintenance for any “Customized Versions” of the PostScript Software. A “Customized Version” of the PostScript Software is one that includes any changes made by EFI or by Adobe on behalf of EFI to the standard Reference Port (i.e., the version of the Reference Port that Adobe generally makes available to its OEM customers). The foregoing shall not be deemed to relieve Adobe of its obligation to provide Maintenance for the Reference Port from which a Customized Version was developed.

5. DEVELOPMENT, TESTING, CERTIFICATION AND UPDATING OF EFI PRODUCTS.

5.1 EFI Development Responsibilities. EFI shall be responsible for (a) creating modifications to the Adobe Support Information to the extent permitted herein to create Revised Object fully adapted for use as part of an EFI Product and suitable for distribution to End Users as part of an End User Product, and (b) promptly updating the Revised Object with any Updates or Error corrections it receives pursuant to EXHIBIT G (“Maintenance”). With the written consent of Adobe, EFI may elect not to update any Revised Object for an EFI Product that is undergoing development at the time of delivery of an Update. Adobe’s sole responsibility in connection with the above shall be to provide the Maintenance described in EXHIBIT G (“Maintenance”) and as paid for by EFI if such payment is required.

5.2 Testing and Certification of Revised Object and Proposed Designated Output Devices. EFI will test each End User Product using the Adobe Certification Test Suite and provide the test results to Adobe. EFI must obtain certification from Adobe for each End User Product (including any previously certified End User Product where the Revised Object is subsequently modified by EFI) in accordance with the procedures in EXHIBIT J (“EFI Product Test Procedures”). EFI shall not begin Commercial Shipment of any EFI Product prior to certification by Adobe of such EFI Product. Adobe will provide EFI ten copies (per platform and per applicable language) of each of the Adobe software applications needed for testing purposes free of charge. EFI shall not use such software for anything other than testing.

5.3 Loaned Equipment. In the event of a reasonable need for independent certification testing by Adobe, EFI shall loan Adobe all reasonably necessary equipment as requested by Adobe for this sole purpose. All equipment loaned by EFI to Adobe shall remain the property of EFI, shall be fully insured by Adobe, and shall be returned to EFI at its request after termination of Adobe’s testing activities hereunder. EFI shall pay all reasonable shipping and other costs (including, without limitation, custom fees and duties, if any) resulting from delivery of such loaned equipment to Adobe at its facilities in the San Francisco Bay Area (including San Jose). Any loaned equipment shall be returned to EFI by Adobe, shipping, insurance and any other applicable costs prepaid by EFI. EFI shall select the delivery method and carrier. While in the possession of Adobe, the loaned equipment shall be maintained by EFI in good working order. Adobe is responsible for and liable to EFI for damage to the equipment other than normal wear and tear.

5.4 Updating of EFI Products. EFI shall use commercially reasonable efforts to have the initial release of each EFI Product contain the then current version made available to EFI of the Distributable Software that is included with such EFI Product. For subsequent versions of EFI Products and in accordance with EFI’s normal release schedules, EFI, on the initial release date of such subsequent version, will include the most current version made available to EFI of the Distributable Software provided that such Distributable Software can be integrated with the EFI Product with minimal engineering effort on the part of EFI. Upon the request of EFI’s customers or in accordance with its normal release schedules, EFI will also send out patch updates to its customers with newly released Distributable Software provided that such Distributable Software can be integrated with the EFI Product with minimal engineering effort on the part of EFI.

6. PROPRIETARY RIGHTS AND LEGENDS. EFI acknowledges Adobe’s representation that Adobe and its suppliers are the sole and exclusive owners of all rights, title and interest, including all trademarks, copyrights, patents, trade names, trade secrets, and other intellectual property rights to the Adobe Deliverables. Except for the rights expressly enumerated herein, EFI is not granted any rights to patents, copyrights, trade secrets, trade names, trademarks (whether or not registered), or any other rights, franchises or licenses with respect to the Adobe Deliverables. EFI agrees that it will not exceed the scope of the licenses granted herein, including the limitation imposed on EFI with respect to its right to modify the Adobe Support Information. EFI agrees to protect the Adobe Support Information in accordance with EXHIBIT K-1 (“Secure Procedures for Handling Adobe Support Information”). In addition, EFI agrees that it shall permit the handling, use and storage of Core Source only by its Authorized Employees (as defined in EXHIBIT K-2 (“Additional Secure Procedures for Handling Adobe Core Source”)) and only at a Primary Development Site and it shall protect such Adobe Core Source in accordance with EXHIBIT K-2 (“Additional Secure Procedures for Handling Adobe Core Source”) of this Agreement.

6.1 Proprietary Notices. EFI agrees that each copy of an EFI Product that contains Adobe Deliverables shall contain the same proprietary notices of Adobe and its suppliers that appear on or in such Adobe Deliverables as provided by Adobe to EFI and as otherwise reasonably required by Adobe. More specifically, EFI agrees that a valid Adobe copyright notice (and/or a supplier copyright notice as specified by Adobe) for the Revised Object, Font Programs and Host Software will be replicated on the applicable media in the following format or such other format as Adobe specifies by written notice to EFI:

(a)	the name of the program,

(b)	the word “Copyright” and the circled-c symbol©,

(c)	the date of first publication of the Adobe-supplied software, and

(d)	the name of the copyright owner and the words “All Rights Reserved”.

6.2 U.S. Government End Users. When distributing an EFI Product to a U.S. Government End User, EFI shall identify or require its Remarketer Customer to identify the

Revised Object, Font Programs, Host Software and related documentation in the EFI Product as a “commercial item,” as that term is defined at 48 C.F.R. 2.101, and more specifically shall be identified as “commercial computer software” and “commercial computer software documentation,” as such terms are used in 48 C.F.R. 12.212. Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4, EFI or Remarketer Customer (as applicable) will provide the Revised Object, Font Programs, Host Software and related documentation to U.S. Government End Users (a) only as a commercial end user item and (b) with only those rights as are granted to all other End Users pursuant to the terms and conditions herein and the terms and conditions set forth in Adobe’s standard end-user license agreement.

6.3 Foreign Government Agreements. EFI will take or require its Remarketer Customers to take all commercially reasonable steps in making proposals and agreements with foreign governments other than the United States which involve the Distributable Software and related documentation to ensure that Adobe’s proprietary rights in such Distributable Software and related documentation receive the maximum protection available from such foreign government for commercial computer software and related documentation developed at private expense.

6.4 Residuals Clause. In the course of this Agreement either party may be exposed to intellectual property belonging to the other party (“IP”). Ideas, concepts and know-how contained in a party’s IP that are retained in the unaided memories of employees of the other party may be used by such other party for its own business purposes, provided that such employees do not deliberately seek to remember the information. The foregoing is not intended to (a) grant a copyright or patent license to a party for the other party’s IP, (b) grant a license to a party to recreate any of the other party’s IP or significant portions, features or elements thereof, (c) supersede any obligations of confidentiality contained herein, or (d) relieve EFI of any obligations with respect to the handling of Adobe Support Information or Adobe Core Source, as set forth in Exhibits K-1 and K-2, respectively.

7. MARKETING OF EFI PRODUCTS; [*].

7.1 [*] Adobe and EFI agree to work together to [*] Adobe will make reasonable efforts to [*] where the Adobe print business [*]. Likewise, EFI will make reasonable efforts to [*] where EFI is [*] Notwithstanding the foregoing, neither party shall be in breach of this Section 7.1 if it decides in good faith and for valid business reasons that it cannot [*].

7.2 EFI’s Use of Adobe Trademarks in Press Releases and other Publications. EFI agrees to comply with the requirements set forth in EXHIBIT I (“Use of Adobe Trademarks”) when referencing Adobe Deliverables as part of an EFI Product in any press release or any other publication.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.3 Review of Press Releases. Each party will provide the other a reasonable opportunity to review any press releases or announcements that reference the other party or its products before such releases or announcements are made and will make such reasonable changes as the referenced party may request.

7.4 Marketing of Clone Products. EFI agrees that it will not market any Clone Products in a fashion likely to cause consumer confusion as to the source or Adobe’s sponsorship or approval of such products.

7.5 Adobe Trademarks and Attribution in EFI Products. EFI shall include on the packaging of EFI Products a phrase substantially similar to “This product contains Adobe Technology” and may include an Adobe logo or an Adobe Trademark. The choice and location, so long as consistent with Adobe’s Trademark Usage Guidelines, of the attribution is in the sole discretion of EFI. This obligation does not in any way relieve EFI of any other trademark attribution requirements or the proper and prescribed use of Adobe trademarks or service marks. If EFI notifies Adobe that it is impractical to comply with this Section 7.5 in a particular circumstance and requests that Adobe waive such compliance, Adobe will consider the request in good faith.

7.6 [*]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8. PAYMENTS.

8.1 [*]

8.2 [*]

8.3 [*]

8.4 [*]

8.5 Taxes. In addition to any other payments due under this Agreement, EFI agrees to pay, and to indemnify and hold Adobe harmless from, any sales, use, excise, import or export, value added or similar tax or duty not based on Adobe’s net income, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, and all governmental permit fees, license fees and customs and similar fees levied upon the delivery by Adobe of the Adobe Deliverables, which Adobe may incur in respect of this Agreement. If a resale certificate or other certificate or document of exemption is required in order to exempt all or any of the Adobe Deliverables from any such tax liability, EFI will promptly furnish it to Adobe. All withholding tax certificates, documents, application forms, etc., should be forwarded to the following address, or such other address as provided by Adobe: Adobe Systems Incorporated, Attention: Tax Department, 345 Park Avenue, San Jose, California, 95110-2704.

8.6 Payment of Royalties. All royalties due Adobe from EFI hereunder shall be paid in U.S. Dollars within forty-five (45) days after the end of each calendar quarter. Payment shall be by wire transfer directly to:

[*]

EFI shall notify Adobe within twenty-four (24) hours of instructing a bank to make a wire transfer to Adobe for payments due hereunder and provide Adobe with receipts issued by the bank to verify that payment by wire transfer has occurred.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Any undisputed amounts not paid when due hereunder shall bear interest at a rate which is the lesser of the “Applicable Rate” divided by 12 or the maximum rate allowable under applicable law, until the overdue amount, plus applicable interest is paid in full. The Applicable Rate is the prime interest rate published by the Bank of America, N.A. plus two percentage points.

8.7 Reporting. Within [*]days after [*], EFI will provide a detailed report to Adobe in substantially the form set forth in [*] (“Royalty Report Format”) and which contains sufficient [*] to allow Adobe to independently calculate the royalties due Adobe. The report shall include a legible summary broken out by [*] EFI shall ensure that its confidentiality or non-disclosure agreements with its customers do not contain any clauses that would prohibit EFI from disclosing to Adobe any [*] received by EFI from such customers. The Royalty Reports shall be sent to the following address, or such other address as provided by Adobe: Adobe Systems Incorporated, Attention: Kelly Denevan, M/S W13, 345 Park Avenue, San Jose, California, 95110-2704, or may be sent by email to kdenevan@adobe.com.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.8 Right of Audit. EFI shall maintain a complete, clear, accurate record of: (a) the number, Product Segment and type and/or model name of EFI Products and End User Products, Gross Receipts earned and royalties due Adobe for each Product Segment during a calendar quarter, (b) the number of copies of Host Software distributed by EFI during the quarter, (c) the number of Font Programs by Typeface distributed by EFI during the quarter and (d) any other information required to determine whether EFI is paying the correct royalty amount hereunder, including detailed information regarding the basis for any credits taken by EFI. Such records shall be maintained in a manner sufficient to enable Adobe to audit a period three (3) years back from the date of notice by Adobe of its intent to audit. Solely to ensure compliance with the terms of this Agreement, Adobe shall have the right to conduct an inspection and audit of all the relevant accounting and sales books and records of EFI during regular business hours at EFI’s offices and in such a manner as not to interfere with EFI’s normal business activities. An independent auditor, preferably from among KPMG, Deloitte & Touche, PriceWaterhouse Coopers or Ernst & Young, acceptable to both parties and paid by Adobe, will conduct the audit. The audit firm shall execute EFI’s nondisclosure agreement and other reasonably requested forms with respect to use of EFI’s confidential information. The auditor shall be required to agree to keep confidential from Adobe or any third party all Confidential Information of EFI learned during the course of the audit. Opinions and findings of the auditors concerning the royalties due Adobe shall not be kept confidential from Adobe. Prior to the disclosure of any documents (for example, product information and bills of materials) to Adobe, the auditor shall first seek EFI’s prior approval to release specified document(s) and/or relevant information within a document(s); such approval shall not be unreasonably withheld. In no event shall audits be made more frequently than once per year or of previously audited quarters. If such inspections should disclose any underreporting, EFI shall promptly pay Adobe such amounts, together with interest on past due amount at the Applicable Rate annually from the date on which such amount became due to Adobe from EFI. Furthermore, if the inspection discloses underreporting exceeding seven percent (7%), EFI shall pay the reasonable cost of the audit. In the event of a dispute relating to the audit inspection, the parties shall follow the process described in Section 15 (Resolution Procedures). Adobe’s rights and EFI’s obligations under this Section 8.8 (“Right of Audit”) shall survive termination of this Agreement for a period of two (2) years from the last day of the final period for which royalties are reported.

8.9 When Royalties Earned. The royalties due hereunder for EFI Products or any royalty-bearing component of an End User Product shall be earned by Adobe when EFI recognizes for GAAP accounting reporting purposes income derived from the sale or distribution of such EFI Product, whether prior to or following termination or expiration of this Agreement.

8.10 Resolution of Disputes Concerning Royalty [*]. In good faith EFI will assign each EFI Product to the applicable Product Segment each quarter. [*]. EFI shall respond to Adobe’s written request within 10 business days, absent a mutually agreed extension, and provide Adobe with any requested additional sales information. Adobe will then have 10 business days, absent a mutually agreed extension, to make an independent determination as to [*] such sales. If Adobe disagrees with such determination by EFI, Adobe will inform EFI in writing within the 10 business days, absent a mutually agreed extension, that it continues to disagree with [*]. EFI and Adobe will attempt in good faith to agree on [*] of such sales and the parties’ representatives will meet in person to discuss the [*] within 10 business days of Adobe’s notice of disagreement, absent a mutually agreed extension. If the initial meeting does not produce an agreement, then the procedure shall escalate as follows. Within 5 business days, EFI and Adobe’s representatives shall prepare letters setting forth their respective positions, of no longer than 3 pages, and such letters shall be exchanged between the CFOs of both companies. Within 5 business days of the exchange, the CFOs shall then meet in person to resolve the [*]. The parties will be guided by how the EFI Products at issue are perceived by the applicable industry and End User community. If either party fails to comply with the procedures as outlined above, the dispute shall be decided in favor of the other party, if in compliance.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.11 EFI’s Continuing Obligation to Pay Royalties. EFI acknowledges that the grant of the right to use Remarketer Customers to distribute Adobe Deliverables as part of an End User Product or Software Upgrades or as Replacement Software does not in any way affect EFI’s obligation to account for and pay all royalties, if any, for such Adobe Deliverables distributed by such Remarketer Customers.

9. PERFORMANCE WARRANTY.

9.1 Software Warranties. Adobe warrants that for a period of ninety (90) days from EFI’s acceptance of PostScript Software pursuant to Section 4.2 (“Acceptance”), the PostScript Software will execute substantially in accordance with the PostScript Language Specification using the development environment specified by Adobe. Unless specified in writing by Adobe, all other Adobe Deliverables are provided without warranty of any kind and strictly “AS IS.” For those Adobe Deliverables that Adobe expressly indicates in writing as having a warranty (the “Warrantable Adobe Deliverables”), Adobe warrants that such deliverables will execute substantially in accordance with the functional specifications for such deliverables, as specified in the applicable Adobe Deliverables Appendix or other written document provided to EFI, for a period of ninety (90) days from EFI’s acceptance of such component pursuant to Section 4.2 (“Acceptance”). Each such ninety (90) day period is referred to as a “Warranty Period.” If, during the applicable Warranty Period, EFI reports to Adobe a failure of such PostScript Software or Warrantable Adobe Deliverables to conform to the foregoing warranty and provides such detail as Adobe may require to permit Adobe to reproduce such failure, Adobe, at its expense, shall use reasonable commercial efforts to modify or replace the PostScript Software or Warrantable Adobe Deliverables in a timely manner to correct such failure. EFI acknowledges that the Warranty Period for any PostScript Software or other Adobe technology, software or documentation delivered to EFI under the Adobe Deliverables Appendix No. 1 has expired.

9.2 Limitations on Warranties. EFI acknowledges that the Adobe Support Information provided by Adobe to EFI hereunder will require adaptation by EFI for use in EFI Products based on hardware and operating systems which differ from the development environment specified by Adobe. THE WARRANTIES SET FORTH IN SECTION 9.1 (“SOFTWARE WARRANTIES”) STATE ADOBE’S SOLE AND EXCLUSIVE WARRANTY TO EFI CONCERNING THE ADOBE DELIVERABLES AND EFI’S SOLE AND EXCLUSIVE REMEDY FOR BREACH OF WARRANTY. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 9.1 (“SOFTWARE WARRANTIES”), ADOBE MAKES NO ADDITIONAL WARRANTIES, EXPRESS, IMPLIED, ARISING FROM COURSE OF DEALING OR USAGE OF TRADE, OR STATUTORY, AS TO THE ADOBE DELIVERABLES OR ANY MATTER WHATSOEVER. IN PARTICULAR, ANY AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT ARE EXPRESSLY EXCLUDED. EFI SHALL NOT HAVE THE RIGHT TO MAKE OR PASS ON, AND SHALL TAKE ALL MEASURES NECESSARY TO ENSURE THAT NEITHER IT NOR ANY OF ITS AGENTS, REMARKETER CUSTOMERS OR EMPLOYEES SHALL MAKE OR PASS ON, ANY EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION ON BEHALF OF ADOBE OR ITS THIRD PARTY SUPPLIERS TO ANY REMARKETER CUSTOMER, END USER, OR THIRD PARTY.

10. EFI SUPPORT OF END USERS. EFI or its Remarketer Customers will have the sole responsibility for supporting End Users and for providing End Users with reasonable End User Documentation, warranty service, and telephone support for the use of EFI Products and End User Products consistent with good industry practice.

11. PROPRIETARY RIGHTS INDEMNITY.

11.1 By Adobe.

11.1.1 Adobe Deliverables. Subject to the limitations set forth below and compliance with Section 11.3 (“Conditions and Limitations on Indemnity”), Adobe will indemnify and defend EFI from any lawsuit filed by a third party (an “Infringement Claim,” which shall also be deemed to include for the purposes of Section 11.2 claims made against Adobe by third parties) in which it is claimed that the uses permitted hereunder of the Adobe Deliverables infringe any patent, copyright, or trademark in the countries listed in EXHIBIT P (the “Permitted Countries List”), [*]. Adobe shall pay all claims, demands, damages, liabilities, fines and penalties assessed or awarded against EFI by a court in connection with such Infringement Claim after a final nonappealable judgment has been granted by the court to third parties against EFI strictly attributable to the alleged infringement by the Adobe Deliverables. Adobe shall pay the amount agreed to in settlement, but Adobe shall not be responsible for any compromise or settlement made without Adobe’s written consent. Adobe’s maximum liability to EFI under this Section 11.1.1 (cumulating amounts paid in defending and settling all claims) shall be [*]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.1.2 Other Remedies. Without limiting Adobe’s obligations under Section 11.1.1 (“Adobe Deliverables”), in the event any Infringement Claim is made by a third party or, in Adobe’s sole judgment, is likely to be made, Adobe may, at its discretion, either (a) procure for EFI the right to continue to use the Adobe Deliverables, as such use is specifically provided for in this Agreement, (b) replace, in whole or in part, such portions of the Adobe Deliverables that are or are likely to be the subject of such Infringement Claim with substantially comparable non-infringing code, (c) modify the Adobe Deliverables to avoid infringement. The parties shall consult with each other in good faith to consider the relative burdens to each party in selecting one of the options set forth in subsection (a) through (c) above.

11.1.3 Exclusive Remedy. THE RIGHTS GRANTED TO EFI UNDER SECTION 11.1 SHALL BE EFI’S SOLE AND EXCLUSIVE REMEDY AND ADOBE’S SOLE OBLIGATION FOR ANY ALLEGED INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY OR INTELLECTUAL PROPERTY RIGHT BY ANY OF THE ADOBE DELIVERABLES. ADOBE WILL HAVE NO LIABILITY TO EFI FOR ANY INFRINGEMENT OR CLAIM OF INFRINGEMENT TO THE EXTENT THE INFRINGEMENT OR CLAIM OF INFRINGEMENT RESULTS FROM (A) MODIFICATION OF THE ADOBE DELIVERABLES BY EFI OR ANY THIRD PARTY, (B) USE OF THE ADOBE DELIVERABLES IN CONNECTION OR IN COMBINATION WITH EQUIPMENT, DEVICES, OR SOFTWARE NOT CERTIFIED BY ADOBE, (C) USE OF ANY ADOBE DELIVERABLES OTHER THAN AS PERMITTED OR IN A MANNER NOT INTENDED UNDER THIS AGREEMENT OR (D) USE OF OTHER THAN THE MOST CURRENT RELEASE OF THE ADOBE DELIVERABLES AT THE TIME OF INFRINGMENT (IF SUCH CLAIM WOULD HAVE BEEN PREVENTED BY THE USE OF SUCH RELEASE). The foregoing subsection (D) shall not affect claims made against EFI alleging infringing use of the Adobe Deliverables in EFI Products and End User Products distributed prior to the date Adobe made available such current release to EFI.

11.2 By EFI

11.2.1 EFI Product. Except for claims alleging infringement by the Adobe Deliverables and subject to the limitations set forth below and compliance with Section 11.3 (“Conditions and Limitations on Indemnity”), EFI agrees to indemnify and defend Adobe from any lawsuit filed by a third party in which it is claimed that the use, manufacture, and distribution of EFI Products and End User Products by EFI or its Remarketer Customers infringes or violates any (a) patent, copyright or trademark in the countries listed in EXHIBIT P (the “Permitted Countries List”), or (b) license between Adobe and its licensors for intellectual property sublicensed to EFI hereunder. EFI shall pay all claims, demands, damages, liabilities, fines and penalties assessed or awarded against Adobe by a court in connection with such Infringement Claim after a final nonappealable judgment has been granted by the court to third parties against Adobe that is strictly attributable to the alleged infringement by the EFI Products or End User Products or breach of the license between Adobe and its licensors for intellectual property sublicensed to EFI hereunder. EFI shall pay the amount agreed to in settlement, but EFI shall not be responsible for any compromise or settlement made without EFI’s consent. EFI’s maximum liability to Adobe under Section 11.2.1 (cumulating amounts paid in defending and settling all claims) shall be [*]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.2.2 Exclusive Remedy. THE RIGHTS GRANTED TO ADOBE UNDER THIS SECTION 11.2 SHALL BE ADOBE’S SOLE AND EXCLUSIVE REMEDY AND EFI’S SOLE OBLIGATION FOR ANY ALLEGED INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY OR INTELLECTUAL PROPERTY.

11.3 Conditions and Limitations on Indemnity. To qualify for the indemnification, defense and payment set forth in this Section 11, the indemnified party must (a) give the indemnifying party prompt written notice of any such claim within the earlier of (i) fifteen (15) days after a director-level representative of the indemnified party or attorney in the indemnified party’s legal department first learns of any such Infringement Claim or (ii) ten (10) days after the serving on the indemnified party of a complaint for an Infringement Claim, (b)

tender to the indemnifying party the defense or settlement of the Infringement Claim, and (c) cooperate with indemnifying party, at the indemnifying party’s expense, in defending or settling such Infringement Claim. Without the written consent of the other party, neither party shall admit to any fault or liability on the part of such other party in connection with an Infringement Claim.

12. TERM AND TERMINATION

12.1 Term. The initial term of this Agreement (“Initial Term”) is for five (5) years from the Effective Date. The Agreement may be terminated at any time for cause (as provided for in Section 12.2 below) or by the mutual written consent of the Parties. This Agreement will renew automatically at the conclusion of the Initial Term and each one year anniversary thereafter for additional one year periods, unless either party gives written notice of its intent to terminate at least 180 days prior to an upcoming anniversary date. After the Initial Term, either party may terminate the Agreement for any or no cause upon 120 days written notice. Notwithstanding the provisions of this Section 12 (“Term and Termination”), the parties agree that this Agreement may not be terminated pursuant to this Section 12 (“Term and Termination”) or under any other provision of this Agreement, under any circumstances, without first attempting to resolve the dispute, situation or circumstance giving rise to the possibility of such termination pursuant to Section 15 (“Dispute Resolution”).

12.2 Termination for Cause. In the event of a material breach by either party, the non-breaching party shall give written notice in accordance with the notice provisions hereof of the circumstances it alleges constitutes the breach and the actions it requests of the purportedly breaching party in order to cure. Upon receipt of the written notice, the purportedly breaching party shall have thirty (30) days to cure the breach. A party may terminate the Agreement at the end of such thirty (30) day period if the breach remains uncured. EFI shall be deemed in breach of this Agreement in the event of a material breach by one of EFI’s Remarketer Customers or sublicensees of any of the “Remarketer Obligations” imposed hereunder. A Remarketer Obligation is an obligation contained herein to which a Remarketer Customer is subject and which EFI has the responsibility to enforce. A breach of a Remarket Obligation shall be considered cured if the Remarketer Customer cures the alleged breach, or EFI terminates the sublicense with its Remarketer Customer.

12.3 Bankruptcy. This Agreement shall immediately and automatically terminate, without judicial intervention, if either party is declared bankrupt or files for bankruptcy, files for moratorium on payments of its debts or seeks any other similar relief, or if a party shall go into liquidation (other than for a voluntary liquidation for the purposes of merger, reconstruction or amalgamation) or enters into a scheme or voluntary arrangement with its creditors or becomes subject to an administration order or examinership or has a Trustee in Bankruptcy, Receiver or Examiner appointed over any of its property and assets or undergoes any proceeding analogous to any of the foregoing events. A party so affected shall notify the other party immediately if one of the foregoing events occurs.

12.4 Force Majeure. This Agreement may be terminated by either party immediately upon notice if any force majeure event substantially affecting the other party’s performance continues for ninety (90) days or more.

12.5 Obligations on Termination or Expiration. Upon termination or expiration of this Agreement:

12.5.1 Licenses Terminated. The licenses granted pursuant to Section 2 (“Scope of EFI’s Licenses”), including those licenses whose terms are set forth in Exhibit A (“Licensing Categories and Terms”) shall terminate immediately.

12.5.2 Safeguarding of Proprietary Rights. After any termination or expiration hereof, EFI shall continue to be responsible for safeguarding the proprietary rights of Adobe and Adobe’s suppliers in accordance with this Agreement, including Section 6 (“Proprietary Rights and Legends”), EXHIBIT K-1 (“Secure Procedures for Handling Adobe Support Information”), and, if applicable, EXHIBIT K-2 (“Additional Secure Procedures for Handling Adobe Core Source”).

12.5.3 Return or Destruction of Adobe Deliverables. Except as otherwise provided in Section 12.5.4 (“Continued Use by End Users”), EFI will immediately discontinue use and distribution of, and return or destroy all copies of, Adobe Deliverables and other Adobe information or materials in its possession (including copies placed in any storage device under EFI’s control), except as set forth in Subsection 12.5.7 (“Right To Sell Off Inventory”). EFI shall warrant in writing to Adobe its return or destruction of all of Adobe’s proprietary information within thirty (30) days of termination or expiration.

12.5.4 Continued Use by End Users. End Users shall be permitted the continued and uninterrupted use of the Revised Object, Font Programs and Host Software for the balance of the term of their End User agreements, as specified in such agreements, provided that and so long as the End Users are not in default of their End User agreements.

12.5.5 Support and Maintenance; No Right to Sublicense. Notwithstanding the foregoing, EFI shall have the right to retain four copies of the Revised Object for five years after termination and use such Revised Object to the extent required for support and maintenance purposes but EFI shall have no right to sublicense or otherwise distribute the Revised Object or Font Programs or exercise any other rights with respect to such software except as specifically set forth in this Section. EFI shall immediately notify its Remarketer Customers that their sublicense to distribute any products or services that contain Adobe Deliverables has been terminated.

12.5.6 Termination of Remarketer Customer Agreement. Upon termination of the Agreement, (i) EFI’s agreements with the Remarketer Customers shall terminate; (ii) Remarketer Customers’ rights to distribute the Distributable Software will terminate, but the Remarketer Customers’ sublicensees shall be permitted the uninterrupted use of the Adobe Deliverables for the balance of the term of their respective End User Agreement, provided that, and for so long as, they are not in default of such agreement; and (iii) Remarketer Customers’ rights upon default of the applicable End User Agreements shall be automatically assigned to Adobe.

12.5.7 Right to Sell-Off Inventory. In the event of termination or expiration of this Agreement other than pursuant to Section 12.2, EFI shall have six (6) months from the effective date of termination to distribute any inventory of EFI Products and Software

Upgrades in existence at the time of such termination provided that EFI continues to make all payments and provide all reports to Adobe in accordance with Section 8 (“Payments”) and to observe all other terms and conditions imposed on EFI hereunder with respect to distribution of the Revised Object, Font Programs and Host Software. In the event of termination of the Agreement pursuant to Section 12.2, it shall be at Adobe’s sole discretion whether EFI may continue to distribute existing inventory and the terms, if any, pursuant to which such distribution may occur.

12.5.8 Other Surviving Provisions. Section 1 (“Definitions”), Section 6 (“Proprietary Rights and Legends”), Section 8 (“Payments”), Section 9 (“Performance Warranty”), Section 10 (“EFI Support of End Users”), Section 11 (“Proprietary Rights Indemnity”), Section 12 (“Term and Termination”), Section 13 (“Limitation of Liability”), Section 14 (“General”), Section 15 (“Dispute Resolution”), Section 16 (“Subsidiaries and Contractors”), Section 19 (“Confidentiality”), EXHIBIT K-1 (“Secure Procedures for Handling Adobe Support Information”) and EXHIBIT K-2 (“Additional Secure Procedures for Handling Adobe Core Source”) shall survive any expiration or termination of this Agreement.

13. LIMITATION OF LIABILITY

13.1 Adobe. OTHER THAN AS PROVIDED FOR IN SECTION 11 (“PROPRIETARY RIGHTS INDEMNITY”) WITH RESPECT TO THIRD PARTY CLAIMS, NEITHER ADOBE NOR ITS SUPPLIERS WILL BE LIABLE TO EFI OR ANY OTHER PARTY FOR ANY LOSS OF USE, INTERRUPTION OF BUSINESS OR ANY INDIRECT, SPECIAL, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING LOST PROFITS) REGARDLESS OF THE FORM OF ACTION WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF ADOBE OR SUCH SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. The foregoing limitation of liability is independent of any exclusive remedies for breach of warranty set forth in this Agreement.

13.2 EFI. OTHER THAN AS PROVIDED FOR IN SECTION 11 (“PROPRIETARY RIGHTS INDEMNITY”) WITH RESPECT TO THIRD PARTY CLAIMS OR IN THE EVENT OF A BREACH OF SECTION 2 (SCOPE OF EFI’S LICENSES) OR OTHER PROVISIONS INTENDED TO PROTECT ADOBE’S RIGHTS IN ITS INTELLECTUAL PROPERTY (INCLUDING, BUT NOT LIMITED TO THE PROVISIONS IN EXHIBIT K-1 (“SECURE PROCEDURES FOR HANDLING ADOBE SUPPORT INFORMATION”) AND EXHIBIT K-2 (“ADDITIONAL SECURE PROCEDURES FOR HANDLING ADOBE CORE SOURCE”), EFI WILL NOT BE LIABLE TO ADOBE OR ANY OTHER PARTY FOR ANY INCIDENTAL, PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES ARISING OUT OF ANY BREACH OF THIS AGREEMENT WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF ADOBE OR SUCH SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13.3 [*]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14. GENERAL

14.1 Governing Law. This Agreement shall be governed in all respects by the laws of the United States of America and the State of California as such laws are applied to agreements entered into and performed within California between California residents. The parties agree that the (a) United Nations Convention on Contracts for the International Sale of Goods, (b) Uniform Commercial Code and/or its implementing and/or successor legislation and/or regulations; and/or (c) the Uniform Computer Information Transactions Act and/or its implementing and/or successor legislation and/or regulations, as applicable respectively, are specifically excluded from application to this Agreement.

14.2 Forum, Attorneys Fees. All disputes arising under this Agreement may only be brought in Superior Court of the State of California in San Francisco, Santa Clara or San Mateo County or the Federal District Court for the Northern District of California, as permitted by law. Adobe and EFI consent to the personal jurisdiction of the above courts. In addition to any other relief, the prevailing party in any action arising out of this Agreement shall be entitled to reasonable attorney’s fees, expert witness fees, consultant fees, related litigation costs and expenses, costs and fees on appeal after a final nonappealable judgment has been entered by the court, as permitted by law and granted by the court.

14.3 Notices. All legal notices required under this Agreement shall be in writing and shall be delivered by personal delivery, facsimile transmission followed by a mailed copy, or by certified or registered mail, return receipt requested, and shall be deemed given upon personal delivery, five (5) days after deposit in the mail, or upon acknowledgment of receipt by electronic transmission. Notices shall be sent to the signatories of this Agreement at the addresses set forth at the end of this Agreement or such other address as either party may specify in writing. If the legal notice is to Adobe, copies shall also be sent to the attention of Adobe’s General Counsel and to the Adobe Account Manager (currently Kelly Denevan). If the notice is to EFI, a copy shall also be sent to the attention of EFI’s General Counsel.

14.4 Injunctive Relief. The parties shall be entitled where appropriate under existing laws of contract as applied in matters concerning intellectual property or confidential information to seek timely injunctive relief to protect the parties’ rights under this Agreement in addition to any and all remedies available at law.

14.5 No Agency. In performing this Agreement, each of the parties will operate as, and have the status of, an independent contractor. This Agreement does not create any agency, employment, partnership, joint venture, franchise or other similar, special or exclusive relationship between the parties. Neither party will have the right or authority to assume or create any obligations or to make any representations, warranties or commitments on behalf of the other party or its Subsidiaries, whether express or implied, or to bind the other party or its Subsidiaries in any respect whatsoever.

14.6 Force Majeure. Neither party shall be liable hereunder by reason of any failure or delay in the performance of its obligations hereunder on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, acts of God, war, acts of terrorism, whether actual or threatened, acts of a public enemy, epidemics, quarantines, or other causes similar to those enumerated, governmental action, labor conditions, earthquakes, material shortages or any other cause which is beyond the reasonable control of such party, provided, however, that the party so affected shall promptly notify the other party of the force majeure event and use reasonable commercial efforts to avoid or remove such causes of nonperformance, and shall continue performance hereunder with reasonable dispatch whenever such causes are removed.

14.7 Waiver. The failure of either party to require performance by the other party of any provision hereof shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself.

14.8 Severability. In the event that any provision of this Agreement shall be unenforceable or invalid under any applicable law or decision, such unenforceability or invalidity shall not render the entire Agreement unenforceable or invalid. Instead such provision shall be changed and interpreted so as to best accomplish the objectives of such provision within the limits of applicable law or court decision.

14.9 Headings. The Section headings in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or extent of such Section or in any way affect this Agreement.

14.10 No Patent License. This Section, including subsection 14.10.1, shall survive termination or expiration of this Agreement. Notwithstanding any provisions to the contrary in the Immunity from Suit and Covenant Not to Sue (“Immunity”) between the parties dated July 30, 1996, the Immunity shall not affect this Section.

14.10.1 Adobe Patents. As used herein, “Adobe Patent Right” means any right arising under any United States or foreign patent issued to, assigned to, owned by, or exclusively licensed by Adobe, now or in the future, applicable to the Adobe Deliverables. [*]

14.10.2 [*]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.11 Assignment. EFI may not assign this Agreement, nor may EFI assign, delegate or transfer any of its rights or obligations hereunder, including without limitation any assignment, delegation or transfer to EFI’s affiliate or in connection with a change of control of EFI, without the prior written consent of Adobe, which shall not be unreasonably withheld. EFI acknowledges and agrees that any refusal by Adobe to consent to a whole or partial assignment, delegation or transfer of EFI’s rights or obligations hereunder to a party that Adobe reasonably believes to be a competitor of Adobe’s PostScript or PDF business shall be deemed reasonable. Any attempted assignment without Adobe’s consent shall be void and of no effect and constitute a material breach of the Agreement. Adobe may freely assign this Agreement and any of its rights or obligations hereunder without the consent of EFI. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding on the successors and permitted assigns of the parties hereto. Each party agrees that if it assigns or transfers this Agreement, it shall cause such successor, assignee, or transferee to assume all of its obligations hereunder. The foregoing shall not be deemed to prevent either party from using contractors in performing its obligations hereunder, provided that such party assumes full responsibility for all acts and omissions of such contractors.

14.13 Export. EFI acknowledges that the laws and regulations of the United States restrict the export and re-export of commodities and technical data of United States origin, including the Adobe Deliverables and products produced therefrom. EFI agrees that it will not export or re-export the Adobe Deliverables or products produced therefrom in any form, without the appropriate United States and foreign governmental licenses. EFI agrees that its obligations pursuant to this section shall survive and continue after any termination or expiration of rights under this Agreement.

14.14 Full Power. Each party warrants that it has full power to enter into and perform this Agreement, and the person signing this Agreement on each party’s behalf has been duly authorized and empowered to enter into this Agreement. Each party further acknowledges that it has read this Agreement, understands it, sought proper legal counsel and agrees to be bound by it.

14.15 Confidential Agreement. Neither party will disclose the royalty provisions this Agreement without prior written consent of the other party. However, either party may disclose the Agreement to the extent required by the terms of the Agreement, by law, by a government agency, or by judicial order from a court of competent jurisdiction. Such party shall promptly notifies the other party of such request for disclosure , where possible, and upon the other party’s request, cooperates to minimize the disclosure of such information and/or works with the other party to obtain a protective order prior to such disclosure.

14.17 Entire Agreement. This Agreement together with the exhibits, Certification Letters and appendices, completely and exclusively states the agreement of the parties regarding its subject matter. It supersedes, and its terms govern, all prior proposals, agreements, or other communications between the parties, oral or written, regarding such subject matter. This Agreement shall not be modified except by a subsequently dated written amendment or appendix signed on behalf of Adobe and EFI by their duly authorized representative and any provision of a purchase order purporting to supplement or vary the provisions hereof shall be void. In the event of any conflict between the terms of this Agreement and any appendix hereto, the terms of the appendix shall control for the EFI Product and the End User Product described therein.

14.18 Termination of All Prior PostScript Software Agreements. Except for the Collaboration Agreement entered into as of March 31, 2003 by Adobe, EFI and certain of their subsidiaries or affiliates, the parties agree that the agreements between Adobe and EFI that relate to Adobe PostScript Software (including those agreements listed below) (all together the “Prior Agreements”) to the extent not already terminated shall terminate effective immediately. In addition, the parties agree that all Adobe proprietary information supplied to EFI under the Prior Agreements and which is currently in EFI’s possession or control shall be treated as Adobe Deliverables under the terms of this Agreement and further, that any such Adobe proprietary information supplied to EFI in source code form or any derivative thereof shall be treated as Adobe Support Information under this Agreement.

List of Prior Agreements:

Custom PostScript Interpreter OEM License Agreement dated as of March 1, 1991, as amended to date, Appendix No. 1 dated March 3, 1991 and Appendix No. 2 dated June 11, 1993

PostScript Support Source and Object Code Distribution License Agreement dated as of September 12, 1995 and Reference Port Appendices No. 1 and No. 2 dated September 12, 1995 and December 6, 1996, respectively, and Licensed System Appendices No. 1 dated May 30, 1996, No. 2 dated February 28, 1997, No. 3 dated August 29, 1997, No. 4 dated December 17, 1997 and No. 5 dated May 13, 1998

Adobe Printer Driver Reproduction and License Agreement dated August 25, 1994, including Appendices No. 1-3 all dated August 25, 1994, Appendix No. 4 dated December 1, 1995, another Appendix No. 4 dated April 17, 1996 and Appendix No. 5 dated June 10, 1996 and the Adobe Driver Software for Macintosh and Windows Continuing Support Agreement dated August 25, 1994

Adobe Printer Driver Reproduction and License Agreement (OEM Version) dated as of November 1, 1996, as amended, and Driver Appendices No. 1-3 all dated August 15, 1996 (for AdobePS 3.0.1 for Microsoft Windows, AdobePS 4.1 for Microsoft Windows and PSPrinter 8.3.1 for Apple Macintosh, respectively), Appendix No. 4 dated November 1, 1996 (for PSPrinter 8.2.2J for Macintosh and ATMJ Software), and Appendix No. 5 dated December 2, 1996 (for AdobePS 4.1.1 for Microsoft Windows)

Adobe Brilliant Screens Technology License Agreement (ABS Toolkit) dated as May 30, 1996

Letter Agreement dated July 9, 1999 between Adobe and EFI

Letter Agreement Re: Adobe PostScript Royalties dated December 6, 2000 between Adobe and EFI

Temporary Assignment Agreement Between Electronics for Imaging, Inc. and Adobe Systems Incorporated

14.19 Prior Certification of EFI Products. The parties agree that the products listed in EXHIBIT N (“Certified EFI Products”) have been certified by Adobe and have been or are being distributed by EFI under the terms of the Agreement.

15. Dispute Resolution. For any disputes that may arise between the parties with respect to any technology issues, any support and service issues or any other matters reasonably related to this Agreement, the parties shall follow the procedures set forth herein. In the event of a dispute, either party may give the other party’s ombudsman written notice of its desire to invoke these procedures (“Dispute Notice”). The parties’ respective contacts specified in EXHIBIT S (“Contacts”) shall meet and discuss in good faith (A) all reasonable solutions and exercise all reasonable efforts to resolve disputes that are generally related to the business relationship contemplated by this Agreement within ten (10) business days after a party receives a Dispute Notice from the other party and (B) all disputes related to technical and support, issues that the parties’ respective technical and support contacts, as applicable, are unable to resolve, within the ten (10) business days after a party receives a Dispute Notice from the other party. If the ten (10) business days has elapsed and these business and ombudsman contacts are unable to resolve any general business relationship issue, or any technical or support issue escalated to them, those contacts shall bring such dispute to the attention of their respective executive level managers who may pursue any dispute resolution procedures they deem desirable in their own independent discretion. Notwithstanding the foregoing, if the dispute is not resolved within thirty (30) days of receipt by either party of a Dispute Notice, either party may exercise its termination rights under Section 12.2 (Termination) Pending resolution of any dispute related to this Agreement, each party shall continue their performance under this Agreement, including but not limited to providing support and software bug fixes and updates and the payment of all amounts due under this Agreement.

16. Subsidiaries and Contractors. This Agreement applies to EFI and to its Subsidiaries. EFI agrees to make all payments due Adobe under this Agreement for itself and its Subsidiaries. EFI guaranties the performance of its Subsidiaries and contractors of EFI or its Subsidiaries, of all of EFI’s obligations hereunder. For the purposes of this Agreement, any breach by a subsidiary or contractor of EFI of the provisions of this Agreement shall be deemed to constitute a breach by EFI.

17. Name Change. In the event that EFI changes its corporate name or corporate structure, EFI shall notify Adobe in writing at least ten (10) days prior to such name or structure change taking effect.

18. Financial Statements. If EFI should cease to be a publicly traded company, upon request from Adobe, EFI shall provide to Adobe as confidential information quarterly and/or annual audited financial statements including a balance sheet, income statement, statement of cash flow, relevant notes and/or credit references reasonably necessary for Adobe to ascertain the credit-worthiness of EFI.

19. Confidentiality.

19.1 Definition of Confidential Information. “Confidential Information” means (A) any and all technical and non-technical information including patent, copyright, trade secret, and proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs (including pre-release versions of software), ppd and driver files, software source documents, and formulae related to the current, future and proposed products and services of each of the parties, and includes, without limitation, each party’s respective information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, business forecasts, sales and merchandising, and marketing plans and information and (B) proprietary or confidential information of any third party who may disclose such information to either party in the course of the other party’s business; provided, however, that any information disclosed by the Discloser will be considered Discloser’s Confidential Information by the Recipient only if such information, (A) is provided as information fixed in a tangible medium of expression, is conspicuously designated as “Confidential” or “Proprietary”, or (B) would be reasonably understood, either from the nature of the information or the circumstances of disclosure, to be confidential or proprietary. “Discloser” means the party who discloses its own Confidential Information. “Recipient” means the party who receives the other party’s Confidential Information

19.2 Confidential Information Exclusions. Discloser’s Confidential Information shall not include any information which: (A) is or falls into the public domain without fault of the Recipient, (B) the Recipient can show was in its possession prior to receipt thereof from the Discloser, (C) the Recipient receives from a third party with no obligation of confidence to the Discloser, or (D) the Recipient independently develops without benefit, use or reference to any of Discloser’s Confidential Information.

19.3 Use of Confidential Information. Except (A) as expressly permitted or required in carrying out this Agreement, or (B) for such limited disclosures in confidence as may be reasonably necessary to either party’s attorneys and accountants, the Recipient shall not use Discloser’s Confidential Information or disclose Discloser’s Confidential Information to any third party, either during the term of this Agreement or thereafter, without the prior written consent of Discloser. Thus, Recipient may use Discloser’s Confidential Information only to perform its obligations under this Agreement.

19.4 Disclosure of Confidential Information to Employees and Contractors. Except as otherwise provided in or permitted by this Agreement, Recipient shall not use, reproduce, duplicate, copy, or otherwise disclose, distribute, or disseminate any part of Discloser’s Confidential Information except for internal use by employees (both regular employees and temporary employees), consultants or contractors of Recipient, on a need-to-know basis solely for the purposes permitted by this Agreement. Prior to disclosing Discloser’s Confidential Information to Recipient’s employees, consultants or contractors, Recipient shall have executed with such party an agreement that restricts use and disclosure of Discloser’s Confidential Information (or categories of Confidential Information which encompass Confidential Information) in a manner consistent with this Agreement. Recipient shall protect Discloser’s Confidential Information with the same degree of care used to protect Recipient’s own proprietary information of like importance, but in any case using no less than a reasonable degree of care.

19.5 Required Disclosure. Nothing in this Agreement shall prohibit Recipient from disclosing Discloser’s Confidential Information if legally required to do so by judicial or governmental order or by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process in a judicial or governmental proceeding (a “Required Disclosure”); provided that Recipient shall (A) give Discloser prompt written notice of such Required Disclosure at least ten days prior to such disclosure, (B) cooperate with Discloser in the event that Discloser elects to contest such disclosure or seek a protective order with respect thereto, and (C) in any event only disclose the exact Confidential Information, or portion thereof, specifically requested by the Required Disclosure.

19.6 Ownership of Confidential Information. All Confidential Information shall remain the property of the respective Discloser and shall be returned to Discloser upon written request or termination of this Agreement for any reason, except as provided otherwise in this Agreement.

19.7 No Licenses or Warranties for Confidential Information. Except as otherwise provided in this Agreement, no license under any intellectual property right is granted or implied by the conveying of Discloser’s Confidential Information to Recipient. None of the Confidential Information which may be disclosed by Discloser shall constitute any representation, warranty, assurance, guarantee, or inducement by Discloser of any kind, and, in particular, with respect to the non-infringement of any intellectual property rights, or other rights of third persons or of Discloser.

IN WITNESS WHEREOF, the parties hereto have caused this OEM Distribution and License Agreement to be executed by their duly authorized representatives.

ADOBE:		EFI:

ADOBE SYSTEMS INCORPORATED		ELECTRONICS FOR IMAGING, INC.

By:	/s/ Bruce Chizen	By:	/s/ Guy Gecht

Print		Print
Name:	Bruce Chizen	Name:	Guy Gecht

Title:	CEO	Title:	CEO

Date:	Sept. 19, 2005	Date:	Sept. 19, 2005

Address for Notice:		Address for Notice:

345 Park Avenue San Jose, CA 95110-2704		303 Velocity Way Foster City, CA 94404

ADOBE SYSTEMS SOFTWARE IRELAND LIMITED

By:	/s/ David Liddy

Print
Name:	David Liddy

Title:

Date:	28-9-2005

Address for Notice:

Unit 3100 Lake Drive

CityWest Business Campus

Dublin D24, Ireland

EXHIBIT A

LICENSING CATEGORIES AND TERMS

1. Adobe Support Information

a. Examples of Adobe Support Information. Adobe Support Information includes any of the following software components or documentation provided by Adobe to EFI hereunder: (a) Other Adobe Software, Host Software and PostScript Software in source code form, (b) unreleased versions of Other Adobe Software, Host Software or PostScript Software in object code form, (c) documentation provided by Adobe intended for internal use by EFI for development purposes only, (d) the Adobe Certification Test Suite, (e) Software Development Tools and Utilities, or (f) any Adobe Deliverables identified as Adobe Support Information in an Adobe Deliverables Appendix or otherwise as communicated to EFI, and (g) any enhancements or modifications related to any of the foregoing as provided by Adobe. Adobe Support Information shall not be deemed to include Core Source.

b. License Terms. EFI shall have a non-exclusive, non-transferable (except as provided in Section 14.11 (“Assignment”)) license to use (but not the right to sublicense the right to use) the Adobe Support Information supplied to EFI hereunder solely at a Development Site, for the sole purpose of designing, developing, adapting, localizing, modifying, testing and maintaining Revised Object implemented as part of present or future EFI Products, in conformance with the PostScript Language Specification. EFI’s right to modify the Adobe Support Information under the license set forth in this Paragraph is limited to Adobe Support Information supplied to EFI in source code form. EFI agrees that all development activities associated with the Adobe Support Information will be done only by EFI employees and Authorized Consultants (as defined in EXHIBIT K-1 (“Secure Procedures for Handling Adobe Support Information”)) and solely at the Development Sites. EFI’s right to use the Adobe Support Information solely at the Development Sites does not preclude EFI from distributing the Distributable Software to its Remarketer Customers for the uses permitted herein.

2. Core Source.

a. Examples of Core Source. The Core Source modules currently licensed to EFI are known as “Devpattern” and “Framemarker.” Future Core Source modules licensed to EFI will be so identified on the applicable Deliverables Appendix. Also see Section 1.8 of the Agreement for a definition of Core Source.

b. License Terms. EFI shall have a non-exclusive, non-transferable (except as provided in Section 14.11 (“Assignment”)) license to use (but not the right to sublicense the right to use) the Core Source supplied to EFI hereunder solely at a Primary Development Site, for the sole purpose of designing, developing, adapting, localizing, modifying, testing and maintaining Revised Object implemented as part of present or future EFI Products, in conformance with the PostScript Language Specification. EFI agrees that all development activities associated with the Core Source will be done only by Authorized Employees of EFI pursuant to the procedures set forth in EXHIBIT K-2 (“Additional Secure Procedures for Handling Core Source”).

3. Distributable Software.

a. Examples of Distributable Software. Distributable Software includes (a) Revised Object, (b) Host Software and (c) Font Programs. See Section 1.11 of the Agreement for a definition of Distributable Software.

b. License Terms. Aside from sublicensing rights, each of the types of Distributable Software has unique licensing terms set forth below. The sublicensing rights for Distributable Software are as follows:

Adobe hereby grants EFI a non-exclusive, non-transferable (except as provided in Section 14.11 (“Assignment”)) license to sublicense its Remarketer Customers the right to reproduce solely at Reproduction Sites and distribute, through multiple tiers, the Distributable Software solely for use with an End User Product or a Software Upgrade or as Replacement Software (as described in Section 2.4 (“Replacement of Defective Product”)). As a condition to such sublicensing rights, the Remarketer Customers must have written agreements with EFI containing terms substantially similar to EXHIBIT O (“Remarketer Customer Reproduction Rights Agreement Minimum Terms and Conditions “).

4. Revised Object.

a. Definition of Revised Object. See Section 1.32 of the Agreement for a definition of Revised Object.

b. License Terms. EFI shall have a non-exclusive, non-transferable (except as provided in Section 14.11 (“Assignment”)) license to (a) use, solely at the Development Sites, (b) reproduce (or have reproduced for EFI’s sole benefit) at the Reproduction Sites only, (c) sublicense and distribute, directly and indirectly through EFI’s usual distribution channels, including distribution through Remarketer Customers, the Revised Object for use as part of an Adobe certified EFI Product; and to (d) sublicense to its Remarketer Customers the right to reproduce at the Reproduction Sites only and to remarket Revised Object solely for use with an Adobe certified End User Product subject to compliance with the requirements in Paragraph 3.b of this EXHIBIT A, and (e) create Golden Masters and distribute such Golden Masters to Remarketer Customers for such Remarketer Customers’ faithful reproduction thereof. All distributions of any Revised Object shall be subject to the terms and conditions of this Agreement. EFI’s right to distribute the Revised Object or use it internally (other than for development or testing) is contingent upon certification by Adobe of a particular EFI Product for use and distribution as part of an End User Product. Distribution or use (other than for development or testing) of Revised Object shall be limited to versions in ROM form, or encrypted versions executable from RAM, protected in accordance with Section 2.3 (“Protection Mechanisms”).

5. Host Software

a. Examples of Host Software. Also see Section 1.22 of the Agreement for a definition of Host Software.

i. Adobe Reader means Adobe’s host-resident software that permits End Users to read portable document format (“PDF”) files.

ii. Adobe Driver Software means driver software, and accompanying utility files and installation tools, all in object code form, which enable application programs to communicate with printers containing PostScript Software from Adobe, including any enhancements, modifications or localizations provided by Adobe and any localizations or modifications made by EFI through its use of the applicable Adobe development tools (subject to EFI’s ownership of such localizations and modifications as set forth in Section 3.2 (“Modifications by EFI”)). In connection with the delivery of the Adobe Driver Software, Adobe may supply EFI with development tools such as plug-in and localization kits to allow EFI to make limited modifications and/or localize the Adobe Driver Software. EFI agrees that it (a) shall use such tools solely to localize or customize the Adobe Driver Software for use by End Users in conjunction with EFI Products, (b) shall not change the name of any Adobe Driver Software file or Adobe Driver Software icon without Adobe’s prior written consent, (c) shall make only such modifications as are permitted by use of such tools in the normal and intended manner and (d) shall ensure that the Adobe Driver Software, and any derivative thereof, is licensed under EFI’s End User Agreement.

iii. Adobe Type Manager (or ATM) means Adobe’s host-resident software containing font rendering technology that reads Adobe Type 1 fonts and generates bitmap characters.

b. License Terms. EFI shall have a non-exclusive, non-transferable (except as provided in Section 14.11 (“Assignment”)) license to (a) use the Host Software, and in the case of Adobe Driver Software, the right to localize and modify the Adobe Driver Software (provided Adobe delivers to EFI a software development tool expressly intended for such localization or modification) at the Development Sites only, (b) reproduce (or have reproduced for EFI’s sole benefit) the Host Software at the Reproduction Sites only, (c) sublicense and distribute the Host Software, directly and indirectly through EFI’s usual distribution channels, including distribution through Remarketer Customers, (d) sublicense to its Remarketer Customers the right to reproduce at the Reproduction Sites only and remarket Host Software solely for use with an Adobe certified End User Product, subject to compliance with the requirements in Paragraph 3.b of this EXHIBIT A, and (e) create Golden Masters and distribute such Golden Masters to Remarketer Customers for such Remarketer Customers’ faithful reproduction thereof. All distribution of the Host Software shall be in object code form only and either bundled with an Adobe certified EFI Product or separately for use with an Adobe certified EFI Product or Adobe certified End User Product in accordance with the terms applicable to “Host Software” in EXHIBIT H (“EFI End User Agreement”). EFI’s license to distribute the Host Software or use it internally (other than for development or testing) is contingent upon certification by Adobe approving a particular EFI Product for use and distribution as part of an End User Product.

6. Font Programs

a. Examples of Font Programs. See Exhibits C-1 through C-4. See Section 1.19 of the Agreement for a definition of Font Programs.

b. License Terms. In addition to rights to the Font Programs granted elsewhere in this Agreement, EFI shall have a non-exclusive, non-transferable (except as provided in Section 14.11 (“Assignment”)) license to (a) reproduce (or have reproduced for EFI’s sole benefit) the Font Programs at the Reproduction Sites, (b) distribute the Font Programs, directly and indirectly through EFI’s usual distribution channels, including distribution through Remarketer Customers, only bundled with the Revised Object for use with an EFI Product or, in the case of Roman Font Programs only, bundled with Host Software solely for use with an EFI Product, (c) sublicense to its Remarketer Customers the right to reproduce at the Reproduction Sites only and to remarket the Font Programs solely for use with an End User Product, subject to compliance with the requirements in Paragraph 3.b of this EXHIBIT A, (d) create Golden Masters and distribute such Golden Masters to Remarketer Customers for such Remarketer Customers’ faithful reproduction thereof, (e) sublicense the Font Programs to End Users for the reproduction and display of Typefaces as set forth on the number of central processing units (“CPUs”) and computers specified in EXHIBIT H (“EFI End User Agreement”), or in a Certification Letter, for use with a single End User Product, (f) use the Font Programs to reproduce and display the Typefaces in conjunction with the testing, evaluation or demonstration of an EFI Product or End User Product and (g) use and sublicense each End User to use the Typeface Trademarks to identify the Font Programs. All distributions of any Font Programs shall be subject to the terms and conditions of this Agreement. The use, reproduction and distribution of the Font Programs in EFI Products as set forth in EXHIBIT C-1 (“Extended Roman Font Program Set”), EXHIBIT C-2 (“Font Programs for Japanese Typefaces”), EXHIBIT C-3 (“Font Programs for Chinese Typefaces”) and EXHIBIT C-4 (“Font Programs for Korean Typefaces”) is subject to Adobe certification of the EFI Products containing such Font Programs. EFI’s license under this Paragraph to the Font Programs will terminate upon termination of the agreement (or the applicable portion thereof) between Adobe and the Trademark owner, if any, pertaining to such Font Programs, at which time Adobe shall have the right to substitute a Font Program for an equivalent Typeface. Notwithstanding the license granted in subparagraph (c) above, EFI may not sublicense to its Remarketer Customers the right to reproduce any Font Programs owned by a third party for which Adobe has not received the requisite sublicensing rights.

b.1 Minimum Font Program Requirements All EFI Products containing PostScript 3 Software distributed hereunder shall include, at a minimum, the Font Programs, as follows:

b.1.1 For Roman Versions of EFI Products, the full Extended Roman Font Program Set, as described in EXHIBIT C-1 (“Extended Roman Font Program Set”).

b.1.2 For Japanese versions of EFI Products, the Extended Roman Font Program Set, as described in EXHIBIT C-1 (“Extended Roman Font Program Set”), and the Font Programs for Japanese Typefaces, as described in EXHIBIT C-2 (“Font Programs for Japanese Typefaces”). EFI shall bundle the number and type of Morisawa Japanese Typefaces or the Heisei Japanese Typefaces specified in accordance with EXHIBIT C-2. Notwithstanding the foregoing, EFI shall not be required to bundle any Japanese Typefaces with PostScript Version 3016. For PostScript Version 3015, EFI has a choice bundle either Hesei or Morisawa Typefaces for products with less than 1200 dpi resolution.

b.1.3 For Chinese versions of EFI Products, the Extended Roman Font Program Set, as described in EXHIBIT C-1 (“Extended Roman Font Program Set”), and the Font Programs for Chinese Typefaces, as described in EXHIBIT C-3 (“Font Programs for Chinese Typefaces”) in the minimum configuration specified in a Certification Letter.

b.1.4 For Korean versions of EFI Products, the Extended Roman Font Program Set, as described in EXHIBIT C-1 (“Extended Roman Font Program Set”), and the Font Programs for Korean Typefaces, as described in EXHIBIT C-4 (“Font Programs for Korean Typefaces”) in the minimum configuration specified in a Certification Letter.

7. Other Adobe Software.

a. Examples of Other Adobe Software:

i. Example Code means a program(s) that is provided to EFI as an example of software development that implements certain functions. The license terms for Example Code are set forth in Paragraph 1.b. of this Exhibit A.

ii. In-RIP Trapping Software means the machine-readable object code version of software, including any data structures embedded in the software program file and accompanying installation file, and any corrections, changes, alterations or enhancements to the In-RIP Trapping Software supplied by Adobe, which when embedded into the Postscript Software will enable EFI to include specified color trapping (trapping means the automatic generation of overlaps to correct for colorant misregistration during the printing process) functionality in an End User Product for distribution to customers hereunder.

a. In-RIP Trapping Software Warranty. Adobe will provide the warranty for the In-RIP Trapping Software as set forth in Section 9.1 (“Software Warranties”) of the Agreement. For purposes of the warranty, the functional specifications for the In-RIP Trapping Software shall be the “PostScript Language Definition for Trapping” dated April 29, 1997 (revision Number 1.0.1) or any subsequent and then-current version thereof.

b. License Terms: EFI shall have a non-exclusive, non-transferable (except as provided in Section 14.11 (“Assignment”)) license to (a) use, solely at the Development Sites, (b) reproduce (or have reproduced for EFI’s sole benefit) at the Reproduction Sites only, (c) sublicense and distribute, directly and indirectly through EFI’s usual distribution channels, including distribution through Remarketer Customers, the In-RIP Trapping Software for use as part of an Adobe certified EFI Product

c. Trapping-Related Patent Notice. If an EFI Product contains an implementation of Adobe’s In-RIP Trapping Software, EFI and its Remarketer Customers shall include a notice indicating that the In-RIP Trapping Software is licensed under U.S. Patents Nos. 5,113,249, 5,323,248, 5,420,702, and 5,481,379. This notice must be displayed on EFI’s and/or Remarketer Customer’s product packaging, End User Agreement, or other End User Documentation in a location reasonably visible to the End User.

iii. Normalizer. The “Normalizer Software” means the machine-executable object code version of software, including any data structures embedded in the software program file and accompanying installation file (if any, provided by Adobe), and any corrections, changes, alterations, or enhancements to such software supplied by Adobe, that enables the conversion of Adobe PostScript files into PDF files. The Normalizer Software is excluded from the warranty provided with respect to the Postscript Software set forth in Section 9 (“Performance Warranty”).

a. License Terms. EFI may distribute the Normalizer Software solely for use with an End User Product (“Integrated Normalizer Software”) or bundled as part of an EFI workflow software application that supports printing to an output device (“Standalone Normalizer Application Software”). EFI may not use or permit the use of the Normalizer Software (a) for the purpose of document exchange or on-line publication (unless such use contributes in a significant way to supporting prepress or printing-related solutions) or, (b) as a PDF file-creating application that would effectively compete with the Adobe Acrobat or Acrobat Distiller Server products. EFI shall ensure that each copy of the Normalizer Software distributed by EFI is accompanied by the appropriate End User agreement, as described in Section 2.2 (“End User Agreement”) of this Agreement and, in addition, with respect to U.S. Government and Foreign Government End Users an End User agreement in accordance with Section 6.2 (“U.S. Government End Users”) and 6.3 (“Foreign Government Agreements”), respectively, of this Agreement.

b. Font Program Usage with Integrated Normalizer Software. No separate license or additional fees for the applicable Font Programs will be required for the following uses by the server based version of the Integrated Normalizer Software:

(i) The Integrated Normalizer Software is resident on the same host system as the Raster Image Processor (“RIP”), and the Integrated Normalizer Software only uses Font Programs that have been licensed for use with such RIP;

(ii) The Integrated Normalizer Software may use its own copy of the Roman Font Programs on the host computer on a royalty-free basis (whether or not the Integrated Normalizer Software and the RIP are on the same host computer or on separate host computers), provided that such use is limited to a maximum of five (5) copies of the Roman Font Programs; or

(iii) The Integrated Normalizer Software may use its own copy of the non-Roman Font Programs on a royalty-free basis, provided that (i) the Integrated Normalizer Software is resident on the same host computer with the RIP; and (ii) EFI represents and warrants that such non-Roman Font Programs will not be used by the Integrated Normalizer Software except solely as part of a process for printing by the RIP.

Other uses of the Font Programs in connection with the Integrated Normalizer Software are beyond the scope of the licenses granted herein and may require additional restrictions and/or fees.

c. Use of Font Programs with Standalone Normalizer Application Software. EFI shall not install or use, and shall prohibit any third party from installing or using, any Adobe-supplied Font Programs other than the Roman Font Programs specified in EXHIBIT C-1 (“Extended Roman Font Program Set”) with the Standalone Normalizer Application Software. The royalty for such Roman Font Programs is included in the fee for the Normalizer Software license (as set forth in Paragraph III.A (“Normalizer and PDF Libraries”) of

EXHIBIT L (“Royalties”) of this Agreement as amended herein; thus no separate royalty will be due for such Roman Font Programs distributed for use with the Standalone Normalizer Application Software.

d. Additional Font Use Restrictions.

(i). If EFI is distributing Standalone Normalizer Application Software without fonts provided by Adobe, EFI acknowledges that the Normalizer Software may embed the fonts into a PDF file and that such functionality may be outside of the terms of the applicable font license, for which Adobe shall have no liability or responsibility.

(ii). EFI shall report all Font Programs distributed for use with Normalizer Software in accordance with Section 8.6 (“Payment of Royalties”).

e. Standalone Normalizer Application Software Quality Standards. EFI shall perform testing and employ sufficient quality assurance standards to assure that the Standalone Normalizer Application Software successfully performs the function of converting Adobe PostScript files into PDF language files for printing to an output device.

f. Normalizer Software Maintenance. Adobe shall use commercially reasonable efforts to provide Maintenance services for the then-current major version of the Normalizer Software, as provided pursuant to Section 4.3 (“Maintenance”) and EXHIBIT G (“Maintenance”) of the Agreement, for as long as EFI continues to pay the applicable fees pursuant to Section 8.1 of the Agreement. For purposes of providing Error resolution services for the Normalizer Software under EXHIBIT G of the Agreement, “Documentation” shall mean the Adobe-supplied document titled “Using Normalizer” (or later supplement or version provided by Adobe).

iv. Host PDF Printing Library. Host PDF Printing Library means Adobe’s PDF Library technology and accompanying Roman Typeface fonts, in object code form only, as well as any enhancements or modifications thereto, as provided by Adobe to EFI hereunder which has as its purpose the converting of PDF files to PostScript language file form for processing by a printing system using Adobe PostScript software.

a. License Terms. Subject to EFI’s compliance with the terms of this Agreement, Adobe grants to EFI a non-exclusive, non-transferable license during the term of this Agreement to (i) incorporate or integrate the Host PDF Printing Library with application software supplied by EFI at a Development Site, (ii) reproduce (or have reproduced for EFI’s sole benefit) the Host PDF Printing Library at a Reproduction Site and (iii) sublicense and distribute, directly and indirectly through EFI’s usual distribution channels, including distribution through its Remarketer Customers, the Host PDF Printing Library solely in object code form as integrated with EFI’s application software and only as bundled for use with a End User Product or unbundled as an upgrade for use with a previously installed End User Product in accordance with this Agreement. EFI agrees that the Host PDF Printing Library will not be distributed for use with a Clone Product. Notwithstanding the restrictions contained in Exhibit H (“EFI End User Agreement”) of the Agreement on the number of copies permitted to be installed and used concurrently, an End User may install and use the Host PDF Printing

Library, including the accompanying Roman Typeface fonts, on multiple computers, provided that the End User is contractually obligated to use the Host PDF Printing Library, including the accompanying Roman Typeface fonts, only in conjunction with an End User Product. EFI shall incur no payment obligations to Adobe for the right to distribute the Host PDF Printing Library if distributed bundled with an End User Product; provided, however, that if EFI distributes the Host PDF Printing Library in an unbundled form as an upgrade for use with a previously installed End User System on a fee basis, then EFI shall pay Adobe a royalty at the rate to be mutually agreed to by the parties.

b. Host PDF Printing Library Maintenance. Adobe shall use commercially reasonable efforts to provide Maintenance services for the then-current major version of the Host PDF Printing Library Software (including the most current dot releases thereof), as provided pursuant to Section 4.3 (“Maintenance”) and EXHIBIT G (“Maintenance”) of the Agreement, for as long as EFI continues to pay the applicable fees pursuant to Section 8.1 of the Agreement.

v. “Adobe PDF Trapping Library”

A. The PDF Trapping Deliverables consists of the following:

1. PDF Trapping Library. “PDF Trapping Library” means the machine-executable object code version of the PDF Trapping Library version 1.5 software (which is used on a host computer to perform the color trapping function on a PDF file in order to adjust for the misregistration of colors in a multicolor printing process), and any corrections, changes, alterations, or enhancements thereto supplied by Adobe hereunder. The PDF Trapping Library includes a functional client interface with example source code (“Sample Source”) that may be used and modified, as needed, solely to integrate the Adobe PDF Trapping Library into a prepress printing process.

2. Associated documentation: Associated documentation includes, but is not limited to, the documents entitled “Incorporating the Adobe PDF Trapper into a Product”, “Trapping Rules for Adobe Trapping Products”, and “Portable Job Ticket Format” v1.1. EFI may make a limited number of copies of the Associated Documentation for use by its Authorized Employees or Authorized Contractors for internal development purposes for the sole purpose of developing the EFI Application or product (as defined herein) and not for any other purpose or for distribution by any means.

B. General. The following shall apply to all use and distribution of the PDF Trapping Deliverables:

1. Notwithstanding anything to the contrary in this Exhibit or the Agreement, the PDF Trapping Deliverables are being supplied “AS IS” without warranty, support, and maintenance of any kind and Adobe will bear no liability for any damage, loss, liability, cost or expense, direct or indirect, arising out of EFI’s use of the PDF Trapping Deliverables or its distribution of the PDF Trapping Library as permitted in this Exhibit and the Agreement.

2. EFI is free to make changes to the Sample Source (but not to any other components of the PDF Trapping Deliverables) and to create derivative works containing portions or all of the Sample Source. Subject to Adobe’s ownership of the underlying Sample Source, as supplied by Adobe to EFI hereunder, EFI shall own the modifications that it makes to the Sample Source; provided, however, that derivative works created by EFI containing any Sample Source, as provided by Adobe to EFI hereunder, shall remain subject to the provisions of this Exhibit and the Agreement.

C. Distributed as part of, or for use with, a End User Product. If the PDF Trapping Library, or components thereof, is distributed as either (i) integrated or bundled with an End User Product or (ii) unbundled as an upgrade for use with a previously installed End User Product, the following terms and conditions shall apply:

1. License Grant. EFI shall internally use the PDF Trapping Deliverables solely for developing EFI Products that include PostScript Software in accordance with the requirements set forth in this Exhibit and the Agreement, and EFI shall distribute the PDF Trapping Library solely in object code form only as integrated or bundled with an End User Product or unbundled as an upgrade for use with a previously installed End User Product. The PDF Trapping Deliverables supplied to EFI hereunder shall be deemed “Other Adobe Software” as defined in the Agreement and are subject to the terms and conditions of this Exhibit and the Agreement, including without limitation, EFI’s obligation to protect the trade secrets and proprietary rights of Adobe in the PDF Trapping Deliverables in accordance with EXHIBIT K-1 (Secure Procedures for Handling Adobe Support Information).

D. Standalone EFI Application. If the PDF Trapping Library is distributed as integrated with an EFI Application (as defined below) but not integrated or bundled with a End User Product or as an upgrade for use with a previously installed End User Product, the following terms and conditions shall apply:

1. License Grant. Subject to EFI’s compliance with the terms of this Exhibit and the Agreement, Adobe grants to EFI a non-exclusive, non-transferable license during the term of the Agreement to (i) use the PDF Trapping Deliverables at a Development Site solely to integrate the PDF Trapping Library with EFI’s application software that adds significant and primary functionality to the PDF Trapping Library (hereinafter, “EFI Application”), (ii) reproduce, modify, and compile into object code the Sample Code as a component of EFI Applications at a Development Site, (iii) reproduce (or have reproduced for EFI’s sole benefit) at a Reproduction Site the PDF Trapping Library, and (iv) sublicense and distribute, directly and indirectly through EFI’s usual distribution channels, including distribution through EFI’s Remarketer Customers, the Sample Code (as delivered by Adobe and as modified by EFI and compiled into object code) and the PDF Trapping Library components in object code form solely as integrated into EFI Applications.

2. Proprietary Notices. The licenses in Paragraph D.1 above are conditioned on (i) EFI including a copyright notice reflecting the copyright ownership of EFI in such EFI Applications, (ii) EFI being solely responsible to its customers for any update or support obligation or other liability which may arise from the distribution of EFI Applications, (iii) EFI not making any statements that any EFI Application is “certified,” or that its performance is guaranteed, by Adobe, and (iv) EFI not using Adobe’s name or trademarks to market any EFI Applications without prior written permission of Adobe. Any modified or merged portion of the Sample Code and merged portion of the PDF Trapping Library components, is subject to this Exhibit and the Agreement.

3. End User License Agreement. EFI acknowledges that the PDF Trapping Library, as supplied by Adobe, is not a finished product and is not to be distributed to End Users except as successfully integrated by EFI into the EFI Application. EFI will take all steps necessary to protect Adobe’s proprietary rights in the PDF Trapping Deliverables and to ensure that each copy of the EFI Application distributed by EFI to an End User, whether directly or through EFI’s usual distribution channels, will be accompanied by a localized copy of EFI’s or Remarketer Customer’s standard software license agreement applicable to such EFI Application (the “EFI Application End User Agreements”). Such EFI Application End User Agreements will include terms and conditions substantially equivalent to those set forth in EXHIBIT H (“EFI End User Agreement”) attached hereto. The EFI Application End User Agreement may be (a) a written agreement signed by the End User, or (b) a written agreement in the package containing the EFI Application, or the user documentation for the EFI Application, that is fully visible to the End User and that the End User accepts by opening the package. If Adobe in writing permits EFI to distribute EFI Application in electronic form, EFI shall ensure that upon the initial use of the EFI Application, the End User is presented with a copy of the EFI Application End User Agreement and is required to electronically accept the terms of the EFI Application End User Agreement prior to accessing use of the functions of the EFI Application. EFI shall ensure that its Remarketer Customers’ End User licenses substantially conform to the requirements set forth in this Paragraph.

4. LIMITATION OF LIABILITY. EXCEPT WITH RESPECT TO THE PROTECTION AGAINST THIRD PARTY CLAIMS AS SET FORTH IN SECTION 11.1.1 (“ADOBE DELIVERABLES”), IN NO EVENT WILL ADOBE OR ITS SUPPLIERS BE LIABLE FOR ANY LOSSES, DAMAGES, LIABILITIES, CLAIMS OR COSTS WHATSOEVER ARISING FROM EFI’S USE OF THE PDF TRAPPING DELIVERABLES OR ANY COMPONENT THEREOF OR ANY DISTRIBUTION OF EFI APPLICATIONS, INCLUDING WITHOUT LIMITATION ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL DAMAGES, OR ANY LOST PROFITS OR LOST SAVINGS, EVEN IF ADOBE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES, DAMAGES, LIABILITIES, CLAIMS OR COSTS OR FOR ANY CLAIM BY ANY THIRD PARTY.

5. INDEMNIFICATION. EFI will defend, indemnify, and hold Adobe and Adobe’s suppliers harmless from and against any and all actions, claims or suits, including reasonable attorneys’ fees, that arise from or are related to the use, manufacture, and distribution of EFI Applications or EFI products containing any PDF Trapping Deliverables in any country, worldwide, provided that Adobe gives EFI prompt written notice of any such claim, tenders to EFI the defense or settlement of such a claim at EFI’s expense, and cooperates with EFI, at EFI’s expense, in defending or settling such claim.

6. TRAPPING-RELATED PATENT NOTICE. EFI shall comply with the requirements set forth in Paragraph 7(a)(ii)(c) (“Trapping-Related Patent Notice”) of this Exhibit A with respect to any implementation of the PDF Trapping Library in an EFI Application or product.

E. PDF Trapping Library Maintenance. Adobe shall use commercially reasonable efforts to provide Maintenance services for the then-current major version of the PDF Trapping Library Software, as provided pursuant to Section 4.3 (“Maintenance”) and EXHIBIT G (“Maintenance”) of the Agreement, for as long as EFI continues to pay the applicable fees pursuant to Section 8.1 of the Agreement. For purposes of providing Error resolution services for the PDF Trapping Library Software under EXHIBIT G of the Agreement, “Documentation” shall mean the Adobe-supplied document titled “Trapping Rules for Adobe Trapping Products based on Adobe Trapping Engine 305”, plus Specification and API Reference from “Incorporating Adobe PDF Trapper into a Product version 1.5 “ (or later supplement or version provided by Adobe).

vi. “PDF Libraries” or “PDFL” means the Adobe PDF Library software product and related documentation, including all updates.

a. Definitions. The following definitions are applicable to PDF Libraries only.

(i) EFI Host Application means host application software or hardware developed by EFI that incorporates the licensed PDFL Technology.

(ii) PDFL Technology means Adobe PDF Libraries technology.

(iii) PDFL Documentation means any copy, version or translation, in whole or in part, of Adobe’s documentation for PDFL Technology given to EFI for EFI’s internal use only, whether in printed manual or on-line format.

(iv) PDFL Product Appendix means any PDFL Technology Appendix executed by Adobe and EFI, attached to this Agreement and incorporated herein by this reference.

(vi) Product Appendix means an appendix to this Agreement in which the specific PDFL Technology components licensed to EFI are identified. Each Product Appendix must be executed by both Adobe Systems and/or Adobe Ireland, as applicable, and EFI to be effective.

b. License Terms. Adobe grants to EFI a nonexclusive, nontransferable license, during the term of this Agreement, to reproduce at the Reproduction Sites, integrate with EFI Products and distribute, directly or through distributors, dealers or resellers, PDFL Technology, as so integrated. EFI will not distribute PDFL Technology as stand alone products. The PDFL Technology may be used solely for the conversion of documents in PDF format to PostScript format within a printing workflow environment. Any other use may subject EFI to additional license fees. All permitted use of the PDFL Technology, including use of PDFL Technology for demonstration purposes, shall be subject to the terms and conditions of the End User License Agreement. EFI may only distribute the version of the PDFL Technology specified in a Product Appendix. EFI shall comply with all applicable laws and regulations and obtain all appropriate government approvals pertaining to the sublicensing, transfer and advertising of PDFL Technology. EFI agrees not to distribute PDFL Technology by rental or lease. EFI agrees that an EFI Host Application will not alter, modify, or in any way, change the “Producer” field of the document information of a PDF file. EFI AGREES NOT TO ALTER ANY PDF FILES INCLUDED WITH COPIES OF THE PDFL TECHNOLOGY DELIVERED HEREUNDER.

c. New Releases. Adobe may, in its sole discretion, modify PDFL Technology and/or PDFL Documentation and deliver modified copies to EFI for distribution under the terms of this Agreement.

(i) PDFL Technology updates designed by Adobe to correct or improve the software’s performance (“PDFL Updates”) will be provided without additional charge. Upon commercial shipment to EFI of a PDFL Update, EFI may continue to reproduce and distribute the previous release of the PDFL Technology integrated or incorporated in EFI’s hardware, software and information products until EFI’s products are revised, at which time EFI shall incorporate the Update into such products.

(ii) EFI may, but is not obligated to, incorporate a new release of PDFL Technology and Documentation (“New Release”) in any products that EFI commercially releases during the first one hundred and twenty (120) days after Adobe commences commercial shipment of a New Release. EFI will make good faith efforts to incorporate such New Release in products that EFI commercially releases for the first time more than one hundred and twenty (120) days after Adobe’s shipment of the New Release, but in no event will EFI not incorporate a New Release in products that EFI commercially releases for the first time more than one year after Adobe’s shipment of the New Release.

(iii) Notwithstanding the foregoing, EFI will cease shipping any allegedly infringing version of PDFL Technology and commence shipment of new releases designed to avoid such infringement within ten (10) business days of delivery.

d. PDF Libraries Maintenance. Adobe shall use commercially reasonable efforts to provide Maintenance services for the then-current major version of the PDF Libraries Software, as provided pursuant to Section 4.3 (“Maintenance”) and EXHIBIT G (“Maintenance”) of the Agreement, for as long as EFI continues to pay the applicable fees.

8. End User Documentation

a. License Terms. EFI shall have a non-exclusive, non-transferable (except as provided in Section 14.11 (“Assignment”)) license to (a) localize, reproduce, distribute, reformat and sublicense the End User Documentation, (b) modify the content of an EFI Product-specific portion of the End User Documentation and (c) modify the title page and copyright page. Subject to the modifications allowed in (b) and (c) above, EFI agrees to distribute the applicable End User Documentation for Host Software in its entirety as provided by Adobe. EFI agrees not to modify or delete any copyright notices or other proprietary notices included in the End User Documentation provided by Adobe. Except for the specific licenses granted in this Section, EFI shall have the same rights and obligations with respect to End User Documentation as those for Host Software provided by Adobe to EFI in object code form.

9. PostScript Language Specification License.

a. Examples of PostScript Language Specification. See Section 1.26 (“PostScript Language Specification”).

b. License Terms. Adobe hereby grants to EFI a non-exclusive, non-transferable (except as provided in Section 14.11 (“Assignment”)) license to reproduce and distribute the PostScript Language Specification for use with an End User Product, provided that EFI shall not make such PostScript Language Specification available for general distribution or resale through the retail trade, either through EFI or EFI’s publisher. EFI agrees that no right is granted herein to reproduce Addison-Wesley’s foreign language versions of the PostScript Language Specification. Adobe further grants EFI the right to sublicense its Remarketer

Customers (excluding End Users) to reproduce, in whole or in part, and distribute the PostScript Language Specification in accordance with the same terms and conditions imposed on EFI in this Section. Such Remarketer Customers shall not receive the right to modify the PostScript Language Specification from EFI.

10. Trademark License.

a. Trademark List. See Section 1.36 (“Trademarks”).

b. License Terms. Subject to this Agreement and EXHIBIT I (“Use of Adobe Trademarks”) hereto, Adobe hereby grants to EFI a non-exclusive, non-transferable (except as provided in Section 14.11 (“Assignment”)), limited license to (a) use the Trademarks on EFI Products and End User Products and in EFI’s advertising and printed materials for the EFI Products and End User Products, and (b) sublicense such rights to Remarketer Customers for distribution of Software Upgrades and End User Products in all countries (except India or any other jurisdiction where trademark sublicensing is legally prohibited or not recognized) under a written agreement between EFI and a Remarketer Customer containing terms substantially equivalent to those set forth in EXHIBIT I (“Use of Adobe Trademarks”). Where necessary, Adobe will grant directly to EFI’s Remarketer Customers in India or in any other jurisdiction where trademark sublicensing is legally prohibited or not recognized, a non-exclusive royalty-free license to use the Trademarks on EFI Products and End User Products, and in advertising and printed materials for EFI Products and End User Products, in such countries and jurisdictions under a written agreement between Adobe and such Remarketer Customers.

c. Prior to the first Commercial Shipment of any EFI product that carries an Adobe Trademark, Adobe shall have the right to review and approve in writing the quality of the copies of, and use of Adobe’s trademarks with, such product and accompanying packaging, advertising, press releases and the like. Within ten (10) business days after receipt of such materials for review, Adobe will notify EFI of its acceptance or rejection in writing. If such materials do not conform to the requirements of this Agreement, EFI will revise and will cause its Remarketer Customers to revise such materials prior to shipment and Adobe shall have the right to review and approve such materials in accordance with the terms herein. Alternately, EFI may commence Commercial Shipment of an EFI Product that carries an Adobe Trademark without review of same by Adobe, provided that if at any time Adobe determines that its trademarks are being used in an inappropriate or unauthorized manner, Adobe may request EFI to correct such inappropriate or unauthorized use in a commercially reasonable timeframe (which shall not exceed 30 days). If EFI does not make such corrections within such period of time (or such other time as agreed to in writing by Adobe), EFI will cease shipment of the EFI Product until the corrections requested by Adobe are made. Paragraph 11 of this Exhibit A (“Trademarks License”) of the Agreement shall apply in connection with EFI’s use of and its right to sublicense the use of the Adobe trademarks on EFI products. Notwithstanding the foregoing, Adobe has certified and approved the quality of End User Products developed by EFI under this Agreement and therefore is familiar with and approves of the general quality standards implemented by EFI in its PostScript-based printer products. EFI acknowledges that the quality of the Standalone Normalizer Application Software distributed by EFI in connection with the Adobe trademarks shall be substantially the same as the quality of End User Products developed and marketed by EFI under this Agreement.

11. Intentionally Deleted

12. Other Restrictions and Conditions. Except as expressly permitted in the Agreement or in writing from Adobe, EFI shall:

a.	not distribute, sell, sublicense, rent, loan, or lease the Adobe Deliverables or any component thereof to any third party;

b.	not reverse engineer, decompile, disassemble or otherwise attempt to discover the source code of the Adobe Deliverables or any component thereof provided to EFI in any form other than source code form;

c.	not translate the Adobe Deliverables into another computer language in whole or in part;

d.	not make copies of Adobe Deliverables, except as provided herein, or make media translations of Adobe Deliverables including, without limitation, the Documentation, in whole or in part, without Adobe’s prior written approval;

e.	not permit any Adobe Deliverables to be accessible from any computer bulletin board, or over the Internet, or any other public or privately operated computer network unless such Adobe Deliverables are integrated into and inseparable from an EFI Product;

f.	protect Adobe’s copyright and other ownership interests in all items in the Adobe Deliverables;

g.	reproduce on all copies of the Adobe Deliverables the same copyright, trademark, and other proprietary notices as appropriate and appear on or in the items delivered by Adobe.

Adobe and/or its suppliers retain all right, title and ownership throughout the world in the intellectual property embodied in the Adobe Deliverables. Except as stated herein, this Exhibit and the Agreement do not grant EFI any rights to patents, copyrights, trade secrets, trademarks, or any other rights in respect to the items in the Adobe Deliverables. EFI shall ensure that each copy of the Adobe Deliverables distributed by EFI or Remarketer Customer is accompanied by the appropriate End User Agreement, as described in Section 2.2 (“End User Agreement”) of this Agreement and, in addition, with respect to U.S. Government and Foreign Government End Users an End User agreement in accordance with Section 6.2 (“U.S. Government End Users”) and 6.3 (“Foreign Government Agreements”), respectively, of this Agreement. EFI products containing Adobe Deliverables will not be shipped, transferred, or exported into any country or used in any manner prohibited by the United States Export Administration Act or any other export laws, restrictions or regulations (collectively the “Export Laws”). In addition, if any part of the Adobe Deliverables is identified as export controlled items under the Export Laws, EFI represents and warrants that the End User is not a citizen, or otherwise located within, an embargoed nation (including without limitation Iran, Iraq, Syria, Sudan, Libya, Cuba, North Korea and Serbia) and is not otherwise prohibited under the Export Laws from receiving the Adobe Deliverables. All rights to use the Adobe Deliverables are granted on condition that such rights are forfeited if EFI fails to comply with the terms of this Paragraph. Nothing contained in this Agreement shall be interpreted so as to exclude or prejudice the rights (if any) of the EFI or any end user under the European Directive 91/250 on the Legal Protection of Computer Programs (14 May 1991, OJ 1991(122/42) as implemented in the relevant jurisdiction) with respect to the PDFL Technology.

EXHIBIT B

DEVELOPMENT AND REPRODUCTION SITES

I. EFI identifies the following Primary Development Sites:

Name of Development Sites	Address:

Electronics for Imaging, Inc.	303 Velocity Way Foster City, CA 94404

II. EFI identifies the following Development Sites:

Name of Development Sites	Address:

Electronics for Imaging, Inc.	303 Velocity Way Foster City, CA 94404

Best GmbH	Mevissenstraße 65 D-47803 Krefeld

Electronics For Imaging	1340 Corporate Center Curve Egan, MN 55121

Electronics For Imaging	1499 SE Tech Center Place Suite 270 Vancouver, WA 98683

Electronics For Imaging	17250 N. Hartford Dr. Suite 101 Scottsdale, AZ 85255

Electronics for Imaging	1300 Oakbrook Dr. Norcross, GA 30093

Electronics for Imaging	4 Gatehall Dr. 2nd floor Parsippany, NJ 07054

Electronics for Imaging	40 24th Street Pittsburgh, PA 15222

Electronics for Imaging, PVT Ltd	# 32, 1st Floor Salarpuria Tower II Behind Big Bazaar Koramangala Industrial Layout Hosur Road, Bangalore 560 034

Electronics for Imaging-KK	Shinjuku Oak Tower 14 Fl. 6-8-1 Nishi Shinjuku Shinjuku-ku, Tokyo 163-6014, Japan

III. EFI identifies the following Reproduction Sites:

Name of Reproduction Site:	Address:

Suzuka Fuji Xerox	1900 Ifuna, Suzuka, Mie 519-0393 Japan

Sanmina-SCI	702 Bandley Dr. Fountain, CO 80817

Meritronics	3020 Kenneth St. Santa Clara, CA 95054-3415

Bell Micro	1941 Ringwood Avenue San Jose, CA 95131

FinePitch Corp.	44300 Christy Street Fremont, CA 94538

Upon written request by Adobe at any time during the term of this Agreement, EFI shall promptly provide a list of all Reproduction Sites.

EXHIBIT C-1

EXTENDED ROMAN FONT PROGRAM SET

Provided that Adobe is validly licensed to do so, Adobe will provide the graphic characters specified in ISO 8859-1: 1987, Latin alphabet No. 1 and ISO 8859-2: 1987, Latin alphabet No. 2, and symbol characters, as applicable, for the following Roman Font Programs:

Identifying Trademark		Typeface	Trademark Owner

1.	Albertus		Monotype Corporation

2.	Albertus	Italic	Monotype Corporation

3.	Albertus	Light	Monotype Corporation

4.	AntiqueOlive	Roman	M. Olive

5.	AntiqueOlive	Italic	M. Olive

6.	AntiqueOlive	Bold	M. Olive

7.	AntiqueOlive	Compact	M. Olive

8.	Apple Chancery		Apple Computer, Inc.(1)

9.	ITC AvantGarde Gothic	Book	International Typeface Corporation

10.	ITC AvantGarde Gothic	Book Oblique	International Typeface Corporation

11.	ITC AvantGarde Gothic	Demi	International Typeface Corporation

12.	ITC AvantGarde Gothic	Demi Oblique	International Typeface Corporation

13.	Bodoni		(Public Domain)

14.	Bodoni	Italic	(Public Domain)

15.	Bodoni	Bold	(Public Domain)

16.	Bodoni	Bold Italic	(Public Domain)

17.	Bodoni	Poster	(Public Domain)

18.	Bodoni	Poster Compressed	(Public Domain)

19.	ITC Bookman	Light	International Typeface Corporation

20.	ITC Bookman	Light Italic	International Typeface Corporation

21.	ITC Bookman	Demi	International Typeface Corporation

22.	ITC Bookman	Demi Italic	International Typeface Corporation

23.	Carta		Adobe Systems Incorporated

24.	Chicago		Apple Computer, Inc. (1)

25.	Clarendon		Linotype-Hell AG and/or its subsidiaries

26.	Clarendon	Light	Linotype-Hell AG and/or its subsidiaries

27.	Clarendon	Bold	Linotype-Hell AG and/or its subsidiaries

28.	CooperBlack		(Public Domain)

29.	CooperBlack	Italic	(Public Domain)

30.	Copperplate Gothic	32BC	(Public Domain)

31.	Copperplate Gothic	33BC	(Public Domain)

32.	Coronet		Ludlow Type Foundry

33.	Courier		(Public Domain)

34.	Courier	Oblique	(Public Domain)

35.	Courier	Bold	(Public Domain)

36.	Courier	Bold Oblique	(Public Domain)

37.	GillSans		Monotype Corporation

38.	GillSans	Italic	Monotype Corporation

39.	GillSans	Bold	Monotype Corporation

40.	GillSans	Bold Italic	Monotype Corporation

41.	GillSans	Condensed	Monotype Corporation

42.	GillSans	Condensed Bold	Monotype Corporation

43.	GillSans	Light	Monotype Corporation

44.	GillSans	Light Italic	Monotype Corporation

45.	GillSans	Extra Bold	Monotype Corporation

46.	Eurostile		Nebiolo

47.	Eurostile	Bold	Nebiolo

48.	Eurostile	Extended Two	Nebiolo

49.	Eurostile	Bold Extended Two	Nebiolo

50.	Geneva		Apple Computer, Inc. (1)

51.	Goudy	Oldstyle	(Public Domain)

52.	Goudy	Oldstyle Italic	(Public Domain)

53.	Goudy	Bold	(Public Domain)

54.	Goudy	BoldItalic	(Public Domain)

55.	Goudy	ExtraBold	(Public Domain)

56.	Helvetica		Linotype-Hell AG and/or its subsidiaries

57.	Helvetica	Oblique	Linotype-Hell AG and/or its subsidiaries

58.	Helvetica	Bold	Linotype-Hell AG and/or its subsidiaries

59.	Helvetica	Bold Oblique	Linotype-Hell AG and/or its subsidiaries

60.	Helvetica	Condensed	Linotype-Hell AG and/or its subsidiaries

61.	Helvetica	Condensed Oblique	Linotype-Hell AG and/or its subsidiaries

62.	Helvetica	Condensed Bold	Linotype-Hell AG and/or its subsidiaries

63.	Helvetica	Condensed Bold Oblique	Linotype-Hell AG and/or its subsidiaries

64.	Helvetica	Narrow	Linotype-Hell AG and/or its subsidiaries

65.	Helvetica	Narrow Oblique	Linotype-Hell AG and/or its subsidiaries

66.	Helvetica	Narrow Bold	Linotype-Hell AG and/or its subsidiaries

67.	Helvetica	Narrow Bold Oblique	Linotype-Hell AG and/or its subsidiaries

68.	Hoefler Text		Apple Computer, Inc. (1)

69.	Hoefler Text	Italic	Apple Computer, Inc. (1)

70.	Hoefler Text	Black	Apple Computer, Inc. (1)

71.	Hoefler Text	Black Italic	Apple Computer, Inc. (1)

72.	Hoefler Text	Ornaments	Apple Computer, Inc. (1)

73.	Joanna		Monotype Corporation

74.	Joanna	Italic	Monotype Corporation

75.	Joanna	Bold	Monotype Corporation

76.	Joanna	Bold Italic	Monotype Corporation

77.	LetterGothic		(Public Domain)

78.	LetterGothic	Slanted	(Public Domain)

79.	LetterGothic	Bold	(Public Domain)

80.	LetterGothic	Bold Slanted	(Public Domain)

81.	ITC Lubalin Graph	Book	International Typeface Corporation

82.	ITC Lubalin Graph	Book Oblique	International Typeface Corporation

83.	ITC Lubalin Graph	Demi	International Typeface Corporation

84.	ITC Lubalin Graph	Demi Oblique	International Typeface Corporation

85.	Marigold		AlphaOmega Typography

86.	Monaco		Apple Computer, Inc. (1)

87.	ITC Mona Lisa	Recut	International Typeface Corporation

88.	New Century Schoolbook	Roman	Linotype-Hell AG and/or its subsidiaries

89.	New Century Schoolbook	Italic	Linotype-Hell AG and/or its subsidiaries

90.	New Century Schoolbook	Bold	Linotype-Hell AG and/or its subsidiaries

91.	New Century Schoolbook	Bold Italic	Linotype-Hell AG and/or its subsidiaries

92.	New York		Apple Computer, Inc. (1)

93.	Optima		Linotype-Hell AG and/or its subsidiaries

94.	Optima	Italic	Linotype-Hell AG and/or its subsidiaries

95.	Optima	Bold	Linotype-Hell AG and/or its subsidiaries

96.	Optima	Bold Italic	Linotype-Hell AG and/or its subsidiaries

97.	Oxford		AlphaOmega Typography

98.	Palatino	Roman	Linotype-Hell AG and/or its subsidiaries

99.	Palatino	Italic	Linotype-Hell AG and/or its subsidiaries

100.	Palatino	Bold	Linotype-Hell AG and/or its subsidiaries

101.	Palatino	Bold Italic	Linotype-Hell AG and/or its subsidiaries

102.	Stempel Garamond	Roman	Linotype-Hell AG and/or its subsidiaries

103.	Stempel Garamond	Italic	Linotype-Hell AG and/or its subsidiaries

104.	Stempel Garamond	Bold	Linotype-Hell AG and/or its subsidiaries

105.	Stempel Garamond	Bold Italic	Linotype-Hell AG and/or its subsidiaries

106.	Symbol		(Public Domain)

107.	Tekton		Adobe Systems Incorporated

108.	Times	Roman	Linotype-Hell AG and/or its subsidiaries

109.	Times	Italic	Linotype-Hell AG and/or its subsidiaries

110.	Times	Bold	Linotype-Hell AG and/or its subsidiaries

111.	Times	Bold Italic	Linotype-Hell AG and/or its subsidiaries

112.	Univers		Linotype-Hell AG and/or its subsidiaries

113.	Univers	Oblique	Linotype-Hell AG and/or its subsidiaries

114.	Univers	Bold	Linotype-Hell AG and/or its subsidiaries

115.	Univers	Bold Oblique	Linotype-Hell AG and/or its subsidiaries

116.	Univers	Light	Linotype-Hell AG and/or its subsidiaries

117.	Univers	Light Oblique	Linotype-Hell AG and/or its subsidiaries

118.	UniversCondensed		Linotype-Hell AG and/or its subsidiaries

119.	UniversCondensed	Oblique	Linotype-Hell AG and/or its subsidiaries

120.	UniversCondensed	Bold	Linotype-Hell AG and/or its subsidiaries

121.	UniversCondensed	Bold Oblique	Linotype-Hell AG and/or its subsidiaries

122.	UniversExtended		Linotype-Hell AG and/or its subsidiaries

123.	UniversExtended	Oblique	Linotype-Hell AG and/or its subsidiaries

124.	UniversExtended	Bold	Linotype-Hell AG and/or its subsidiaries

125.	UniversExtended	Bold Oblique	Linotype-Hell AG and/or its subsidiaries

126.	Wingdings		Microsoft Corporation(1)(2)

127.	ITC ZapfChancery	Medium Italic	International Typeface Corporation

128.	ITC ZapfDingbats		International Typeface Corporation

129.	Arial		Monotype Corporation

130.	Arial	Italic	Monotype Corporation

131.	Arial	Bold	Monotype Corporation

132.	Arial	Bold Italic	Monotype Corporation

133.	Times New Roman		Monotype Corporation

134.	Times New Roman	Italic	Monotype Corporation

135.	Times New Roman	Bold	Monotype Corporation

136.	Times New Roman	Bold Italic	Monotype Corporation

(1)	Fonts marked with a (1) may only be used in connection with an EFI Product that contains PostScript Software. For example, use of the fonts marked with a (1) may not be used with Standalone Normalizer Application Software.
(2)	EFI agrees that it will reproduce (or have reproduced) and distribute the Font Program for the Wingdings® Typeface (the “Wingdings Font Program”) only in the Adobe Compact Font Format (CFF) or TrueType format and either (i) embedded in ROM or on a hard disk that is bundled with an EFI Product or End User Product, or (ii) as part of any other Adobe provided host-based component of an End User Product. In the event that the Wingdings Font Program is provided to EFI in CFF, EFI shall treat the fact as Confidential Information in accordance with Paragraph 4 of EXHIBIT K-1 (“Secure Procedures for Handling Adobe Support Information”)) and shall not disclose such fact to its distributors, resellers or End Users, provided however that EFI may disclose or advertise that the Wingdings Font Program is in a compressed format, where applicable.

EXHIBIT C-2

FONT PROGRAMS FOR JAPANESE TYPEFACES

(a) Morisawa Japanese Typefaces.

Adobe will provide the Adobe Standard Japanese Character Set which includes JIS, Shift-JIS, and EUC encodings of the JIS X 0208-1983 and JIS X 0208-1990 Level 1 and Level 2 characters plus other characters and encodings as defined in Adobe’s Technical Note #5078 (Adobe-Japan1-2 Character Collection for CID-Keyed Fonts), dated October 4, 1994, for the Font Programs for Japanese Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific. Special character set or encodings are not provided.

Identifying Trademark		Character Collection	Trademark Owner
1.	Ryumin Light	Adobe-Japan1-2	Morisawa & Company, Ltd.
2.	Gothic Medium BBB	Adobe-Japan1-2	Morisawa & Company, Ltd.
3.	FutoGoB101-Bold	Adobe-Japan1-2	Morisawa & Company, Ltd.
4.	FutoMinA101-Bold1	Adobe-Japan1-2	Morisawa & Company, Ltd.
5.	Jun101-Light	Adobe-Japan1-2	Morisawa & Company, Ltd.
6.	MidashiGo-MB31	Adobe-Japan1-2	Morisawa & Company, Ltd.
7.	MidashiMin-MA31	Adobe-Japan1-2	Morisawa & Company, Ltd.
8.	ShinGo-Bold	Adobe-Japan1-2	Morisawa & Company, Ltd.
9.	ShinGo-Light	Adobe-Japan1-2	Morisawa & Company, Ltd.
10.	ShinGo-Medium	Adobe-Japan1-2	Morisawa & Company, Ltd.
11.	ShinGo-Ultra	Adobe-Japan1-2	Morisawa & Company, Ltd.
12.	ShinseiKai	Adobe-Japan1-2	Morisawa & Company, Ltd.

Base 2 Morisawa Fonts are the first two fonts on this list.

Base 5 Morisawa Fonts are the first five fonts on this list.

EFI may not distribute or permit its Remarketer Customers to distribute additional Font Programs acquired from Adobe for Japanese Typefaces in an unbundled form for the purpose of upgrading an existing End User Product from one Japanese font configuration to another Japanese font configuration.

Media: The above Font Programs for Japanese Typefaces will be distributed to End Users on mutually agreeable distribution media and will be encrypted and copy-protected against unauthorized duplication in a manner to be specified by Adobe.

Upon written request from EFI, Adobe will provide the Macintosh compatible Bitmap Fonts for all of the Font Programs for Japanese Typefaces listed in this Paragraph (a) and EFI may distribute these Bitmap Fonts without additional charge provided that they are used only in conjunction with a Japanese Version of an EFI Product or End User Product.

(b) Heisei Japanese Typefaces: Adobe will provide the Adobe Standard Japanese Character Set which includes JIS, Shift-JIS, and EUC encodings of the JIS X 0208-1983 and JIS X 0208-1990 Level 1 and Level 2 characters plus other characters and encodings as defined in Adobe’s Technical Note #5078 (Adobe-Japan1-2 Character Collection for CID-Keyed Fonts), dated October 4, 1994, for the Font Programs for Japanese Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific. Special character set or encodings are not provided.

(c) Japanese Font Bundle Requirements.

If any Morisawa fonts are distributed by EFI, the Base 2 Fonts must be included in such distribution. If more than two Morisawa fonts are distributed by EFI, the Base 5 Fonts must be included in such distribution.

Identifying Trademark		Character Collection	Trademark Owner
1.	HeiseiMin-W3	Adobe-Japan1-2	Japan Standards Association Font Design Center
2.	HeiseiKakuGo-W5	Adobe-Japan1-2	Japan Standards Association Font Design Center
3.	HeiseiMin-W5	Adobe-Japan1-1	Japan Standards Association Font Design Center
4.	HeiseiMin-W7	Adobe-Japan1-1	Japan Standards Association Font Design Center
5.	HeiseiMin-W9	Adobe-Japan1-1	Japan Standards Association Font Design Center
6.	HeiseiMaruGo-W4	Adobe-Japan1-1	Japan Standards Association Font Design Center
7.	HeiseiKakuGo-W3	Adobe-Japan1-1	Japan Standards Association Font Design Center
8.	HeiseiKakuGo-W7	Adobe-Japan1-1	Japan Standards Association Font Design Center
9.	HeiseiKakuGo-W9	Adobe-Japan1-1	Japan Standards Association Font Design Center
10.	HeiseiMin-W3H	Adobe-Japan2-0	Japan Standards Association Font Design Center

Base 2 Heisei Fonts are the first two fonts on this list.

EFI shall include and shall require that its Remarketer Customers include the following notice in documentation and materials accompanying any product that refers to the Font Programs for Japanese Typefaces in Paragraph (b) (“Heisei Japanese Typefaces”) above:

The Heisei Fonts (list the applicable fonts by name) have been licensed for use from the Japan Standards Association Font Design Center. Unauthorized reproduction as a font is prohibited.

If EFI and its Remarketer Customers are not members of the Japan Standards Association Font Design Center Adobe is required to notify the Font Design Center of a license grant to EFI and its Remarketer Customers prior to distribution of the Heisei Japanese Typefaces with an End User Product. EFI consents to such notification and shall obtain such consent from its Remarketer Customers. EFI Shall notify Adobe in its certification request of its intention to distribute Heisei Fonts as part of an End User Product.

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	1

EXHIBIT C-3

FONT PROGRAMS FOR CHINESE TYPEFACES

FONT PROGRAMS FOR CHINESE TYPEFACES. The following Font Programs shall be made available to EFI for bundling with EFI Products for use with End User Products. The distribution of such Font Programs is subject to delivery by Adobe of a Certification Letter for the applicable EFI Product and End User Product containing such Font Programs and payment of royalties as set forth in Paragraph II.C of EXHIBIT L (“Royalties”)

(a) Simplified Chinese Typefaces: Adobe will provide the Adobe Standard Simplified Chinese Character Set for the Simplified Chinese Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific. Special character set or encodings are not provided.

Identifying Trademark		Character Collection	Trademark Owner
1.	Adobe Song-Light	Adobe-GB1-1	Adobe

Distributed inclusively as a set.

(b) Traditional Chinese Typefaces: Adobe will provide the Adobe Standard Simplified Chinese Character Set for the Traditional Chinese Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific. Special character set or encodings are not provided.

Identifying Trademark		Trademark Owner
1.	Adobe-Ming	Adobe

Distributed inclusively as a set.

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	2

EXHIBIT C-4

FONT PROGRAMS FOR KOREAN TYPEFACES

FONT PROGRAMS FOR KOREAN TYPEFACES. The following Font Programs shall be made available to EFI for bundling with EFI Products for use with End User Products. The distribution of such Font Programs is subject to delivery by Adobe of a Certification Letter for the applicable EFI Product and End User Product containing such Font Programs and payment of royalties as set forth in Paragraph II.D of EXHIBIT L (“Royalties”)

(a) HanYang Korean Typefaces: Adobe will provide the Adobe Standard Korean Character Set for the Korean Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific. Special character set or encodings are not provided.

Identifying Trademark		Character Collection	Trademark Owner
1.	Adobe MyungJo-Medium	Adobe-Korea 1-1	Adobe

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	3

EXHIBIT D-1

Form of Certification Request and Approval

[*]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	4

EXHIBIT D-2

Form of Product Certification Checklist

[*]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	5

EXHIBIT E

INTENTIONALLY OMITTED

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	6

EXHIBIT F

ADOBE DELIVERABLES APPENDIX NO. 1

TO THE

OEM DISTRIBUTION AND

LICENSE AGREEMENT

BETWEEN

ADOBE SYSTEMS INCORPORATED

AND

ELECTRONICS FOR IMAGING, INC.

This Adobe Deliverables Appendix sets forth additional and different terms and conditions particular to the PostScript Software and other Adobe Support Information described below. Such different or additional terms are applicable only to the PostScript Software and other Adobe Support Information described below. All the terms used in this Appendix shall retain the same meaning as defined in the Agreement.

This Deliverables Appendix No. 1 sets forth the Adobe Deliverables that have been provided to EFI by Adobe prior to the Effective Date.

A. POSTSCRIPT SOFTWARE DELIVERABLES. Adobe is supplying the PostScript Software in source and/or object code form as well as other Adobe Support Information as identified below and in Schedule A attached hereto. The PostScript Software supplied to EFI hereunder when compiled and linked together will execute on the development environment specified herein (“Development Environment”). The PostScript Software and other Adobe Support Information is provided to EFI for use in developing EFI Products for distribution as part of End User Products. The actual configuration of an EFI Product will be described in an applicable Certification Letter or in Exhibit N to the Agreement.

1.	PostScript Software. Adobe has supplied to EFI the PostScript Software on a Reference Port basis as described in the applicable section of Schedule A. The Core Source modules delivered to EFI are known as “Devpattern” and “Framemarker.”

2.	Other Adobe Software

Source Code - None

Object Code

•	In-RIP Trapping Software

•	Normalizer 5.04 and 6.0

•	PDF Libraries 5.05 and 6.0

•	PDF Trapper 1.5

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	7

3.	Host Software.

Source Code - None

Object Code

•	Adobe Font Downloader

•	Adobe Driver Software

•	Acrobat Reader

•	Adobe Type Manager

•	Bitmap Fonts for use in conjunction with the Font Programs identified in Paragraph A4 (“Font Programs”) below.

4.	Font Programs.

Roman Fonts as identified in EXHIBIT C-1 (“Extended Roman Font Program Set”) of the Agreement.

Non-Roman Font Programs as identified in EXHIBIT C-2 (“Font Programs for Japanese Typefaces”), EXHIBIT C-3 (“Font Programs for Chinese Typefaces”) and EXHIBIT C-4 (“Font Programs for Korean Typefaces”) of the Agreement.

5.	Adobe Certification Test Suite.

6.	Software Development Tools and Utilities.

•	CRD Maker to generate color rendering dictionaries

•	PPD Tool to generate and test PPD Files

•	EFI Plug-In Kit to allow EFI to customize the Adobe Driver Software

•	EFI Localization Kit to allow EFI to localize the Adobe Driver Software

•	PSCRYPT utility for eexec code encryption

•	PostScript soft display executable

7.	Development Documentation.

•	Interface definition files

•	Technical documentation

•	Training materials

8.	Development Support. Approximately forty (40) hours of development support (per Development Site) per year, as specified in EXHIBIT G (“Maintenance”) of the Agreement.

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	8

B.	SCHEDULE.

(1) EFI signs and returns an Adobe Deliverables Appendix and Adobe executes.	ASAP

(2) Adobe provides EFI with the Adobe Information described herein.	ASAP after step (l)

(3) Acceptance of the Adobe Deliverables	60 days in accordance with Paragraph 4.1 (“Adobe Deliverables”)

C.	FEES.

Reference Port License Fee per Development Site identified below	[*]

Maintenance fee per Development Site Reference through December 31, 2000	[*]

Maintenance fees for subsequent years.	[*]

D.	DEVELOPMENT SITES.

Address: Electronics for Imaging, Inc.

303 Velocity Way

Foster City, CA 94404

Phone/ Fax: (650-357-3750) (650-357-3907)

Address: Electronics for Imaging, Inc.

1340 Corporate Center Curve

Eagan, MN 55121

(651) 365-5200

Add EFI “Best”

Address info unknown

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	9

E.	TECHNICAL COORDINATORS.

For Adobe:	For EFI:
[*]	[*]

IN WITNESS WHEREOF, Adobe and EFI have caused this Adobe Deliverables Appendix to the Agreement to be executed by their duly authorized representatives.

ADOBE SYSTEMS INCORPORATED	ELECTRONICS FOR IMAGING, INC.

By:	By:

Print Name:	Print Name:

Title:	Title:

Date:	Date:

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	10

SCHEDULE A

1. Reference Port No. 1:

Adobe has previously delivered to EFI PostScript 3 software version 3015 based on Adobe’s standard Camelot Reference Port that will execute on the following development environment: an Intel workstation containing a Pentium processor running with Microsoft Windows/NT OS Version 4.0, LINUX and Apple OSX. The compiler used by Adobe to compile the PostScript Software is as follows: Visual C ++ V 6.0 for 3015.102-2 (subject to change from time to time at Adobe’s discretion).

PostScript Software

Source Code

•	Interface and data definitions to the PostScript Software provided in object form

•	Camelot product code based on the PostScript Software provided in object form

•	Additional interfaces to device-specific system components

•	Adobe Extreme Normalizer product sources

•	Adobe Extreme printer job ticket processors header files

Object Code

•	Adobe PostScript Interpreter

•	Compression routines to support Fast Image

•	Initial PostScript VM

•	Low-level graphics rendering system

•	Memory management support
•	Open architecture support for additional PDLs

•	Output device manager for system and PDL-specific parameters

•	Adobe Extreme Normalizer

•	Adobe Extreme job ticket parser and player

•	Adobe Extreme read PDF routines

•	Job control component, including the Adobe IntelliSelect

•	Software and I/O serializer

•	Adobe PDM printing libraries

2. Reference Port No. 2 :

Adobe has previously delivered to EFI PostScript 3 software version 3010 based on Adobe’s standard Camelot Reference Port that will execute on the following Deliverables Environment: an SGI workstation containing a MIPS 4000 or MIPS R5000 family processor running with the IRIX OS Version 6.2. The compiler used by Adobe to compile the PostScript Software is as follows: IRIX 6.2 bundled compiler (subject to change from time to time at Adobe’s discretion).

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	11

PostScript Software

Source Code

•	Interface and data definitions to the PostScript Software provided in object form.

•	Camelot product code based on the PostScript Software provided in object form.

•	Additional interfaces to device-specific system components

•	Adobe Extreme Normalizer product sources

•	Adobe Extreme printer job ticket processors header file

Object Code

•	Adobe PostScript Interpreter

•	Compression routines to support Fast Image

•	Initial PostScript VM

•	Low-level graphics rendering system

•	Memory management support

•	Open architecture support for additional PDLs

•	Output device manager for system and PDL-specific parameters

•	Adobe Extreme Normalizer

•	Adobe Extreme job ticket parser and player

•	Adobe Extreme read PDF routines

•	Job control component, including the Adobe IntelliSelect Software and l/O serializer

•	Adobe PDM printing libraries

3. Reference Port No. 3 :

Adobe has previously delivered PostScript 3 software version 3010 based on Adobe’s standard Camelot Reference Port that will execute on the following Development Environment: a Digital workstation containing an Alpha 21164A processor running with the Digital UNIX OS Version 4.0. The compiler used by Adobe to compile the PostScript Software is as follows: DEC C V5.6-071 (subject to change from time to time atAdobe’s discretion).

PostScript Software

Source Code

•	Interface and data definitions to the PostScript Software provided in object form

•	Camelot product code based on the PostScript Software provided in object form

•	Additional interfaces to device-specific system components

•	Adobe Extreme Normalizer product sources

•	Adobe Extreme printer job ticket processors header files

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	12

Object Code

•	Adobe PostScript Interpreter

•	Initial PostScript VM

•	Low-level graphics rendering system

•	Compression routines to support Fast Image

•	Memory management support

•	Open architecture support for additional PDLs

•	Output device manager for system and PDL-specific parameters

•	Job control component, including the Adobe IntelliSelect Software and I/O serializer.

•	Adobe Extreme Normalizer

•	Adobe Extreme job ticket parser and player

•	Adobe Extreme read PDF routines

•	Adobe PDM printing libraries

4. Reference Port No. 4:

Adobe has previously delivered PostScript 3 software version 3010.106 based on Adobe’s standard Camelot Reference Port that will execute on the following Development Environment: a Macintosh workstation containing a Power PC processor running with Macintosh, OS Version 8.5. The compiler used by Adobe to compile the PostScript Software is as follows: Metrowerks Code Warrior Professional Release No. 1 (subject to change from time to time at Adobe’s discretion).

PostScript Software

Source Code

•	Interface and data definitions to the PostScript Software provided in object form

•	Demonstration program that illustrates how to integrate the Adobe PostScript Interpreter software into an application program.

Object Code

•	Adobe PostScript Interpreter

•	Initial PostScript VM

•	Low-level graphics rendering system

•	Memory management support

•	Output device manager for system and PDL-specific Parameters

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	13

5. Reference Port No. 5 :

Adobe has previously delivered PostScript 3 software version 3010.104 based on Adobe’s standard Camelot Reference Port that will execute on the following Development Environment: an Intel workstation containing a Pentium processor with the LINUX OS Version 2.0. The compiler used by Adobe to compile the PostScript Software is an follows: LINUX Bundled GNU C Complier 2.0 (subject to change from time to time at Adobe’s discretion).

PostScript Software

Source Code

•	Interface and data definitions to the PostScript Software provided in object form

•	Demonstration program that demonstrates how to integrate the Adobe PostScript Interpreter software into an application program.

Object Code

•	Adobe PostScript Interpreter

•	Initial PostScript VM.

•	Low-level graphics rendering system

•	Memory management support

•	Output device manager for system and PDL-specific parameters

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	14

EXHIBIT G

MAINTENANCE

1. MAINTENANCE. The Maintenance services offered by Adobe with respect to the Adobe Deliverables vary according to whether such deliverables are (a) the Reference Port (“Category A Deliverables”), (b) supported software other than the Reference Port (“Category B Deliverables”), or (c) unsupported software (“Support Category C”).

(a) Category A Deliverables. EFI shall purchase Maintenance for the applicable Reference Port specified in each Adobe Deliverables Appendix (on a per Development Site basis) and pay the applicable annual fee, if required in accordance with Section 8.1 (“License and Maintenance Fees”). In exchange, Adobe shall provide EFI with Maintenance for such Reference Port commencing upon the expiration of the Warranty Period for the PostScript Software, as set forth in Section 9.1 (“Software Warranties”) of the Agreement. “Maintenance” for Category A Deliverables means (a) the delivery of Updates for that particular Reference Port; (b) the Error resolution services described in Paragraph 2 (“Description of Error Resolution Services Provided by Adobe”) below for the current major version of the Reference Port and the immediately preceding major version (e.g., 3010 or 3011); and (c) development support (technical assistance via a support website regarding EFI’s use of the Reference Port for development of EFI Products and End User Products) in the amount specified in an Adobe Deliverables Appendix.

(b) Category B Deliverables. Category B Deliverables consist of the Certification Test Suite, tools and utilities, PDF Library, Normalizer, Host PDF Printing Library, and PDF Trapping Library. EFI shall purchase Maintenance for the Category B Deliverables (to the extent that Maintenance continues to be offered for such Adobe Deliverables) specified in each Adobe Deliverables Appendix (on a per Development Site basis) and pay the applicable annual fee, if required in accordance with Section 8.1 (“License and Maintenance Fees”). In exchange, Adobe shall provide EFI with Maintenance for the Category B Deliverables commencing upon the expiration of the Warranty Period for such deliverables, as set forth in Section 9.1 (“Software Warranties”) of the Agreement. Maintenance for Category B Deliverables means that EFI will receive Updates of such deliverables that are made generally available to other licensees. Adobe will provide EFI reasonable notice of any discontinuance of Maintenance for Category B Deliverables.

(c) Category C Deliverables. Category C Deliverables are provided “AS IS”, but Adobe may provide Updates in its sole discretion. Category C Deliverables include Fonts, software development tools and utilities, documentation, drivers and associated tools, Adobe font downloader, ATM, Adobe Reader and Revised Objects.

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2. DESCRIPTION OF ERROR RESOLUTION SERVICES PROVIDED BY ADOBE.

2.1 Error Reports. EFI shall identify for Adobe, via a support website, any Errors. An “Error” is a defect in an Adobe Deliverable which causes the Adobe Deliverable, when compiled and running in the development environment specified in an Adobe Deliverables Appendix, not to operate substantially in accordance with the PostScript Language Specification (if a Category A Deliverable) or other applicable documentation (if not a Category A Deliverable). Prior to contacting Adobe, EFI must reproduce all Errors. EFI will report the results of such testing in detail to Adobe.

2.2 Classification of Errors. EFI will use its reasonable business judgment to classify Errors in accordance with the classifications set forth below prior to submission to Adobe.

2.2.1 Level 4 Severity. A Level 4 Error causes the Adobe Deliverable to fail to operate in a material manner or to produce substantially incorrect results, and there is no workaround solution to the Error.

2.2.2 Level 3 Severity. A Level 3 Error causes the Adobe Deliverable to fail to operate in a material manner or to produce substantially incorrect results, and there is a difficult workaround or no workaround solution to the Error. Errors which are not demonstrable with a PostScript software-supporting application or driver (i.e., are reproducible only with hand-generated PostScript software) are generally classified as Level 3 and not Level 4 Severity Errors.

2.2.3 Level 2 Severity. A Level 2 Error produces an inconvenient situation in which the Adobe Deliverable is usable but does not provide a function in the most convenient or expeditious manner; and the use or value of the Adobe Deliverable suffers no significant impact.

2.2.4 Level 1 Severity. A Level 1 Error is minor or cosmetic in nature.

2.2.5 Level 0 Severity. This level will be used for new features in an Adobe Deliverable requested by EFI.

3. ADOBE’S RESPONSE TO ERROR REPORTS.

(a) Category A Deliverables. For Category A Deliverables, Adobe shall acknowledge receipt of an Error report within two (2) business days on the support website. Adobe’s response may consist of, without limitation, a request for more information, provision of a Resolution, or confirmation of an Error. If, in Adobe’s judgment, an Error report correctly identifies a Level 3 or 4 Severity Error, Adobe shall use reasonable commercial efforts to confirm to EFI that the reported Error can or cannot be reproduced by Adobe, and may, in its reasonable discretion, provide a Resolution to such Error in an Update that is made generally available to licensees of Adobe Deliverables or take such other corrective action as Adobe deems appropriate (which may include non-commercially available Error corrections). Notwithstanding the foregoing, Adobe acknowledges that prompt correction of the Error will

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be seriously evaluated as the preferred corrective action. Adobe will not be obligated to respond to any Level 0, 1 or 2 Severity Error, but such Errors shall be considered as candidates for inclusion in a future update or major version, at Adobe’s sole discretion. In order to verify the existence of an Error for which Adobe is responsible, EFI shall demonstrate to Adobe’s reasonable satisfaction that the Error occurs in the Adobe Deliverable when executing in a mutually agreed upon development environment. Adobe will have no obligation to provide such maintenance if (a) the Error cannot be verified in an agreed upon development environment, (b) EFI is unable to supply Adobe with a reasonable development environment on which to conduct the testing, (c) the Error only manifests itself in a Customized Version (as defined in Section 4.3 (“Maintenance”) of the Adobe Deliverable, or (d) the Adobe Deliverable has been modified by any party other than Adobe.

(b) Category B Deliverables. Errors in the Category B Deliverables identified by EFI will be evaluated by Adobe and considered for correction in the next release of such deliverables made generally available by Adobe.

(c) Category C Deliverables. Adobe does not provide Error resolution services for Category C Deliverables.

4. SERVICES OUTSIDE THE SCOPE OF MAINTENANCE. The following services are not included in the Maintenance services: (a) Maintenance for products other than Adobe Deliverables licensed to EFI hereunder; (b) Maintenance for the portions of the Adobe Deliverables that are affected by modifications that have been made by EFI; (c) any Error that resulted from a modification by anyone other than Adobe; (d) Maintenance for other than the current version of the Adobe Deliverables and the immediately prior version; (e) Errors which have not been reproduced by EFI prior to reporting of the Error to Adobe; (f) Errors that Adobe is not able to reproduce using commercially reasonable efforts; (g) Maintenance which becomes necessary due to: 1) failure of, or changes to, hardware or software not supplied by Adobe under a Deliverables Appendix; or 2) catastrophe, negligence of EFI, operator error, improper use of hardware or software or attempted maintenance by unauthorized persons; and (h) on-site service, unless mutually agreed to and subject to Adobe’s then-current on-site service fees. Notwithstanding subsection (d) above, Adobe will provide Maintenance services for versions of Reference Ports that are older than specified in subsection (d). If such services require substantial engineering efforts on the part of Adobe, a mutually negotiated fee may be imposed. In addition, EFI may make requests for Maintenance services that are excluded for the reasons provided above. Adobe shall consider such requests in good faith and discuss with EFI associated costs, impact on other deliverables and related issues.

Furthermore, in the event that EFI requests Maintenance services for versions of other Adobe Software that are older than the current version of the Other Adobe Software, as a result of defects, bugs or errors attributable to Other Adobe Software Adobe shall have the option to either (i) provide Maintenance services to correct such defects, bugs or errors or (ii) if an upgraded version of the Other Adobe Software corrects such defects, bugs or errors, Adobe shall grant EFI a reasonable number of free upgrades per year per Other Adobe Software application sufficient to correct the issue with EFI’s customers.

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5. EFI RESPONSIBILITIES

(a) EFI shall be responsible for distributing, at EFI’s expense, any applicable Updates to EFI customers in accordance with the terms and conditions of the Agreement.

(b) EFI and Adobe agree that all versions of the Adobe Deliverables (including Updates and Resolutions) provided by Adobe are subject to all the terms and conditions of the Agreement.

(c) EFI shall fully cooperate with Adobe in Adobe’s efforts to provide Maintenance hereunder

6. MAINTENANCE FEES. Subject to the provisions of Section 8.1 (“License and Maintenance Fees”) of this Agreement, EFI shall pay to Adobe Maintenance Fees in the amount equal to Adobe’s then current standard fees for such services, to be charged on each Adobe Deliverable and each Development Site.

7. SPECIAL SERVICES. EFI may request that Adobe perform special support services not covered herein. Adobe shall negotiate in good faith with EFI with respect to any such request for special support services and Adobe shall use reasonable commercial efforts to accommodate any such request by EFI at Adobe’s then current prices and upon terms and conditions to be mutually agreed upon by the parties.

8. ANNUAL FEES. If EFI is required to pay annual maintenance fees pursuant to Section 8.1(“License and Maintenance Fees”) or Exhibit A (“Licensing Categories and Terms”), such fees shall be as follows:

PostScript:

[*] per year for the first Reference Port

[*] per year for each additional Reference Port

PDFL

[*] per year for the use stated in Section 7(a)(vi)(b). Additional uses may require additional license fees.

Normalizer

[*] per year per Platform*

PDF Trapper

[*] per year per Platform

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
*	Platform is defined as an industry standard operating system, such as Windows, Mac OS or UNIX.

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EXHIBIT H

EFI END USER AGREEMENT

SOFTWARE LICENSE AGREEMENT

PLEASE READ THIS SOFTWARE LICENSE AGREEMENT (“LICENSE AGREEMENT”) CAREFULLY. THIS LICENSE AGREEMENT IS A LEGAL AGREEMENT BETWEEN YOU AND ELECTRONICS FOR IMAGING, INC. (“EFI”) REGARDING THE EFI SOFTWARE (“SOFTWARE”). BY INSTALLING, COPYING OR OTHERWISE USING THE SOFTWARE, YOU AGREE TO BE BOUND BY THIS LICENSE AGREEMENT. IF YOU DO NOT AGREE, DO NOT INSTALL, COPY, OR OTHERWISE USE THE SOFTWARE AND YOU MAY RETURN THE UNUSED SOFTWARE, WITH PROOF OF PAYMENT, FOR A FULL REFUND TO THE PLACE OF PURCHASE WITHIN THIRTY (30) DAYS OF THE PURCHASE DATE.

License

EFI grants you a limited, non-exclusive license to use the Software solely in accordance with the terms and conditions of this License Agreement, solely as specified in the EFI product documentation, and solely with the product(s) specified in the EFI product documentation (“Product(s)”).

The term “Software” as used in this License Agreement shall mean the EFI software (including software provided by third party suppliers) and all documentation, downloads, on-line materials, bug fixes, patches, releases, release notes, updates, upgrades, technical support materials, and information regarding the EFI software. The terms and conditions of this License Agreement shall apply to and govern your use of all such items; however EFI may provide other written terms with an update, release or upgrade.

The Software is licensed, not sold. You may use the Software solely for the purposes described in the EFI product documentation. You may not rent, lease, sublicense, lend, or otherwise distribute the Software or use the Software in any time sharing, service bureau, or similar arrangement.

You may not make or have made, or permit to be made, any copies of the Software or portions thereof, except one (1) backup or archive copy for the purposes permitted in this License Agreement; provided, however, that under no circumstances may you make or have made, or permit to be made, any copies of any portion of the Software that is included on any portion of the controller board or hardware of a product. Any copies of the Software that you are permitted to make pursuant to this Agreement must contain the same copyright and other proprietary notices that appear on or in the Software. You agree not to localize, translate, disassemble, decompile, decrypt, reverse engineer, discover the source code of, modify, create derivative works of, or in any way change any part of the Software.

Intellectual Property Rights

You acknowledge and agree that all rights, title, and interest, including all intellectual property rights, in and relating to the Software, all EFI Products, and all copies, modifications, and derivative works thereof, are solely owned by and shall remain with EFI and its suppliers. Except for the express limited license granted in this License Agreement, no right or license of any kind is granted. You receive no rights or license under any patents, copyrights, trade secrets, trademarks (whether registered or unregistered), or other intellectual property. You agree not to adopt, register, or attempt to register any EFI trademark or trade name or any confusingly similar mark, URL, internet domain name, or symbol as your own name or the name of your affiliates or products, and agree not to take any other action which impairs or reduces the trademark rights of EFI or its suppliers.

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Confidentiality

The Software is confidential, proprietary information of EFI and its suppliers and you may not distribute or disclose the Software. You may, however, permanently transfer all of your rights under this License Agreement to another person or legal entity provided that: (1) such a transfer is authorized under all applicable export laws and regulations, including the laws and regulations of the United States, including the United States Export Administration Regulations; (2) you transfer to the person or entity all of the Software (including all copies, updates, upgrades, media, printed documentation, and this License Agreement); (3) you retain no copies of the Software, including no backup, archival, or other copies, however stored; and (4) the recipient agrees to all of the terms and conditions of this License Agreement.

Termination

Unauthorized use, copying, or disclosure of the Software, or any breach of this License Agreement will result in automatic termination of this license and will make available to EFI other legal remedies. In the event of termination, you must destroy all copies of the Software and all component parts thereof. All provisions of this License Agreement relating to confidentiality of the Software, disclaimers of warranties, limitation of liability, remedies, damages, governing law, jurisdiction, venue, EFI’s intellectual property rights and Adobe Software shall survive any termination of this license.

Limited Warranty and Disclaimer

EFI warrants that the Software, if used as specified in the EFI product documentation, will perform substantially in accordance with the EFI product documentation for a period of ninety (90) days from the date of receipt. EFI makes no warranty or representation that the Software will meet your specific requirements, that the operation of the Software will be uninterrupted, secure, fault-tolerant, or error free, or that all defects in the Software will be corrected. EFI makes no warranty, implied or otherwise, regarding the performance or reliability of any other Products or services or any third party products (software or hardware) or services. THE INSTALLATION OF ANY THIRD PARTY PRODUCTS OTHER THAN AS AUTHORIZED BY EFI WILL VOID THIS WARRANTY. USE, MODIFICATION, AND/OR REPAIR OF THE SOFTWARE OR AN EFI PRODUCT OTHER THAN AS AUTHORIZED BY EFI WILL VOID THIS WARRANTY. FURTHER, THIS LIMITED WARRANTY IS VOID IF A PROBLEM WITH THE SOFTWARE ARISES FROM ACCIDENT, ABUSE, MISAPPLICATION, ABNORMAL USE, VIRUS, WORM, OR SIMILAR CIRCUMSTANCE. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EXCEPT FOR THE EXPRESS LIMITED WARRANTY SET FORTH ABOVE (“LIMITED WARRANTY”), EFI MAKES AND YOU RECEIVE NO REPRESENTATIONS OR WARRANTIES RELATING TO THE SOFTWARE, ANY PRODUCT AND/OR ANY SERVICES, WHETHER EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF THIS AGREEMENT OR ANY OTHER COMMUNICATION. EFI AND ITS SUPPLIERS SPECIFICALLY DISCLAIM ALL IMPLIED WARRANTIES, REPRESENTATIONS, AND CONDITIONS, INCLUDING THOSE OF SECURITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT OF THIRD PARTY RIGHTS. THERE IS NO WARRANTY OR REPRESENTATION THAT THE OPERATION OF THE SOFTWARE AND/OR ANY

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PRODUCT WILL BE UNINTERRUPTED, FAULT-TOLERANT, SECURE, OR ERROR-FREE. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, YOUR SOLE AND EXCLUSIVE REMEDY, AND THE ENTIRE LIABILITY OF EFI AND ITS SUPPLIERS, RELATING TO ANY AND ALL SOFTWARE, PRODUCTS, SERVICES, AND/OR APPLICABLE WARRANTIES SHALL BE, AT EFI’S OPTION, (1) TO REPAIR OR REPLACE THE SOFTWARE THAT DOES NOT MEET THE LIMITED WARRANTY; OR (2) PROVIDE A REFUND OF THE PRICE PAID (IF ANY) FOR THE SOFTWARE THAT DOES NOT MEET THE LIMITED WARRANTY. EXCEPT AS PROVIDED IN THIS SECTION, EFI AND ITS SUPPLIERS SHALL PROVIDE NO REFUNDS, RETURNS, EXCHANGES, OR REPLACEMENTS.

Limitation of Liability

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, YOU AGREE THAT THE ENTIRE LIABILITY OF EFI AND ITS SUPPLIERS FOR ALL CLAIMS RELATED TO ANY SOFTWARE, PRODUCT, SERVICES, AND/OR THIS LICENSE AGREEMENT, REGARDLESS OF THE FORM OF ACTION (WHETHER IN CONTRACT, TORT, UNDER STATUTE, OR OTHERWISE), SHALL BE LIMITED TO THE AMOUNT PAID BY YOU, IF ANY, FOR THE EFI SOFTWARE. YOU AGREE THAT SUCH AMOUNT IS SUFFICIENT TO SATISFY THE ESSENTIAL PURPOSE OF THIS LICENSE AGREEMENT AND THAT SUCH A LIABILITY IS A FAIR AND REASONABLE ESTIMATE OF ANY LOSS AND DAMAGE LIKELY TO BE SUFFERED IN THE EVENT OF ANY WRONGFUL ACT OR OMISSION BY EFI AND/OR ITS SUPPLIERS. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL EFI AND ITS SUPPLIERS BE LIABLE FOR COST OF PROCUREMENT OF SUBSTITUTE SOFTWARE, PRODUCTS OR SERVICES, LOST PROFITS OR DATA, THIRD PARTY CLAIMS, OR ANY SPECIAL, INDIRECT, RELIANCE, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, OR INCIDENTAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, RELATED TO ANY SOFTWARE, PRODUCT, SERVICES AND/ OR THIS LICENSE AGREEMENT. THIS LIMITATION SHALL APPLY EVEN IF EFI AND ITS SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. YOU AGREE THAT THE PRICE OF THE EFI SOFTWARE REFLECTS THIS ALLOCATION OF RISK. YOU ACKNOWLEDGE AND AGREE THAT THE FOREGOING LIMITATIONS OF LIABILITY AND DISCLAIMERS FORM AN ESSENTIAL ELEMENT OF THIS LICENSE AGREEMENT, WITHOUT WHICH EFI WOULD NOT HAVE LICENSED THE EFI SOFTWARE TO YOU. BECAUSE SOME JURISDICTIONS DO NOT ALLOW SOME OR ALL OF THE EXCLUSIONS AND/OR LIMITATIONS OF LIABILITY HEREIN, SOME OR ALL OF THE ABOVE EXCLUSIONS AND LIMITATIONS MAY NOT APPLY TO YOU.

Export Restrictions

The Software and EFI Products are subject to the export laws and regulations of the United States, including the United States Export Administration Regulations. The license granted to you herein is conditioned upon your compliance with all applicable export laws and regulations, including the export laws and regulations of the United States. You represent and agree that you will not use, disclose, distribute, transfer, export, or re-export any portion of the Software or any EFI Product in any form in violation of any applicable export laws and regulations, including the export laws and regulations of the United States.

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Adobe Software

The Software may contain the following Adobe Systems Incorporated (“Adobe”) materials: (a) software included as part of the printing system, including PostScript® software, Font Programs (digitally-encoded machine-readable outline data encoded in special format and in encrypted form used to produce various typefaces) and other Adobe software (collectively, “Printing Software”), and (b) other software which runs on a computer system for use in conjunction with the Printing Software (“Host Software”). The following terms are applicable to the materials provided by Adobe:

1. Printing Software. You may use the Printing Software (in object code form only) (i) on a single output device that contains an embedded controller; OR (ii) for Printing Software residing on a host computer, on up to the authorized number of central processing units (“CPUs”) for which you are licensed, for imaging to the licensed output device(s), solely for your own internal business purposes. You may not change the name of any driver software file or driver software icon without consent of EFI. You may use Roman character Font Programs and Adobe Type Manager® to reproduce weights, styles, and versions of letters, numerals, characters and symbols (“Typefaces”) on up to five (5) computers for use with the Printing Software.

2. Host Software. You may install the Host Software in a single location on a hard disk or other storage device on one (or the authorized number of) computer(s) for which you are licensed (“Permitted No. of Computers”), and, provided that the Host Software is configured for network use, install and use the Host Software on a single file server for use on a single local area network for either (but not both) of the following purposes: (i) permanent installation onto a hard disk or other storage device on the Permitted No. of Computers; or (ii) use of the Host Software over such network, provided the use of the Host Software does not exceed the Permitted No. of Computers. You may make one backup copy of the Host Software (which shall not be installed or used).

You are hereby notified that Adobe Systems Incorporated, a Delaware corporation located at 345 Park Avenue, San Jose, CA 95110-2704 (“Adobe”) is a third-party beneficiary to this License Agreement to the extent that this License Agreement contains provisions which relate to your use of any software, font programs, typefaces, and/or trademarks licensed or supplied by Adobe. Such provisions are made expressly for the benefit of Adobe and are enforceable by Adobe in addition to EFI. ADOBE WILL HAVE NO LIABILITY WHATSOEVER TO YOU FOR ANY ADOBE SOFTWARE OR TECHNOLOGY LICENSED HEREUNDER.

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U.S. Government Restricted Rights

Use, duplication, or disclosure of the Software by the United States Government is subject to restrictions as set forth in FAR 12.212 or DFARS 227.7202-3 -227.7202-4 and, to the extent required under U.S. federal law, the minimum restricted rights as set out in FAR 52.227-14, Restricted Rights Notice (June 1987) Alternate III(g)(3) (June 1987) or FAR 52.227-19 (June 1987). To the extent any technical data is provided pursuant to the Agreement, such data is protected per FAR 12.211 and DFARS 227.7102-2 and to the extent explicitly required by the U.S. Government, is subject to limited rights as set out in DFARS 252.227.7015 (November 1995) and DFARS 252.227-7037 (September 1999). In the event that any of the above referenced agency regulations are modified or superseded, the subsequent equivalent regulation shall apply. The name of the Contractor is Electronics for Imaging, Inc.

Governing Law and Jurisdiction

The rights and obligations of the parties related to this License Agreement will be governed in all respects by the laws of the State of California exclusively, as such laws apply to contracts between California residents performed entirely within California. The United Nations Convention on Contracts for the International Sale of Goods and any other similar convention does not apply to this License Agreement. For all disputes related to the Software, Products, Services, and/or this License Agreement, you consent to the exclusive personal jurisdiction and venue of the state courts in San Mateo County, California and the federal court for the Northern District of California.

General

This Agreement is the entire agreement held between us and supersedes any other communications or advertising with respect to the Software, Products, Services, and any other subject matter covered by this License Agreement. If any provision of the License Agreement is held invalid, such provision shall be deemed modified to the extent necessary to be enforceable and the other provisions in this License Agreement shall continue in full force and effect.

If you have any questions, see the EFI web site at www.efi.com.

Electronics for Imaging, Inc.

303 Velocity Way

Foster City, CA 94404

USA

Copyright © 2004 Electronics for Imaging, Inc. All rights reserved.

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EXHIBIT I

USE OF ADOBE TRADEMARKS

1. OWNERSHIP OF TRADEMARKS. EFI acknowledges the ownership of the Adobe Trademarks listed herein in Adobe and Adobe’s representation as to the ownership of the Typeface Trademarks in the entities identified as “Trademark Owner” in EXHIBIT C-1 (“Extended Roman Font Program Set”), EXHIBIT C-2 (“Font Programs for Japanese Typefaces”), EXHIBIT C-3 (“Font Programs for Chinese Typefaces”) or EXHIBIT C-4 (“Font Programs for Korean Typefaces”) of the Agreement. Adobe and such Typeface Trademark owners are referred to as the “Trademark Owners”. EFI acknowledges that EFI’s use of the Trademarks will not create any right, title or interest in or to such Trademarks. EFI agrees that all goodwill from the use of the Trademarks by EFI shall inure to the benefit of the Trademark Owners. EFI acknowledges Trademark Owners’ exclusive right to use of the Trademarks and agrees not to do anything contesting or impairing the trademark rights of the Trademarks listed herein. Any use of the Trademarks must identify the applicable “Trademark Owner” as the owner of such Trademarks. EFI agrees to notify or require notification of sublicensees who receive Font Programs that (a) Typeface Trademarks can only be used to identify printed output produced by the Font Programs, and (b) the Typeface Trademarks are the property of the Trademark Owners.

2. QUALITY STANDARDS. Adobe hereby appoints EFI as its representative for the limited purpose of controlling the quality of the Revised Object, Font Programs, and Host Software used in EFI Products and End User Products and any other products or services EFI or its Remarketer Customers supply in connection with the use of the Trademarks. EFI agrees to identify its current Remarketer Customers upon request by Adobe. EFI agrees that (a) the nature and quality of the Revised Object, Font Programs, and Host Software used in EFI Products and End User Products and any other products or services it or its Remarketer Customers supply in connection with use of the Trademarks shall conform to the standards set by Adobe, and (b) it will cooperate with Adobe in facilitating Adobe’s monitoring and control of the nature and quality of such products and services. Such assistance shall include supplying Adobe, upon its request, with specimens of its or its Remarketer Customer’s use of the Trademarks and Font Programs, including supplying samples of reprinted documentation, translations, product packaging and promotional materials that use the Trademarks in conjunction with EFI’s or Remarketer Customer’s marketing of EFI Products and End User Products. Adobe may conduct an inspection of such specimens at facilities of its choosing including at EFI’s facilities to determine conformance with the standards. If requested, EFI shall assist Adobe in conducting such inspection and testing including, but not limited to, providing Adobe with applicable hardware if required. If Adobe determines that EFI or its Remarketer Customers fail to meet the Adobe quality standards, Adobe shall advise EFI in writing and EFI shall have sixty (60) days to improve the quality to the standard previously approved by Adobe, or to cease or require its Remarketer Customers to cease the use of all Trademarks. EFI shall comply with all applicable laws and regulations and obtain all appropriate government approvals pertaining to the use of the Trademarks and to the distribution and advertising of the Revised Object, Font Programs, Host Software, EFI Products and End User Products. In addition, EFI shall provide reasonable and timely assistance to Adobe to comply with the same.

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3. INFRINGEMENT PROCEEDINGS. EFI agrees to notify Adobe of any unauthorized or improper use of the Trademarks by other parties (including Subsidiaries or sublicensees) promptly as it comes to EFI’s attention. Adobe shall have the sole right and discretion to bring infringement or unfair competition proceedings involving the Trademarks. EFI shall provide reasonable assistance upon Adobe’s request and at Adobe’s cost to investigate and/or prosecute trademark violations on behalf of Adobe.

4. EFI’S USE OF TRADEMARKS. EFI agrees that it and its Remarketer Customers will (a) prominently and permanently include the Adobe Trademarks, including the Adobe PostScript logo, on all copies of the Revised Object, including the splash screen and media, and on any EFI Products and End User Products distributed to End Users which contains the Revised Object, (b) use the Adobe Trademarks, including the Adobe PostScript logo, in any advertising or printed materials concerning the Revised Object, including point-of-sale and channel materials, (c) use all applicable Trademarks on all copies, advertisements, brochures, manuals, packaging and other appropriate uses made in the promotion, sale or use of the Revised Object, Font Programs, Host Software, EFI Products and End User Products, and (d) include the Adobe PostScript logo and other associated Trademarks in conjunction with the display of EFI Products and End User Products at tradeshows. EFI or its Remarketer Customer (as applicable) shall make specific reference to the Adobe Trademarks applicable to the software components included in the Revised Object in any advertisement concerning an EFI Product or an End User Product which also contains specific names of other software products. All such uses shall be in accordance with Adobe’s then-current trademark manual available on the Adobe.com Web Site. Neither EFI nor its Remarketer Customers shall translate the Trademarks nor render or adapt a foreign language equivalent of the Trademarks.

5. TRADEMARK REGISTRATIONS. At Adobe’s reasonable request and expense, EFI, shall (a) promptly provide Adobe with any specimens, (b) execute all applications for trademark registrations, assignments, cancellations or other applicable documents, and (c) perform any other act reasonably necessary for any Trademark Owner to secure or maintain any and all trademark rights related to the Trademarks in any country in which EFI or its Remarketer Customers are marketing the Revised Object, Font Programs, and Host Software in association with a Trademark.

6. NO UNITARY OR COMPOSITE MARKS. EFI agrees that it will not use any other trademark or service mark in close proximity to any of the Adobe Trademarks or combine the marks so as to effectively create a unitary composite mark (e.g., which may potentially give the public a misimpression of the relationship between EFI, its licensees and Adobe) without the prior written approval of Adobe. The foregoing restriction shall be included in EFI’s agreements with its Remarketer Customers.

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EXHIBIT J

EFI PRODUCT TEST PROCEDURES

EFI shall test any Revised Object (including any previously-certified Revised Object subsequently modified by EFI) or proposed Designated Output Device for conformity with the Adobe Certification Test Suite in accordance with the following procedures, unless otherwise specified in an Adobe Deliverables Appendix.

1. TEST PLAN. Adobe shall provide EFI with a Certification Test Suite and may from time to time specify other testing procedures to be performed by EFI to meet Adobe’s certification criteria. If the EFI Product containing the Revised Object is designed to drive multiple Designated Output Devices with substantially similar functionality and features, Adobe may choose to identify a subset of these Designated Output Devices on which to perform testing for conformance with the acceptance criteria.

2. EFI TESTING. Prior to submission for certification, EFI shall test the End User Product for conformity with the Adobe Certification Test Suite in accordance with the test plan prepared by EFI and approved by Adobe. After successful completion of such testing, EFI shall provide Adobe with a comprehensive report of the test results and any other checklists or specification information requested by Adobe in the form of the attached Exhibit D-2 (“Form of Certification Request”). Based on such information, EFI shall create a product information checklist, a log of test results, all printer output and notes explaining the test results and any errors. If requested by Adobe, a pre-production release of the End User Product that generated the test results will be provided by EFI. EFI shall supply Adobe with a declaration signed by an authorized representative of EFI certifying to the effect that it has run the Adobe Certification Test Suite in accordance with the test plan supplied by Adobe and that the results provided to Adobe for its review are accurate and complete.

3. ADOBE CERTIFICATION. Adobe shall have fifteen (15) business days or such other period as specified in writing by Adobe, following EFI’s delivery of the test results to Adobe, to review EFI’s test results and determine whether the output from the End User Product (a) conforms to the applicable Adobe Certification Test Suite and any other tests or procedures specified in the test plan, and (b) produces output meeting Adobe’s quality standards, as reasonably determined by Adobe from time to time. After conducting such review, Adobe shall (1) certify the End User Product and deliver to EFI a Certification Letter in the form of Exhibit D-1 (“Form of Certification Letter”), or (2) not certify the product and deliver to EFI a report identifying why the test output fails to meet Adobe’s quality standards. EFI shall use reasonable efforts to promptly correct any nonconformity and resubmit the End User Product. This process shall continue until Adobe certifies the End User Product.

4. LOANED EQUIPMENT. Normally, Adobe will not conduct independent testing of an End User Product. However, in the event Adobe believes such independent testing is warranted, EFI shall make available to Adobe all necessary equipment reasonably requested by Adobe on a no cost basis and on terms to be mutually agreed upon by the parties.

5. AUDIT RIGHT. Adobe shall have the right, upon reasonable notice, to inspect and audit the quality assurance processes used by EFI.

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	26

EXHIBIT K-1

SECURE PROCEDURES FOR HANDLING ADOBE SUPPORT INFORMATION

1. AUTHORIZED EMPLOYEES AND CONTRACTORS. EFI agrees that it will not disclose any portion of the Adobe Support Information to third parties, with the exception of authorized employees (“Authorized Employees”) and authorized contractors (“Authorized Contractors”) (subject to EFI’s having obtained authorization for use of such contractors in accordance with Paragraph 2 (“Prior Approval of Contractors”) below) who (i) require access thereto for a purpose authorized by this Agreement, (ii) have signed an employee or contractor agreement in which such employee or contractor agrees to protect third party confidential information and (iii) have received a notice of confidentiality prior to access to Adobe Support Information. EFI employees or contractors fulfilling the immediately foregoing requirements shall be deemed ”Authorized Employees” or “Authorized Contractors” respectively.

EFI agrees that any breach of obligations under such confidentiality agreements by any Authorized Employee while employed by EFI or Authorized Contractor while under contract by EFI shall constitute a breach by EFI of this Agreement.

2. PRIOR APPROVAL OF CONTRACTORS. Notwithstanding the provisions in this Exhibit permitting Authorized Contractors to have access to Adobe Support Information, EFI may not permit a contractor to come into contact with Adobe Support Information, or engage in the development of EFI Products hereunder unless EFI has first obtained such authorization in writing from Adobe. Adobe, in its sole discretion, may withhold such approval in the event that a contractor (or contractor’s employer) to whom EFI intends to disclose Adobe Support Information is engaged in Clone Product development, either for its own benefit or for the benefit of a third party, or if Adobe believes that the contractor may be engaged in similar product development, and EFI cannot assure Adobe to its satisfaction that contractor, while engaged in supporting such development activities, will be able to refrain from commingling or sharing any portion of the Adobe Support Information with any such Clone Product development. Notwithstanding the foregoing, Adobe shall be deemed to have approved any contractor if it does not notify EFI of its rejection of such contractor within seven (7) days after EFI notifies Adobe of its intent to permit such contractor to obtain access to the Adobe Support Information.

3. ADOBE SUPPORT INFORMATION.

3.1 EFI shall ensure that all Adobe Support Information received from Adobe, and copies made thereof, will be properly marked or otherwise appropriately identified as Adobe Support Information before being made available to Authorized Employees and Authorized Contractors hereunder.

3.2 EFI shall ensure that the same degree of care is used to prevent the unauthorized use, dissemination, or publication of the Adobe Support Information as EFI uses to protect its own confidential information of a like nature, but in no event shall the safeguards for protecting such Adobe Support Information be less than a reasonably prudent business would exercise under similar circumstances. EFI shall take prompt and appropriate action to prevent unauthorized use or disclosure of Adobe Support Information.

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	27

3.3 EFI shall instruct Authorized Employees and Authorized Contractors not to copy Adobe Support Information on their own, and not to disclose Adobe Support Information to anyone not authorized to receive it.

3.4 Adobe Support Information shall be handled, used, and stored solely at the Development Sites.

4. TRADE SECRETS. Adobe Support Information in object code, source code and hard copy printout form, including the techniques, algorithms, and processes contained in the Adobe Support Information which have been developed, acquired, or licensed by Adobe, or any modification or extraction thereof, may constitute trade secrets of Adobe and/or its suppliers, and will be used by EFI only in accordance with the terms of this Agreement. EFI will take measures reasonably required to protect the proprietary rights of Adobe and its suppliers in the Adobe Support Information and will promptly notify Adobe of any lost or missing items and take reasonable steps to recover such items. EFI agrees that it will not attempt to reverse engineer any portion of the Adobe Support Information which is provided to EFI solely in object code form.

5. NO COMMINGLING OF TECHNOLOGY. The terms of this Paragraph do not preclude EFI from developing a Clone Product; however, if EFI engages in such Clone Product development during the term of this Agreement, it shall ensure that there is no use of the Adobe Deliverables in the design and development of Clone Products. In furtherance of such requirement, EFI shall ensure there is no sharing with such Clone Product development any of the following: (i) design documents or schematics supplied by Adobe; (ii) Adobe Support Information; (iii) any computers on which Adobe Deliverables reside or to which individuals involved in Clone Development have access; or (iv) personnel with access to any of (i)-(iii) above. EFI shall ensure that all Authorized Employees and Authorized Contractors who have had previous access to Adobe Support Information will be precluded for a period of six (6) months after their latest access to such Adobe Support Information from being employed in any Clone Product development (either internally or externally) by or for EFI. “Employment in any Clone Product development” shall be defined as having direct access to, or producing any specifications, documentation, or source code for, components of a Clone Product. EFI shall further ensure that each such Authorized Employee or Authorized Contractor shall not, concurrent with the commencement of work on such Clone Product development within EFI, (a) have either retained nor had access for a minimum period of six (6) months to any Adobe Support Information, and (b) utilize, or facilitate use of, any Adobe Support Information in such Clone Product development. Notwithstanding the foregoing, any Authorized Employee or Authorized Contractor who has only received access to (i) documentation (but not including the Adobe Certification Test Suite(s) or any source code documentation) or (ii) object code (but no source code) contained in the Adobe Support Information shall be exempted from the requirements in this Paragraph 5.

6. CERTIFICATION. At Adobe’s request, EFI will provide Adobe with written certification by an officer of EFI of EFI’s compliance (to the best knowledge of such officer based on reasonable due diligence and investigation) with its obligations under Paragraph 1 (“Authorized Employees and Contractors”) and Paragraph 5 (“No Commingling of Technology”) of this Exhibit and Section 7.2 (“EFI’s Use of Adobe Trademarks”) of the Agreement.

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	28

7. PROPRIETARY RIGHTS AUDIT. During the term of the Agreement and for a period of eighteen (18) months thereafter, an independent auditor, mutually selected by Adobe and EFI, shall have access to such portion of EFI’s records and premises to allow the auditor to determine whether EFI is substantially in compliance with this Exhibit and Paragraph 6 (“Proprietary Rights and Legends”) of the Agreement. In no event shall audits be made hereunder more frequently than once per year. Such access shall be (a) during EFI’s regular business hours, (b) arranged so that, to the extent possible, EFI’s regular business activities are minimally disrupted and (c) under the terms of an appropriate confidentiality agreement executed by the individual(s) conducting such audit. If there is a disagreement between the parties with regards to the conclusions of such an audit, the parties will in good faith discuss and negotiate a mutually acceptable resolution. If, however, a resolution is not reached, despite escalation of the matter within the management of both companies, the dispute may be referred to a mutually agreed to and independent auditor. If that auditor concludes that EFI is not substantially in compliance with its obligations to protect Adobe’s proprietary rights, EFI shall pay the costs of such audit. Otherwise, Adobe shall pay the costs of such audit. Such payment will not preclude Adobe from exercising any rights which it may have under the Agreement. EFI shall immediately correct any deficiencies discovered in the course of the audit.

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	29

EXHIBIT K-2

ADDITIONAL SECURE PROCEDURES FOR HANDLING ADOBE CORE SOURCE

1. DEFINITION. The provisions of this Exhibit K-2 shall only apply to Adobe Core Source. The provisions of Exhibit K-1 (“Secure Procedures for Handling Adobe Support Information”) of the Agreement shall apply both to the Adobe Support Source and to Adobe Core Source.

2. ACCESS LIMITED TO AUTHORIZED EMPLOYEES. EFI shall ensure that only Authorized Employees have access to Adobe Core Source. Any Authorized Employee with access to the secured area within a Primary Development Site or to the Secure Computer System, as described below, is assumed to have had access to Adobe Core Source and therefore is subject to the requirements imposed under this Exhibit. In addition, such Authorized Employee is precluded from being employed in any Clone Product development for a period of twelve (12) months after such latest access to the secured area within a Primary Development Site or to the Secure Computer System, whether or not he/she actually had access to Adobe Core Source.

3. ADOBE CORE SOURCE.

3.1 Adobe will identify for EFI which portions of the Adobe Software are Adobe Core Source. Once identified by Adobe as containing Adobe Core Source, any information derived from such Adobe Core Source, whether in oral or written form, shall be treated by EFI as Adobe Core Source. EFI shall ensure that all such Adobe Core Source received from Adobe, and copies made thereof, will be properly marked or otherwise appropriately identified as Adobe Core Source before being made available to Authorized Employees hereunder.

3.2 EFI agrees that it will not (i) reproduce any portion of any documentation, source code or hard copy printouts thereof included in Adobe Core Source, in any form or medium, without Adobe’s prior written permission except as necessary for supporting EFI Products distributed by EFI under the Agreement; (ii) allow hard copy printouts of any portion of source code included in Adobe Core Source to exist except within the secured area as described in Paragraph 6.1 (“Physical Site Security Provisions”) below; (iii) store or otherwise use source code included in Adobe Core Source except as provided in Paragraph 6 (“Secure Computer System”) below; or (iv) handle, store and use Adobe Core Source except at a Primary Development Site and in accordance with the security requirements set forth in Paragraph 4 (“EFI Log”), Paragraph 5 (“Access to Written Adobe Core Source”), Paragraph 6 (“Secure Computer System”) and Paragraph 7 (“Primary Development Sites”) below.

3.3 EFI shall advise all Authorized Employees (i) of the restrictive nature of the Adobe Core Source, both at the time when such person has the initial access thereto and at the time when such access ceases, and (ii) of the requirements to protect the Adobe Core Source in accordance with the provisions set forth in this Exhibit.

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3.4 EFI shall ensure that all access to the Adobe Support Information including Adobe Core Source shall cease immediately for any Authorized Employee whose employment with EFI is terminated for any reason.

3.5 EFI shall ensure the Adobe Core Source is handled, used and stored only as specifically authorized in this Exhibit.

3.6 In addition to the security measures specified herein, EFI shall adopt other measures to protect the Adobe Core Source that are at least as stringent as it implements to protect such other proprietary information under its control.

4. VIOLATIONS OF CONFIDENTIALITY AGREEMENTS. If at any time Adobe shall have reason to believe that any Authorized Employee may have violated his or her obligations under the confidentiality agreement entered into with EFI, EFI agrees to comply with Adobe’s request to provide Adobe with copies of all such confidentiality agreements entered into by EFI with its Authorized Employees and not previously provided to Adobe. Upon Adobe’s reasonable request and notice, EFI shall provide Adobe with the names of Authorized Employees with current access as well as the names of former Authorized Employees with previous access to the Adobe Core Source.

5. ACCESS TO WRITTEN ADOBE CORE SOURCE. Access to any written or tangible Adobe Core Source shall be controlled in the following manner.

5.1 EFI shall maintain only one (1) master copy of the tangible Adobe Core Source. Such copy and each subsequent copy must be marked as “Adobe Core Source – Unauthorized Copying Prohibited.”

5.2 Authorized Employee shall be instructed not to copy any Adobe Core Source on his/her own, and not to disclose the Adobe Core Source to anyone not authorized to receive it.

5.3 EFI shall ensure that all tangible copies of the Adobe Core Source, including source listings of the Adobe Software, are used, handled and stored solely within the secured area of a Primary Development Site with access limited to Authorized Employees at all time.

6. SECURE COMPUTER SYSTEM. “Secure Computer System” refers to a computer system on which EFI stores and uses the Adobe Core Source for the purpose of modifying, compiling and assembling source code and linking object code in conjunction with its developing and supporting EFI Products. It shall consist of a private network containing one or more computer workstations and personal computers contained in a single building or within a group of adjacent buildings with a Secure Network between them. The term “Secure Network” shall mean Secure Computer and network gateway or router, all housed within the secured area in a Primary Development Site, which allows for “end-to-end” encrypted communications between Primary Development Sites. The term “end-to-end” communications means that the path through which a communications packet passes remains encrypted and un-viewable until the packet reaches the Secure Network at another Primary Development Site. Each such Secure Computer System shall be fully implemented and administered by EFI in accordance with the provisions set forth below.

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6.1 Physical Site Security Provisions.

6.1.1 The entire Secure Computer System shall be located in a secured area accessible only to authorized personnel (see Paragraph 6.1.2 and Paragraph 6.1.3 below) at the Primary Development Site. EFI shall ensure that there is sufficient security at all entrances to and from the secured area to prevent unauthorized physical entry.

6.1.2 Regular access to the secured area shall be limited only to EFI’s Authorized Employees and the EFI-designated security administrator (“SA”) for the site.

6.1.3 Restricted access to the secured area by other individuals will be allowed, but such individuals will require the approval of the SA and shall be limited to maintenance, housekeeping, management, and similar activities.

6.2 Secure Computer System Security Provisions.

6.2.1 Access to Adobe Core Source which is installed on the Secure Computer System will be limited to (i) EFI’s Authorized Employees, and (ii) the SA for the purpose of system maintenance and backups.

6.2.2 All such individuals included above shall have signed confidentiality agreements with EFI.

6.2.3 Access to the Secure Computer System shall be controlled by authentication technology, such as SecurID®, SafeWord® and public/private key technologies of comparable robustness. To satisfy the authentication requirement, an Authorized Employee must produce a unique ID, a password or PIN. Passwords and PINs will be issued and controlled by the SA. EFI will implement other protection as reasonably needed to ensure that access to the Adobe Core Source is limited to Authorized Employees and that no copies or portions thereof are made or maintained outside the Secure Computer System.

6.2.4 Backups of Adobe Core Source will be administered by the SA and will be securely archived within the secured area containing the Secure Computer System or at such other secure site as Adobe may approve in writing. All backup tapes containing Adobe Core Source shall be labeled “EFI Confidential” and shall be subject to EFI’s maximum security measures. Network system maintenance shall be conducted under the supervision of the SA by Authorized Employees.

6.2.5 Adobe Core Source delivered to EFI will be transported to the SA at a Primary Development Site on CD-ROM or other mutually agreeable media by a mutually agreed upon carrier, or as otherwise agreed upon by the parties.

6.2.6 Revised Object will be made available to other Development Site(s) located outside of the secured area for the purpose of linking with other software related to development of an EFI Product. Transfer of such Revised Object will occur through physical transport on magnetic media and will be managed by the SA.

7. PRIMARY DEVELOPMENT SITES. If more than one (1) Primary Development Site is listed in EXHIBIT B (“Development and Reproduction Sites”), EFI shall maintain a separate Secure Computer System at each such site which has access to Adobe Core Source. Each site will have its own SA. The data transmission of Adobe Core Source between Primary Development Sites shall be conducted in accordance with Paragraph 6 and all such Adobe Core Source may be stored and used at each such location but only on Secure Computers within a Secure Computer System.

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EXHIBIT L

ROYALTIES

[*]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	33

EXHIBIT L-1

ROYALTY REPORT FORMAT

[*]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	34

EXHIBIT M

AUTHORIZED THIRD PARTY AGREEMENT MINIMUM TERMS AND CONDITIONS

1. LICENSE. Licensor may provide to Licensee the Revised Object and/or Font Programs from Adobe (“Replacement Software”) as part of maintenance spares for EFI Product which Licensee may use solely for the purpose of replacing defective EFI Product. If Licensee is a Remarketer Customer, Licensee may provide the Replacement Software to its Authorized Third Parties to perform the activities described above so long as each such Authorized Third Party has executed a written agreement containing these minimum terms, and provided Electronics for Imaging, Inc. and Adobe Systems Incorporated are listed as third party beneficiaries of such written agreement.

2. REPLACEMENT. All defective copies of the Revised Object or Font Programs from Adobe shall be replaced with Replacement Software on a “like-for-like” basis. Licensee must destroy the replaced version of the Revised Object, Host Software and Font Programs or return them to EFI.

3. RESTRICTIONS. Licensee agrees it will not modify, reverse assemble, reverse compile or otherwise reverse engineer the Replacement Software in whole or in part or allow any other party to do so while Replacement Software is in its possession or under its control.

4. THIRD PARTY BENEFICIARY. Licensee is hereby notified and acknowledges that Adobe Systems Incorporated, 345 Park Avenue, San Jose, CA 95110-2704 (“Adobe”) is a third-party beneficiary of any agreement between Licensee and Licensor that pertains to the Replacement Software. The provisions of such agreements are made expressly for the benefit of Adobe and are enforceable by Adobe in addition to EFI. Licensee further acknowledges that if it fails to comply with the applicable terms and conditions of such agreement, Adobe shall have the right to terminate this Agreement under the terms of Paragraph 5 (“Termination”) below and further, Adobe shall be entitled to seek equitable relief to protect its interests, including but not limited to injunctive relief, in addition to any other rights and remedies provided by law.

5. TERMINATION. Licensor may terminate this Agreement upon ten days notice for breach by Licensee provided that such breach is not cured within the ten day period. If the Agreement is terminated for an uncured breach, Licensee shall provide Licensee with a notice of termination, and upon receiving such notice Licensee shall immediately discontinue use of the Replacement Software. Within ten (10) days of such termination, Licensee shall have (i) returned to Licensor all copies of the Replacement Software in its possession or under its control; and (ii) presented to Licensor a certificate signed by a corporate officer of Licensee stating that all such copies of the Replacement Software have been returned or destroyed.

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EXHIBIT N

Certified EFI Products

EFI warrants that to its knowledge, all of its shipping products that contain Adobe Deliverables have been certified by Adobe.

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Exhibit O

REMARKETER CUSTOMER AGREEMENT

MINIMUM TERMS AND CONDITIONS

EFI shall ensure that its Remarketer Customers comply with all the terms and conditions of a written agreement between EFI and any such Remarketer Customer (“Remarketer Customer Agreement”) which:

a. requires the Remarketer Customer to faithfully reproduce (a) the Distributable Software from the Golden Master versions supplied by EFI only at the Reproduction Sites specified in the Remarketer Customer Agreement; and (b) on the media containing the Distributable Software and within the code itself the applicable Trademarks and other proprietary notices, including copyright notices appearing on the Golden Master versions of the Distributable Software delivered to the Remarketer Customers and as otherwise as required by EFI or Adobe; and

b. requires the Remarketer Customer not to alter or replace any portion of, or alter the functionality of any portion of, the Distributable Software supplied by EFI to its Remarketer Customer; and

c. imposes the same obligations on the Remarketer Customer, as are imposed under Paragraph 10 (“Trademark License”) of EXHIBIT A (“Licensing Categories and Terms”), with respect to the Remarketer Customer’s use of Adobe Trademarks and Trademarks on Distributable Software, including acknowledging that Adobe and its suppliers retain exclusive ownership of all trademarks and copyright rights to the Adobe Trademarks and Adobe’s suppliers’ Trademarks, including logos and product names, and to all of the documentation and computer-recorded data related to the Distributable Software; and

d. provides that the Remarketer Customer will provide within thirty (30) days of a request specimens of the Distributable Software for inspection and testing purposes to determine that the Distributable Software are faithful reproductions of the Golden Master and otherwise conform to the Adobe quality standards; and

e. grants EFI rights to audit the records of the Remarketer Customer equivalent to those granted to Adobe in Section 8.8 (“Right of Audit”) of the Agreement; and

f. to the extent permitted by applicable law in a particular jurisdiction, expressly prohibits a Remarketer Customer from reverse compiling or reverse engineering the Revised Object or Font Programs supplied to it during the term of the Remarketer Customer Agreement; and

g. requires Remarketer Customer to acknowledge that Adobe is a third party beneficiary to the Remarketer Customer Agreement and is entitled to enforce and seek legal remedies for breach of the Remarketer Customer Agreement in the event it fails to comply with the terms and conditions stated therein; and

h.

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i. may allow a Remarketer Customer to distribute the Distributable Software as part of an End User Product accompanied by a copy of Remarketer Customer’s End User Agreement in place of EFI’s End User Agreement, provided that EFI ensures that all conditions set forth in Section 2.2 (“End User Agreement”) apply equally to such Remarketer Customer. If an End User Product is to be distributed to a U.S. Government customer, Remarketer Customer shall be required to license the Distributable Software in accordance with Section 6.2 (“U.S. Government End Users”) of the Agreement. If distribution is to another government, Remarketer Customer shall be required to ensure that the Distributable Software receive the maximum protection available from such government for commercial computer software and related documentation developed at private expense. EFI shall require the Remarketer to provide EFI with sample copies of Remarketer Customer’s End User Agreement, upon Adobe’s reasonable request, for review by Adobe; and

j.

k.

l. requires Remarketer Customer to employ protection mechanisms, in accordance with Section 2.3 (“Protection Mechanisms”) herein, in conjunction with any copies of the Distributable Software it creates pursuant to its reproduction licenses hereunder; and

m. requires that the Remarketer Customer’s agreements, or portions thereof, shall terminate upon termination of the EFI/Adobe Agreement or relevant portions thereof, respectively. However, while the Remarketer Customers’ rights to distribute the Distributable Software will terminate, the Remarketer Customers’ sublicensees shall be permitted the uninterrupted use of the Distributable Software for the balance of the term of their respective End User Agreement, provided that, and for so long as, they are not in default of such agreement; and Remarketer Customers’ rights upon default of the applicable End User Agreements shall be automatically assigned to Adobe.

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Exhibit P

PERMITTED COUNTRIES LIST

Austria

Australia

Belgium

Canada

Denmark

Finland

France

Germany

Greece

Ireland

Italy

Japan

Luxembourg

Netherlands

Norway

Portugal

Spain

Sweden

Switzerland

United Kingdom

United States

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EXHIBIT Q

FORM OF ADOBE DELIVERABLES APPENDIX

ADOBE DELIVERABLES APPENDIX NO.

TO THE

OEM DISTRIBUTION AND LICENSE AGREEMENT

DATED AS OF SEPTEMBER 19, 2005 (the “Agreement”)

BY AND BETWEEN

ADOBE SYSTEMS INCORPORATED and

ADOBE SYSTEMS SOFTWARE IRELAND LIMITED (collectively, “Adobe”)

AND

ELECTRONICS FOR IMAGING, INC. (“EFI”)

This Deliverables Appendix sets forth additional and different terms and conditions particular to the Adobe Deliverables described below and shall be incorporated by reference into the Agreement. Such different or additional terms are applicable only to the Adobe Deliverables described below and in no way alter the terms and conditions applicable to other deliverables incorporated into the Agreement by addition of an Adobe Deliverables Appendix.

All the terms used in this appendix shall retain the same meaning as defined in the Agreement and such definitions are incorporated herein by reference.

A.	ADOBE DELIVERABLES. The following is a list of the deliverables which will be provided by Adobe to EFI pursuant to this Appendix.

1.	Reference Port: Adobe will deliver PostScript 3 software version based on Adobe’s standard Camelot Reference Port, that will execute on a workstation containing a processor running with OS Version . The compiler used by Adobe to compile the Adobe Software is as follows:

	a.	PostScript Software

	b.	Other Adobe Software

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2.	Host Software.

3.	Font Programs. The Extended Roman Font Program Set identified in EXHIBIT C-1 (“Extended Roman Font Program Set”) of the Agreement.

Additional Font Programs as follows:

4.	Adobe Certification Test Suite.

5.	Software Development Tools and Utilities.

6.	Documentation.

7.	Other Adobe Software

8.	Development Support. ( ) hours of development support (per Development Site) as specified in of EXHIBIT G (“Maintenance”) of the Agreement.

The Adobe Deliverables described herein are in the following support categories:

Category A Deliverables:
Category B Deliverables:
Category C Deliverables:

9.	Warranty. The Adobe Deliverables described herein are subject to the following warranties:

	Adobe Deliverable	Warranty

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B.	FEES. The following fees set forth in the Agreement as associated with the Adobe Deliverables:

	Reference Port License Fee per	U.S. Dollars
	Development Site identified below.	(US$ ) upon signing this Appendix.

Other Fees:

C.	SPECIAL TERMS (if any).

D.	DEVELOPMENT SITE(S).

Address:

Address:

E.	TECHNICAL COORDINATORS.

1.	For Adobe:

Name/Title:
Address:

Phone/Fax:

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	2.	For EFI:

Name/Title:
Address:

Phone/Fax:

F.	All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, Adobe and EFI have caused this Appendix to the Agreement to be executed by their duly authorized representatives.

ADOBE:		EFI:

By:	SAMPLE / DO NOT SIGN	By:	SAMPLE / DO NOT SIGN

Print Name:		Print Name:

Title:		Title:

Date:		Date:

Any entries in Sections B or C above require the signature of the EFI Legal Department.

Reviewed and Approved:

By:	SAMPLE / DO NOT SIGN

Print Name:

Title:

Date:

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EXHIBIT R

COPY VENDOR PROVISIONS

As a condition to the grant by Adobe to EFI and its Remarketer Customers to use a third party to make duplicate copies of the Distributable Software (EFI and Remarketer Customers, as applicable, hereinafter referred to as “Copy Requestor”) agrees to enter into a binding written agreement (hereinafter “Reproduction Agreement”) with a Copy Vendor with terms that are at least as restrictive as those set forth below. EFI will obtain samples of reproductions of Adobe logos upon request from Adobe.

1. Copy Vendor shall be permitted access to the master copy of the Distributable Software (the “Software”) solely for the purpose of making copies of such Software for Copy Requestor and for no other purpose. Copy Vendor shall make only so many copies of the Software as is required to supply Copy Requestor with the number of copies ordered by Copy Requestor, and all such copies shall be made at its facilities located in a country on the Permitted Countries List. Copy Vendor further agrees that it will return all such copies to Copy Requestor and will refrain from distributing copies of such Software to third parties or from retaining copies for any internal use which is not directly related to its being able to provide the copying services for the Software, as required by the Reproduction Agreement with Copy Requestor.

2. Copy Vendor is prohibited from modifying the Software or merging or combining the Software with other software or from making any other change or addition to the master copy of the Software received from Copy Requestor or to any copies of the Software which are made by Copy Vendor hereunder.

3. Copy Requestor is providing Copy Vendor with a master copy of the Software in object code form only, and Copy Vendor is prohibited from doing anything, including reverse engineering, reverse assembling and decompiling of the Software, to derive the source code from the Software.

4. Copy Vendor is hereby notified that Adobe Systems Incorporated, a Delaware corporation located at 345 Park Avenue, San Jose, CA 95110-2704 USA (“Adobe Systems”) and Adobe Systems Software Ireland Limited, a company incorporated in Ireland (“Adobe Ireland”), (both individually in their respective countries and collectively referred to as “Adobe”) are the suppliers of the Software (or components thereof) to Copy Requestor. Adobe has licensed to Copy Requestor the right to use a third party vendor to make and to supply copies of the Software, subject to minimum conditions imposed on Copy Vendor under the terms of the Reproduction Agreement. Such conditions are made expressly for the benefit of Adobe, and as a third-party beneficiary to the Reproduction Agreement, Adobe shall have the right to enforce any or all of such conditions, including, but not limited to the right to terminate the Reproduction Agreement upon giving Copy Vendor notice of its intention to terminate, if Copy Vendor shall fail to fulfill its obligations set forth in the Reproduction Agreement. In the event of such termination, Copy Vendor shall comply with the provisions set forth in Paragraph 10 below for return of all copies of Software in its possession or control.

5. In the event of Copy Vendor’s failure to comply with the terms of the Reproduction Agreement, Adobe Systems and Adobe Ireland, and/or Copy Requestor shall have the right to injunctive relief in addition to any other remedy available to it.

6. Any right granted to Copy Vendor hereunder is personal to Copy Vendor, and Copy Vendor may not assign or transfer any right or obligation that it may have under the Reproduction Agreement to any other party, and any attempt to do so shall be null and void.

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	44

7. Copy Vendor agrees that those techniques, algorithms, and processes contained in the Software to be supplied to Copy Vendor by Copy Requestor hereunder constitute trade secret information of Adobe or Adobe’s third party supplier and will be used by Copy Vendor only in accordance with the terms of the Reproduction Agreement. Copy Vendor agrees that it will disclose the Software only to employees with a need to know who have agreed in writing (i) not to disclose the Software, (ii) to use the Software for the sole benefit of Copy Requestor and only as permitted by the Reproduction Agreement, and (iii) to take all reasonable precautions to prevent disclosure to other parties. Copy Vendor will take all measures required to protect the proprietary rights of Adobe in such proprietary information. The obligations set forth in this paragraph shall survive termination of the Reproduction Agreement.

8. Copy Vendor shall affix, to each full or partial copy of the Software made by Copy Vendor, all copyright, restricted rights and other proprietary information notices identical to the notices appearing on the master copy of the Software supplied to Copy Vendor hereunder, or such other proprietary notices as Copy Requestor or Adobe may require from time to time. Copy Vendor shall exactly duplicate any “Adobe” logos which may appear on the master copy on every copy of the Software made from said master copy, and Copy Vendor shall provide Copy Requestor with samples of the reproductions upon request from Copy Requestor , to ensure that Copy Vendor’s use of the Adobe trademarks does not impair the rights of Adobe Systems in its trademarks. In the event EFI notifies Copy Vendor that Copy Vendor is not meeting the Adobe quality standards with respect to its use of the Adobe trademarks, EFI may give notice to Copy Vendor to improve such quality or cease use of said trademarks and Copy Vendor shall begin immediately to comply with such request.

9. The Reproduction Agreement does not grant Copy Vendor any rights to patents, copyrights, trade secrets, trade names, trademarks, or any other rights, franchises, or licenses in respect of the Software. The Software has been supplied to Copy Requestor by Adobe, and title to the Software and any copies thereof shall remain with Adobe or with Adobe’s third party supplier.

10. Copy Requestor may terminate the Reproduction Agreement at any time, with or without cause, upon providing Copy Vendor with a notice of termination, and upon receiving such notice, Copy Vendor shall immediately discontinue use or copying of the Software. Within ten (10) days of such termination, Copy Vendor shall have: (i) returned to Copy Requestor all copies of the Software, including, but not limited to, the master copy, in its possession or under its control; (ii) completely destroyed all copies of the Software stored in any storage apparatus or media owned or controlled by Copy Vendor; and, (iii) presented to Copy Requestor a certificate signed by a corporate officer of Copy Vendor stating that all such copies of the Software have been returned or destroyed.

11. Copy Vendor shall indemnify and hold Copy Requestor, Adobe Systems and Adobe Ireland harmless against any claim, loss, liability or damage, including attorneys’ fees and other costs, including costs of litigation, arising out of Copy Vendor’s transfer, use, disclosure or copying of the Software in violation of any provisions contained in the Reproduction Agreement.

12. Copy Vendor is prohibited from doing anything with the Software not expressly provided for in the Reproduction Agreement.

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	45

EXHIBIT S

Contacts

EFI

[*]

Adobe

[*]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT NO. 1 TO

OEM DISTRIBUTION AND LICENSE AGREEMENT

This amendment No. 1 (the “Amendment”) is made to the OEM Distribution and License Agreement (the “License Agreement”) entered into as of September 19, 2005 by and among Adobe Systems Incorporated, Adobe Systems Software Ireland Limited, and Electronics for Imaging, Inc.

This Amendment is effective as of October 1, 2005 (the “Amendment Effective Date”).

The parties agree as follows:

1.	The royalty rates, license and support fees and other payments owed to Adobe by EFI pursuant to the License Agreement (the “Fees”) shall be effective as of October 1, 2005. The Fees prevailing prior to the execution of the License Agreement will be in effect through and including September 30, 2005.

2.	The foregoing shall not be applicable to the Make-Up Payment described in Section IV of Exhibit L (Royalties).

3.	All other terms of the License Agreement shall remain unaffected by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representative as of the Amendment Effective Date.

ADOBE SYSTEMS INCORPORATED		ELECTRONICS FOR IMAGING, INC.

By:	/s/ Christine M. Csubak	By:	/s/ Joseph Cutts

Print Name:	Christine M. Csubak	Print Name:	Joseph Cutts

Title:		Title:	CFO & COO

ADOBE SYSTEMS SOFTWARE IRELAND LIMITED

By:	/s/ Mark C. Higgins

Print Name:	Mark C. Higgins

Title:

POSTSCRIPT SOFTWARE DEVELOPMENT AND OEM DISTRIBUTION LICENSE AGREEMENT ELECTRONICS FOR IMAGING, INC.	46